                                  BERGER FUNDS

                                  ANNUAL REPORT

[GRAPHIC]


                               September 30, 1999



  BERGER INFORMATION TECHNOLOGY FUND

  BERGER NEW GENERATION FUND

  BERGER SELECT FUND

  BERGER SMALL COMPANY GROWTH FUND

  BERGER SMALL CAP VALUE FUND

  BERGER MID CAP GROWTH FUND

  BERGER MID CAP VALUE FUND

  BERGER 100 FUND

  BERGER/BIAM INTERNATIONAL FUND

  BERGER GROWTH AND INCOME FUND

  BERGER BALANCED FUND

INFORMATION ON YEAR-END DISTRIBUTIONS

To help you with tax planning, we provide you with the preliminary capital gains amounts our funds may distribute near year-end. Estimates are now available on our Web site at bergerfunds.com or by calling Investor Services at (800) 551-5849.

Please keep in mind that these amounts are not final and may be revised before the December 27 record date. As we approach the record date, you may want to check back with us for updated numbers.

And, please remember that a capital gains distribution does not change the total value of your account so long as the distribution is reinvested in additional fund shares. By reinvesting distributions rather than taking them in cash, you put the power of compounding to work for you. Over time, this may increase the value of your investment considerably.

Below are several important dates you'll want to remember:

DECEMBER 27 -- Record date. All shareholders of record as of close of business will receive the distribution.

DECEMBER 28 -- Ex-dividend and reinvestment date. On this date the fund's share price will drop by an amount equal to the capital gains distribution (plus or minus any share price fluctuation that may normally occur that day.) Investors who chose to have their distributions reinvested will receive additional shares of the fund.

DECEMBER 30 -- Payable date. Checks are issued to investors who elected to receive their distributions in cash.


                                                       Berger Distributors LLC ~
                                                             Member NASD (11/99)

Contents

2    A Message for Berger Investors

     BERGER FUNDS

4    Berger Information Technology Fund

8    Berger New Generation Fund

13   Berger Select Fund

16   Berger Small Company Growth Fund

20   Berger Small Cap Value Fund

24   Berger Mid Cap Growth Fund

28   Berger Mid Cap Value Fund

32   Berger 100 Fund

36   Berger/BIAM International Fund

38   Berger Growth and Income Fund

42   Berger Balanced Fund

46   STATEMENTS OF ASSETS AND LIABILITIES

48   STATEMENTS OF OPERATIONS

50   STATEMENTS OF CHANGES IN NET ASSETS

54   BERGER/BIAM INTERNATIONAL FUND FINANCIAL STATEMENTS

56   BERGER FUNDS NOTES TO FINANCIAL STATEMENTS

62   BERGER/BIAM INTERNATIONAL PORTFOLIO FINANCIAL STATEMENTS
     (TO BE READ IN CONJUNCTION WITH THE BERGER/BIAM
     INTERNATIONAL FUND)

67   BERGER/BIAM INTERNATIONAL PORTFOLIO NOTES TO FINANCIAL
     STATEMENTS

70   FINANCIAL HIGHLIGHTS

77   REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To obtain a prospectus for any of the Berger Funds, which contains more complete information, including management fees, charges and expenses, call (800) 333-1001.

Please read it carefully before you invest. bergerfunds.com

Berger Funds               September 30, 1999                      Annual Report
2
--------------------------------------------------------------------------------

A Message
for Berger Investors


IT'S BEEN SEVERAL MONTHS SINCE THE MANAGEMENT CHANGES AT BERGER, AND I'D LIKE to give you a report on our progress. Following is a report on our growth funds--those most directly affected by the changes. I've also included some good news about fees and a few thoughts on market volatility.

Each Berger Fund shares the same goal--to provide consistently competitive performance over the long term--performance that will place it in the top quarter of its peer groups despite short-term market fluctuations that may favor one investment style over another.

That's a tall order. Our talented, committed investment team has taken important initial steps toward establishing the kind of long-term competitive records that investors deserve.(1) I'm pleased with our progress after these early months.

BUILDING A STRONG FOUNDATION

At the top of our priority list has been the Berger 100 Fund. Several years of sub-par performance had left investors feeling frustrated. I'm not going to offer a glowing description of how the fund has done a complete turnaround. I am going to tell you the fund is doing better, and we will strive to continue this trend. Co-managers John Jares and Tino Sellitto, who took over in May, have made steady progress. The fund has gained significant ground among its peers and has pulled ahead of the S&P 500 Index.(2) It's a promising start on strengthening the fund's track record and restoring confidence.

An unsung hero is the Berger Growth and Income Fund. It's never been a headline grabber, but the performance of this fund has earned it an Overall Morningstar Rating-TM- of 4 stars among 3,210 domestic equity funds as of September 30, 1999.(3) Manager Tino Sellitto, who took over last November, has guided Growth and Income to the upper echelon of its peer group this year, well ahead of the S&P 500.(2)

COMING OF AGE

Berger Balanced Fund is a youngster compared with the Berger Growth and Income Fund, but now beginning its third year, manager John Jares has established the foundation for the kind of long-term record we are committed to building for every Berger Fund. An excellent performer last year, the Balanced Fund remains at the top according to Lipper, ranking number 1 of 421 balanced funds for the one-year period ended September 30, 1999.(4)

Berger New Generation Fund is also coming of age. It has earned the highest Overall Morningstar Rating-TM- of 5 stars among 3,210 domestic equity funds as of September 30, 1999.(3) Manager Mark Sunderhuse, who took over in February, has kept the fund on a winning track, outdistancing the S&P 500(2) as well as most competitors.

Amy Selner continues to build an impressive record with the Berger Mid Cap Growth Fund, and since taking over Berger Small Company Growth Fund last November, she has enhanced an already solid record.

Nearing the end of its second year, Berger Mid Cap Growth Fund continues to be one of the most solid performers in its peer group and is well ahead of the S&P Mid Cap 400 Index.(5) Small-company stocks appear to have begun emerging from a prolonged bear market, and Berger Small Company Growth Fund remains very competitive in its peer group and out in front of the Russell 2000 Index.(6)

The "Best of Berger" is represented in the Berger Select Fund. Each of our four growth managers contributes a limited number of what he or she considers to be their best current investment opportunities to our only non-diversified or focused fund. John, Tino, Mark and Amy took over in May and have adopted a strategy that has resulted in significantly lower turnover, yet performance has remained strong. The fund is far outpacing the S&P 500(2) and continues to make a good showing among its peers.

Annual Report               September 30, 1999                      Berger Funds
                                                                               3
--------------------------------------------------------------------------------

MANAGEMENT FEES REDUCED

Another positive change for Berger investors is a reduction in the management and administrative fees on all domestic Berger Funds, effective October 1, 1999. For our small-company-oriented funds the old flat fee of .90% per year has been changed to begin at .85% with new breakpoints when the funds reach $500 million and $1 billion in assets. Funds that have carried a flat fee of .75% will also have breakpoints at $500 million and $1 billion in assets. In addition, the .01% administrative fee has been eliminated on all funds.

NERVOUS MARKET CALLS FOR COOL HEAD

A bout of market jitters can leave many investors feeling a bit nervous. But at Berger we believe that the best advice can be found in a few time-proven points:

- INVEST FOR THE LONG TERM--Successful investors are patient. Stocks may tend to be more volatile over the short term, but over time, stocks have outperformed other types of investments. Historically, the stock market spends more time going up than down.

- STAND FIRM--It's just human nature--market volatility translates to nervous investors. But it's important to avoid making rash decisions rooted in emotion rather than fact. It isn't always easy, but to reach your financial goals, we believe it's best to resist the temptation to make short-term moves.

- INVEST REGULARLY--Dollar cost averaging--investing at regular intervals can help you put volatility to work for you. During market dips you pay less for your fund shares, which can help to lower the average price you pay for shares over time.(7)

Meeting Your Expectations Our goal of achieving consistently competitive performance is matched by a second, equally important goal of meeting your service needs. You can let me know what's on your mind by emailing me at jackthompson@bergerfunds.com. I want your investment experience with us to be successful.

As always, we value the trust you have placed in us. In the months to come, I will keep you updated on our progress. We look forward to helping you reach your investment goals through the year 2000 and beyond.

                                               Sincerely,

                                               /s/ Jack R. Thompson

                                               JACK R. THOMPSON
                                               PRESIDENT


Investment returns and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. The Berger Funds may invest in IPO's that may significantly impact performance.

This material must be preceded or accompanied by a prospectus.

Berger Distributors LLC -- Member NASD (11/99)

(1)  Past performance does not guarantee future results.
(2) The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index is unmanaged, and investors cannot actually make investments in the Index. All comparisons to the Index are based on year-to-date performance through 9/30/99.
(3) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/99 and are subject to change every month. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjust ments and a risk factor that reflects fund performance below 90-day T-bill returns. Berger Growth and Income Fund received 4, 3 and 4 stars among 3,210, 2,010, and 751 domestic equity funds for the 3-, 5- and 10-year periods, respectively. Berger New Generation Fund received a 5-star rating out of 3,210 domestic equity funds for the three-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Given Berger New Generation Fund's focus on leading-edge companies and those in rapidly changing industries, its investments may involve greater risk and price volatility than those in companies in more stable industries.
(4) Lipper, Inc. rankings and fund performance figures are based on total return, including reinvestment of dividends and capital gains for the stated period.
(5) The Standard & Poor's 400 Index represents the market for stocks for mid-sized U.S. companies. The Index is unmanaged, and investors cannot actually make investments in the Index. Comparison to the Index is based on year-to-date performance through 9/30/99.
(6) The Russell 2000 Index represents small cap U.S. stocks. The Index is unmanaged, and investors cannot actually make investments in the Index. Comparison to the Index is based on year-to-date performance through 9/30/99.
(7) Dollar-cost averaging does not assure a profit or protect against a loss in declining markets. You should consider your ability to continue your purchases through periods of low price levels before investing.

Berger Funds                    September 30, 1999                 Annual Report
4
--------------------------------------------------------------------------------

[PHOTO]
                       BERGER INFORMATION TECHNOLOGY FUND


Ticker Symbol - Investor Shares                     N/A
              - Institutional Shares                BINFX
Fund Number   - Investor Shares                     912
              - Institutional Shares                913

PORTFOLIO MANAGER COMMENTARY                                WILLIAM F. K. SCHAFF

PERFORMANCE

The Berger Information Technology Fund (the "Fund") gained 29.53%(1) (Investor Shares) and 31.30% (Institutional Shares) for the period from March 1, 1999 to September 30, 1999. This performance compared very favorably with that of broader market indices such as the Standard & Poor's (S&P) 500 Index,(2) Russell 2000 Index(3) and Wilshire 5000 Index,(4) which gained 4.38%, 9.94% and 4.56%, respectively.

Our returns lagged some of the broader technology indices, however, because our Fund has a heavier weighting in information technology (IT) services, software and hardware. Among our peer group, the highest returns were earned by funds that invest in semiconductors, which have been the best performing technology segment this year. Despite our overweighting in the IT sector, we remain confident with our portfolio positioning and company exposure. The IT industry tends to be more defensive and less cyclical than the semiconductor and related groups.

YEAR IN REVIEW

The best performers among our larger holdings were LSI Logic, Nextel Communications, Texas Instruments, Siebel Systems and Hewlett-Packard. LSI and Texas Instruments are benefiting from strong chip demand. Wireless and networking applications are the strongest demand pulls. An example of this is Nextel Communications, a strong, independent wireless company that has been the subject of takeover rumors for some time. Siebel Systems continued to show strong revenue growth from sales of its leading customer relations management
(CRM) software. Hewlett-Packard's price performance was partly a result of the spin-off of its test and measurement business. Company management has found ways of increasing shareholder value over time.

The negative performance of three stocks dragged down Fund performance this period. Compaq was our biggest disappointment. This leading PC vendor continued to struggle with change and management uncertainty. Mindspring, a leading Internet service provider, is facing aggressive pricing competition for its services. AXENT Technologies is one of many struggling security software companies. Their business is focused on corporate security, and we believe this area will rebound in the year 2000.

Portfolio turnover this period was very low--just over 50% annualized. This is substantially less than many general technology funds and has helped minimize taxable gains to our shareholders.

LOOKING AHEAD

With the explosive growth in e-commerce and Web-based business models, it is not surprising that one of the biggest challenges facing most traditional businesses is finding a way to compete in the "new economy." We believe that one of the fastest growing areas for IT-related companies will be the ever-increasing use of IT services and software in traditional businesses. While many projects will be justified by management on a rate of return analysis, many others will be undertaken purely for strategic reasons, such as maintaining or increasing the company's competitive edge. We expect areas of demand to include systems management software like that offered by BMC Software and Computer Associates. We also look for a rebound in enterprise resource planning (ERP) and related vertical applications. ERP is currently led by SAP and Oracle. Vertical applications, such as supply chain management (SCM) and CRM software, should be in strong demand. Companies potentially benefiting from this demand include i2 and Siebel Systems.

Another area we see as fast-growing is enterprise applications integration (EAI) software, which is used to tie in multiple platforms and different applications. Many recent Initial Public Offerings (IPOs) have been in this area.

We also believe that e-commerce development and services will continue to be hot. The general category is too broad to discuss here, but some of the winners should be the leading networking companies such as Cisco, along with e-commerce vendors such as BEA Systems.

We strongly believe that 2000 will be the year for IT companies. Once free of the constraints of Y2K budgets, applications and service firms should see a buildup of backlog and a strong push toward new development projects that enhance corporate productivity. We are optimistic that IT-related companies will be the biggest beneficiaries within the broader technology spectrum. We are still very bullish in our long-term outlook because we believe that IT will remain one of the fastest growing segments in the North American economy.

1. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

3. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

4. The Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. More than 7,000 capitalization weighted security returns are used to adjust the index. One cannot invest directly in an index.

Annual Report              September 30, 1999                       Berger Funds
                                                                               5
--------------------------------------------------------------------------------

                       BERGER INFORMATION TECHNOLOGY FUND


PERFORMANCE OVERVIEW




INVESTOR SHARES
----------------
COMPARISON OF CHANGE IN VALUE OF BERGER INFORMATION TECHNOLOGY FUND; INVESTOR SHARES VS. WILSHIRE 5000 INDEX AND COST OF LIVING INDEX

             Berger Information
             Technology Fund;       Wilshire 5000     Cost of
             Investor Shares        Index             Living Index
 4/8/97      $10,000                $10,000           $10,000
9/30/97      $13,575                $12,293           $10,075
3/31/98      $16,030                $14,157           $10,138
9/30/98      $15,570                $12,698           $10,225
3/31/99      $23,955                $16,013           $10,313
9/30/99      $28,730                $16,123           $10,444


BERGER INFORMATION TECHNOLOGY FUND;
INVESTOR SHARES*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
--------------------------------------
1 Year                          84.49%
Life of Fund                    53.03%
(4/8/97)


INSTITUTIONAL SHARES
--------------------
COMPARISON OF CHANGE IN VALUE OF BERGER INFORMATION TECHNOLOGY FUND; INSTITUTIONAL SHARES VS. WILSHIRE 5000 INDEX AND COST OF LIVING INDEX

             Berger Information
             Technology Fund;       Wilshire 5000     Cost of
             Investor Shares        Index             Living Index
 4/8/97      $250,000               $250,000          $250,000
9/30/97      $339,375               $307,331          $251,875
3/31/98      $400,750               $353,933          $253,437
9/30/98      $389,250               $317,457          $255,625
3/31/99      $598,875               $400,319          $257,813
9/30/99      $728,075               $403,071          $261,094

BERGER INFORMATION TECHNOLOGY FUND;
INSTITUTIONAL SHARES*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
-----------------------------------------
1 Year                          87.05%
Life of Fund                    53.88%
(4/8/97)

*Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares.

Annual Report                September 30, 1999                     Berger Funds
6
--------------------------------------------------------------------------------

                       BERGER INFORMATION TECHNOLOGY FUND


-------------------------------------------------------------------------
Schedule of Investments
-------------------------------------------------------------------------

                                                      September 30, 1999

-------------------------------------------------------------------------
SHARES                                                             VALUE
-------------------------------------------------------------------------
COMMON STOCK (96.33%)
COMMERCIAL - LEASING COMPANIES (0.09%)
           1,220       Comdisco, Inc.                        $    23,561
-------------------------------------------------------------------------

COMPUTER - MANUFACTURERS (9.32%)
           6,000       Data General Corp.*                       126,375
           6,800       Dell Computer Corp.*                      284,325
           1,500       Hewlett-Packard Co.                       138,000
           4,600       International Business Machines Corp.     558,325
           4,795       NCR Corp.*                                158,534
          11,350       Sun Microsystems, Inc.*                 1,055,550
-------------------------------------------------------------------------
                                                               2,321,109

COMPUTER - INTEGRATED SYSTEMS (0.69%)
           4,000       Kronos Inc.*                              146,750
             600       Policy Management Systems Corp.*           18,975
             330       Wind River Systems, Inc.*                   6,270
-------------------------------------------------------------------------
                                                                 171,995

COMPUTER - LOCAL NETWORKS (4.56%)
             300       3Com Corp.*                                 8,625
          11,600       Cisco Systems, Inc.*                      795,325
           1,000       Foundry Networks, Inc.*                   126,000
          10,000       Novell, Inc.*                             206,875
-------------------------------------------------------------------------
                                                               1,136,825

COMPUTER - MAINFRAMES (1.34%)
           7,400       Unisys Corp.*                             333,925
-------------------------------------------------------------------------

COMPUTER - MEMORY DEVICES (5.92%)
          11,000       EMC Corp.*                                785,812
           8,800       Network Appliance, Inc.*                  630,300
           1,700       Seagate Technology, Inc.*                  52,381
             290       Storage Technology Corp.*                   5,582
-------------------------------------------------------------------------
                                                               1,474,075

COMPUTER - PERIPHERAL EQUIPMENT (0.46%)
           6,000       American Power Conversion Corp.*          114,000
-------------------------------------------------------------------------

COMPUTER - SERVICES (2.69%)
           2,000       Affiliated Computer Services, Inc.
                        -Class A*                                 81,250
             280       American Management Systems, Inc.*          7,183
           4,480       Automatic Data Processing, Inc.           199,920
           1,800       Ceridian Corp.*                            44,775
             200       Computer Horizons Corp.*                    2,325
           1,570       Computer Sciences Corp.*                  110,390
           4,255       Electronic Data Systems Corp.             225,249
-------------------------------------------------------------------------
                                                                 671,092

COMPUTER SOFTWARE - DESKTOP (1.47%)
           2,700       Microsoft Corp.*                          244,518
           1,100       Red Hat, Inc.*                            105,600
             475       Symantec Corp.*                            17,085
-------------------------------------------------------------------------
                                                                 367,203

COMPUTER SOFTWARE - EDUCATIONAL/ENTERTAINMENT (2.56%)
          25,900       CBT Group PLC ADR*                        637,787
-------------------------------------------------------------------------

COMMON STOCK (96.33%) - CONTINUED
COMPUTER SOFTWARE - ENTERPRISE (20.54%)
             170       Adobe Systems Inc.                    $    19,295
           7,200       BEA Systems, Inc.*                        254,250
          12,250       BMC Software, Inc.*                       876,640
             300       Citrix Systems, Inc.*                      18,581
           5,300       Computer Associates International, Inc.   324,625
          16,000       Compuware Corp.*                          417,000
           2,000       Documentum, Inc.*                          43,250
           1,000       E.piphany, Inc.*                           48,750
             593       Hyperion Solutions Corp.*                  13,046
             200       i2 Technologies, Inc.*                      7,762
           9,600       Legato Systems, Inc.*                     418,500
           3,600       Mercury Interactive Corp.*                232,425
          15,000       New Era of Networks, Inc.*                324,375
          17,100       Oracle Corp.*                             778,050
           7,300       Rational Software Corp.*                  213,753
           5,300       SAP AG ADR                                200,075
          17,200       Saville Systems PLC*                      252,625
           5,200       Siebel Systems, Inc.*                     346,450
           6,420       Sterling Software, Inc.*                  128,400
           2,600       VERITAS Software Corp.*                   197,437
------------------------------------------------------------------------
                                                               5,115,289

COMPUTER SOFTWARE - FINANCE (2.48%)
           3,900       Advent Software, Inc.*                    242,775
           4,200       Intuit, Inc.*                             368,156
             205       Transaction Systems Architects, Inc.*       5,522
------------------------------------------------------------------------
                                                                 616,453

COMPUTER SOFTWARE - Security (1.21%)
          21,300       Axent Technologies, Inc.*                 275,568
             200       Check Point Software
                       Technologies Ltd.*                         16,887
             200       HNC Software Inc.*                          7,937
------------------------------------------------------------------------
                                                                 300,392

ELECTRICAL - EQUIPMENT (0.06%)
             145       Hitachi Ltd. ADR                           15,823
------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (6.93%)
           3,500       Intel Corp.                               260,093
           9,300       LSI Logic Corp.*                          478,950
           8,800       Texas Instruments Inc.                    723,800
           4,000       Xilinx, Inc.*                             262,125
------------------------------------------------------------------------
                                                               1,724,968

FINANCIAL SERVICES - MISCELLANEOUS (1.59%)
           9,050       First Data Corp.                          397,068
------------------------------------------------------------------------

INTERNET - E*COMMERCE (0.70%)
           5,000       PurchasePro.com, Inc.*                    173,750
------------------------------------------------------------------------

Annual Report                September 30, 1999                     Berger Funds
                                                                               7
--------------------------------------------------------------------------------


                       BERGER INFORMATION TECHNOLOGY FUND

------------------------------------------------------------------------
Schedule of Investments
------------------------------------------------------------------------

                                                      September 30, 1999

------------------------------------------------------------------------
SHARES                                                             VALUE
------------------------------------------------------------------------
COMMON STOCK (96.33%) - CONTINUED
Internet - ISP/Content (4.61%)
           4,000       America Online, Inc.*                 $   416,000
           4,200       At Home Corp.-Series A*                   174,037
           7,200       Mindspring Enterprises, Inc.*             199,350
           2,000       Yahoo, Inc.*                              359,000
------------------------------------------------------------------------
                                                               1,148,387

INTERNET - NETWORK SECURITY/SOLUTIONS (2.13%)
           2,400       Alteon Websystems, Inc.*                  225,600
           1,000       Inktomi Corp.*                            120,031
           4,800       Network Associates, Inc.*                  91,800
           1,000       Sapient Corp.*                             94,250
------------------------------------------------------------------------
                                                                 531,681

INTERNET - SOFTWARE (2.92%)
           4,000       Active Software, Inc.*                     95,750
           9,900       Bluestone Software, Inc.*                 228,937
           5,000       Kana Communications, Inc.*                249,375
           4,700       SilverStream Software, Inc.*              146,287
             200       Vitria Technology, Inc.*                    7,350
------------------------------------------------------------------------
                                                                 727,699

MEDIA - CABLE TV (1.57%)
           4,100       Cox Communications, Inc.*                 171,175
           6,000       Telewest Communications PLC ADR*          219,000
------------------------------------------------------------------------
                                                                 390,175

MEDIA - RADIO/TV (1.74%)
           8,800       AT&T Corp. - Liberty Media Group*         326,700
           2,480       Viacom Inc. - Class A*                    107,260
------------------------------------------------------------------------
                                                                 433,960

OFFICE EQUIPMENT - EQUIPMENT & AUTOMATION (0.35%)
           2,070       Xerox Corp.                                86,810
------------------------------------------------------------------------

TELECOMMUNICATIONS - CELLULAR (2.79%)
           3,200       Orange PLC ADR*                           318,400
             800       Vodafone Airtouch PLC                     190,200
           3,000       VoiceStream Wireless Corp.*               185,156
------------------------------------------------------------------------
                                                                 693,756

TELECOMMUNICATIONS - EQUIPMENT (9.94%)
           4,900       ADC Telecommunications Inc.*              205,511
           2,300       Comverse Technology, Inc.*                216,918
           6,500       General Instrument Corp.*                 312,812
           9,750       Lucent Technologies, Inc.                 632,531
           4,000       Motorola, Inc.                            352,000
           4,000       Nokia Oyj Corp. ADR                       359,250
           4,440       Nortel Networks Corp.                     226,440
             460       Telefonaktiebolaget LM Ericsson
                       - Series B                                 14,375
           2,700       Tellabs, Inc.*                            153,731
------------------------------------------------------------------------
                                                               2,473,568

------------------------------------------------------------------------
SHARES/PAR VALUE                                                   VALUE
------------------------------------------------------------------------
COMMON STOCK (96.33%) - CONTINUED
TELECOMMUNICATIONS - SERVICES (6.27%)
           4,550       MCI WorldCom, Inc.*                   $   327,031
           6,600       Nextel Communications, Inc.*              447,562
           1,000       Nextlink Communications, Inc.*             51,843
          11,000       Teligent, Inc. - Class A*                 546,562
           4,800       Winstar Communications, Inc.*             187,500
------------------------------------------------------------------------
                                                               1,560,498

UTILITY - TELEPHONE (1.40%)
           6,100       U S WEST, Inc.                            348,081
Total Common Stock
(cost $16,217,179)                                            23,989,930
------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.78%)
        $693,000    State Street Repurchase Agreement,
                    4.85%, dated September 30, 1999,
                    to be repurchased at $693,093 on
                    October 1, 1999, collateralized by
                    FNMA Agency Note, 6.0% -  July 16, 2001,
                    with a value of $708,737                     693,000
Total Repurchase Agreement
 (cost $693,000)                                                 693,000
Total Investments (cost $16,910,179) (99.11%)                 24,682,930
Total Other Assets, Less Liabilities (0.89%)                     221,838
Net Assets (100.00%)                                       $  24,904,768
------------------------------------------------------------------------

* Non-income producing security.
PLC - Public Limited Company.
ADR - American Depositary Receipt.

See notes to financial statements.

Berger Funds                    September 30, 1999                Annual Report
8
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND

Ticker Symbol - Investor Shares             BENGX
              - Institutional Shares        N/A
Fund Number   - Investor Shares             344
              - Institutional Shares        914


PORTFOLIO MANAGER COMMENTARY                                  MARK S. SUNDERHUSE

PERFORMANCE

The Berger New Generation Fund (the "Fund") had an outstanding year, registering a total return of 110.82%(1) (Investor Shares) and 110.98%(1) (Institutional Shares) for the 12 months ended September 30, 1999. This significantly outpaced the 27.80% gain for the Standard & Poor's (S&P) 500 Index(2) and the 19.07% gain for the Russell 2000 Index(3) for the same period.

YEAR IN REVIEW

After taking over the Fund in February 1999, we have positioned the Fund in sectors and industries that buffered it from the market doldrums of the last quarter, which greatly enhanced our return over the year. In all sectors, we continue to look for innovative companies with superior management skills, financial strength and a definitive business plan with measurable milestones.

Our emphasis on technology has served shareholders well. More than half of total Fund assets have been invested in technology stocks since the Fund's fiscal year began. But, unlike some other aggressive growth funds, we look for potentially high-growth technology companies across all industries in order to broaden and diversify our Fund's technology reach. There are valuable technologies to be found in energy, healthcare and other sectors. New technologies in the steel industry, for example, make the metal harden faster and resist corrosion better. We try to avoid what we call "commodity" technologies. These are technologies that can easily be duplicated allowing competition to drive prices down. Memory chips, for example, are a commodity technology.

Within the technology sector, we've seen very strong performance from telecommunications equipment firms, telecommunications service providers and semiconductor companies that produce communication chips. Key contributors over the year included At Home, Citrix Systems and Sun Microsystems.

In the Internet arena, we bought very selectively during the year. Although the Internet is here to stay, not every Internet company is. We have focused on what we call the Internet enablers, which are companies that make the technologies that enable the Internet to work. We look for companies that we believe will own their share of the market in the future. In the "dot-com" area, we also selectively seek companies that can achieve market leadership and dominate their market over the next few years. This includes eBay, which provides on-line auctions, and eToys, an on-line retailer of toys.

We also saw strong performance in the energy sector. On September 30, 1999, we had 12.1% of Fund net assets invested in energy compared with 1.4% a year earlier. One stock that contributed to performance is the natural gas exploration and transportation company, Western Gas Resources.

Another area of strong performance was in the healthcare sector. The Laser Vision Center, a laser vision correction company, and Guidant, a medical device company, boosted Fund performance. Another strong performer during this year has been Genentech, a biotechnology firm that has a strong product pipeline.

Initial public offerings (IPO's) also made a positive contribution to the Fund's performance during the year, although it is unclear whether this market for IPO's will continue into next year.

LOOKING AHEAD

We're cautiously optimistic about the economy and the market going forward. Investors today are very knowledgeable about the market and much more comfortable being in it. We think that means investment capital will continue to flow into and fuel the market.

We believe the final quarter of the year will continue to be one of uncertainty. However, we see investment opportunity in the U.S. and internationally once we enter the year 2000, especially for software companies that have languished recently. We've already seen some recovery in the stocks of these companies, and we believe this will continue after the new year.

1. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

3. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

Annual Report                  September 30, 1999                   Berger Funds
                                                                               9
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND

--------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

INVESTOR SHARES
---------------
COMPARISON OF CHANGE IN VALUE OF BERGER NEW GENERATION FUND;
INVESTOR SHARES VS. S&P 500 INDEX AND COST OF LIVING INDEX

                Berger New
                Generation Fund;    S&P 500      Cost of
                Investor Shares     Index        Living Index
3/29/96         $10,000             $10,000      $10,000
9/30/96         $11,820             $10,791      $10,135
3/31/97          $9,643             $12,004      $10,276
9/30/97         $15,547             $15,153      $10,353
3/31/98         $16,286             $17,762      $10,417
9/30/98         $13,371             $16,526      $10,507
3/31/99         $19,931             $21,041      $10,597
9/30/99         $28,190             $21,119      $10,732

BERGER NEW GENERATION FUND; INVESTOR SHARES*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
---------------------------------------
1 Year                          110.82%
Life of Fund                     34.35%
(3/29/96)


INSTITUTIONAL SHARES
--------------------
COMPARISON OF CHANGE IN VALUE OF BERGER NEW GENERATION FUND;
INSTITUTIONAL SHARES VS. S&P 500 INDEX AND COST OF LIVING INDEX

                Berger New
                Generation Fund;    S&P 500      Cost of
                Investor Shares     Index        Living Index
3/29/96         $250,000            $250,000     $250,000
9/30/96         $295,500            $269,769     $253,372
3/31/97         $241,076            $300,092     $256,904
9/30/97         $388,679            $378,833     $258,831
3/31/98         $407,162            $444,049     $260,437
9/30/98         $334,285            $413,147     $262,685
3/31/99         $498,268            $526,025     $264,933
9/30/99         $705,287            $527,966     $268,304

BERGER NEW GENERATION FUND;
INSTITUTIONAL SHARES*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
-------------------------------------
1 Year                      110.98%
Life of Fund                 34.38%
(3/29/96)

*PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A LOSS WHEN YOU SELL SHARES.

Berger Funds                 September 30, 1999                    Annual Report
10
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                      September 30, 1999

------------------------------------------------------------------------
SHARES                                                             VALUE
------------------------------------------------------------------------
COMMON STOCK (97.88%)
BANKS - WEST/SOUTHWEST (0.33%)
          45,000       Silicon Valley Bancshares*          $   1,085,625
------------------------------------------------------------------------

BUILDING - HEAVY CONSTRUCTION (1.14%)
          90,000       Dycom Industries, Inc.*                 3,796,875
------------------------------------------------------------------------

COMMERCIAL SERVICES - ADVERTISING (1.74%)
          67,500       Lamar Advertising Co. - Class A*        3,341,250
          40,000       Tmp Worldwide, Inc.*                    2,435,000
------------------------------------------------------------------------
                                                               5,776,250

COMMERCIAL SERVICES - MISCELLANEOUS (2.13%)
          72,500       Paychex, Inc.                           2,474,062
          75,000       Profit Recovery Group
                       International, Inc.*                    3,346,875
          50,000       Sykes Enterprises, Inc.                 1,234,375
------------------------------------------------------------------------
                                                               7,055,312

COMPUTER - LOCAL NETWORKS (0.83%)
          40,000       Cisco Systems, Inc.*                    2,742,500
------------------------------------------------------------------------

COMPUTER - MANUFACTURERS (1.82%)
          65,000       Sun Microsystems, Inc.*                 6,045,000
------------------------------------------------------------------------

COMPUTER - MEMORY DEVICES (0.86%)
          40,000       EMC Corp.*                              2,857,500
------------------------------------------------------------------------

COMPUTER - SERVICES (2.64%)
          75,000       Fiserv, Inc.*                           2,437,500
         141,700       IMS Health, Inc.                        3,232,531
          44,000       Internap Network Services Corp.*        1,963,500
          80,000       Technology Solutions Co.*               1,130,000
------------------------------------------------------------------------
                                                               8,763,531

COMPUTER SOFTWARE - DESKTOP (0.50%)
          21,000       Gemstar International Group Ltd.*       1,640,625
------------------------------------------------------------------------

COMPUTER SOFTWARE - EDUCATIONAL/ENTERTAINMENT (0.37%)
          50,000       CBT Group PLC ADR*                      1,231,250
------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (6.13%)
          85,000       Citrix Systems, Inc.*                   5,264,687
          13,000       E.piphany, Inc.*                          633,750
         250,100       New Era of Networks, Inc.*              5,408,412
          90,000       SalesLogix Corp.*                       1,800,000
          70,000       TSI International Software Ltd.*        1,898,750
          70,000       VERITAS Software Corp.*                 5,315,625
------------------------------------------------------------------------
                                                              20,321,224

ELECTRICAL - MILITARY SYSTEMS (1.55%)
          89,900       General Motors Corp. - Class H*         5,146,775
------------------------------------------------------------------------

ELECTRONIC - LASER SYSTEM/COMPONENT (2.11%)
          50,000       Cymer, Inc.*                            1,734,375
          30,000       Electro Scientific Industries, Inc.*    1,598,437
         260,000       Laser Vision Centers, Inc.*             3,648,125
------------------------------------------------------------------------
                                                               6,980,937

COMMON STOCK (97.88%) - CONTINUED
ELECTRONIC - MISCELLANEOUS COMPONENTS (1.68%)
          80,000       RF Micro Devices, Inc.*             $   3,660,000
          55,000       Sawtek, Inc.*                           1,925,000
------------------------------------------------------------------------
                                                               5,585,000

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (2.11%)
          45,000       Applied Materials, Inc.*                3,504,375
          50,000       Asyst Technologies, Inc.*               1,650,000
          30,000       Lam Research Corp.*                     1,830,000
------------------------------------------------------------------------
                                                               6,984,375

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (7.00%)
         120,000       Applied Micro Circuits Corp.*           6,840,000
          90,000       Conexant Systems, Inc.*                 6,539,062
          30,700       Helix Technology Corp.                  1,020,775
          40,000       SDL Corp.*                              3,052,500
          45,000       Vitesse Semiconductors Corp.*           3,841,875
          70,000       Zoran Corp.*                            1,898,750
------------------------------------------------------------------------
                                                              23,192,962

ELECTRONIC PRODUCTS - MISCELLANEOUS (1.14%)
          60,000       Powerwave Technologies, Inc.*           2,893,125
          40,000       Three-Five Systems, Inc.*                 885,000
------------------------------------------------------------------------
                                                               3,778,125

FINANCE - INVESTMENT BANKERS (0.95%)
         106,000       Knight/Trimark Group, Inc.*             3,140,250
------------------------------------------------------------------------

FINANCE - SAVINGS & LOANS (0.13%)
          22,000       Commercial Federal Corp.                  431,750
------------------------------------------------------------------------

FINANCIAL SERVICES - MISCELLANEOUS (0.89%)
         142,500       Concord EFS, Inc.*                      2,939,062
------------------------------------------------------------------------

INSURANCE - PROPERTY/CASUALTY/TITLE (0.51%)
         100,000       The MIIX Group, Inc.                    1,693,750
------------------------------------------------------------------------

INTERNET - E*COMMERCE (3.97%)
          40,000       Amazon.com, Inc.*                       3,197,500
          24,900       CareInsite, Inc.*                       1,260,562
          20,000       eBay, Inc.*                             2,821,250
          64,900       eToys, Inc.*                            4,319,906
          63,700       NextCard, Inc.*                         1,560,650
------------------------------------------------------------------------
                                                              13,159,868

INTERNET - ISP/CONTENT (4.79%)
         135,400       At Home Corp. - Series A*               5,610,637
         105,700       drkoop.com, Inc.*                       1,499,618
          40,900       High Speed Access Corp.*                  938,143
          26,900       Homestore.Com, Inc.*                    1,121,393
          20,000       InterVU Inc.*                             742,500
          46,400       NetZero, Inc.*                          1,206,400
          34,500       Rhythms NetConnections Inc.*            1,190,250
          95,000       SoftNet Systems, Inc.*                  2,315,625
          40,000       Verio, Inc.*                            1,240,000
------------------------------------------------------------------------
                                                              15,864,566

Annual Report                September 30, 1999                     Berger Funds
                                                                              11
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                      September 30, 1999

------------------------------------------------------------------------
SHARES                                                             VALUE
------------------------------------------------------------------------
COMMON STOCK (97.88%) - CONTINUED
INTERNET - NETWORK SECURITY/SOLUTIONS (5.95%)
           8,400       eGain Communications Corp.*         $     155,400
          23,000       Inktomi Corp.*                          2,760,718
          22,900       Juniper Networks, Inc.*                 4,190,700
          38,200       Keynote Systems, Inc.*                    955,000
          44,000       RADWARE Ltd.*                           1,210,000
         100,000       Spyglass, Inc.*                         1,250,000
          50,000       Tumbleweed Communications Corp.*        1,337,500
         105,000       USWeb Corp.*                            3,602,812
          40,000       VeriSign, Inc.*                         4,260,000
------------------------------------------------------------------------
                                                              19,722,130

INTERNET - SOFTWARE (4.82%)
          30,000       CMGI Inc.*                              3,075,000
          37,100       Digital Insight Corp.*                    556,500
          49,300       Liquid Audio, Inc.*                     1,824,100
          30,050       Phone.com, Inc.*                        4,552,575
          43,000       Quest Software, Inc.*                   1,999,500
          54,400       SilverStream Software, Inc.*            1,693,200
          52,600       Software.com, Inc.*                     2,255,225
------------------------------------------------------------------------
                                                              15,956,100

LEISURE - SERVICES (0.90%)
          45,000       Cheap Tickets, Inc.*                    1,456,875
          50,000       SFX Entertainment, Inc.*                1,525,000
------------------------------------------------------------------------
                                                               2,981,875

MEDIA - CABLE TV (1.83%)
          38,200       Comcast Corp. - Class A                 1,377,587
          38,200       Comcast Corp. - Special Class A         1,523,225
          29,600       EchoStar Communications Corp.*          2,688,050
          16,200       Insight Communications
                       Company, Inc. - Class A*                  463,725
------------------------------------------------------------------------
                                                               6,052,587

MEDIA - RADIO/TV (5.04%)
          50,000       AMFM Inc.*                              3,043,750
         219,644       AT&T Corp. - Liberty Media Group*       8,154,283
          44,719       Clear Channel Communications, Inc.*     3,571,933
          75,700       Salem Communications Corp.*             1,930,350
------------------------------------------------------------------------
                                                              16,700,316

MEDICAL - BIOMED/GENETICS (1.56%)
          35,200       Genentech, Inc.*                        5,150,200
------------------------------------------------------------------------

MEDICAL - ETHICAL DRUGS (1.48%)
          95,500       Catalytica, Inc.*                       1,432,500
          85,000       Pharmacyclics, Inc.*                    3,474,375
------------------------------------------------------------------------
                                                               4,906,875

MEDICAL - GENERIC DRUGS (1.59%)
          62,000       Mylan Laboratories, Inc.                1,139,250
         135,000       Watson Pharmaceuticals, Inc.*           4,125,952
------------------------------------------------------------------------
                                                               5,265,202

COMMON STOCK (97.88%) - CONTINUED
Medical - Instruments (1.82%)
         150,000       Eclipse Surgical Tech, Inc.*        $   2,475,000
          80,000       Novoste Corp.*                          1,427,500
         125,000       Ventana Medical Systems, Inc.*          2,125,000
------------------------------------------------------------------------
                                                               6,027,500

MEDICAL - MEDICAL/DENTAL SERVICES (2.51%)
         107,800       Accredo Health, Inc.*                   3,395,700
         200,000       TLC The Laser Center Inc.*              4,925,000
------------------------------------------------------------------------
                                                               8,320,700

MEDICAL - PRODUCTS (1.79%)
          85,000       Guidant Corp.*                          4,558,125
         100,000       Lifecore Biomedical, Inc.*              1,375,000
------------------------------------------------------------------------
                                                               5,933,125

MEDICAL - WHOLESALE DRUG/SUNDRIES (0.86%)
         179,900       Allscripts, Inc.*                       2,855,912
------------------------------------------------------------------------

OIL & GAS - DRILLING (2.23%)
         190,000       Global Marine*                          3,123,125
         152,000       Marine Drilling Cos.*                   2,403,500
          80,000       Precision Drilling Corp.*               1,855,000
------------------------------------------------------------------------
                                                               7,381,625

OIL & GAS - FIELD SERVICES (0.42%)
          43,300       BJ Services Co.*                        1,377,481
------------------------------------------------------------------------

OIL & GAS - U.S. EXPLORATION & PRODUCTION (7.77%)
          30,000       Apache Corp.                            1,295,625
          96,000       Barrett Resources Corp.*                3,546,000
         143,000       Basin Exploration, Inc.*                3,432,000
          58,999       Devon Energy Corp.                      2,444,771
         124,100       Evergreen Resources, Inc.*              2,986,156
          70,000       Forest Oil Corp.*                       1,194,375
         175,000       Louis Dreyfus Natural Gas Corp.*        3,751,562
          75,000       Newfield Exploration Co.*               2,470,312
         150,000       Pennaco Energy, Inc.*                   1,828,125
         207,500       Vintage Petroleum, Inc.                 2,801,250
------------------------------------------------------------------------
                                                              25,750,176

OIL & GAS - U.S. INTEGRATED (0.91%)
         200,000       TransMontaigne Inc.*                    3,000,000
------------------------------------------------------------------------

OIL & GAS PRODUCTION/PIPELINE (0.79%)
         140,000       Western Gas Resources, Inc.             2,616,250
------------------------------------------------------------------------

RETAIL - APPAREL/SHOE (0.68%)
          55,000       Ann Taylor Stores, Inc.*                2,248,125
------------------------------------------------------------------------

RETAIL - MAIL ORDER & DIRECT (0.50%)
          25,000       Lands' End, Inc.*                       1,650,000
------------------------------------------------------------------------

RETAIL - MISCELLANEOUS DIVERSIFIED (0.25%)
          75,000       Sharper Image Corp.*                      825,000
------------------------------------------------------------------------

RETAIL - RESTAURANTS (0.58%)
          78,000       Starbucks Corp.*                        1,932,937
------------------------------------------------------------------------

Berger Funds                 September 30, 1999                    Annual Report
12
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                      September 30, 1999

------------------------------------------------------------------------
SHARES                                                             VALUE
------------------------------------------------------------------------
COMMON STOCK (97.88%) - CONTINUED
RETAIL - SUPER/MINI-MARKETS (0.10%)
          10,000       Whole Foods Market, Inc.*           $     327,187
------------------------------------------------------------------------

TELECOMMUNICATIONS - CELLULAR (0.75%)
          40,000       VoiceStream Wireless Corp.*             2,468,750
------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (3.29%)
          47,000       American Tower Corp.*                     919,437
          50,000       Aware, Inc.*                            1,434,375
          41,800       Catapult Communications Corp.*            647,900
          95,000       Crown Castle International Corp.*       1,778,281
          22,000       JDS Uniphase Corp.*                     2,503,875
          40,200       Lucent Technologies, Inc.               2,607,975
          20,000       Scientific-Atlanta, Inc.                  991,250
------------------------------------------------------------------------
                                                              10,883,093

TELECOMMUNICATIONS - SERVICES (3.39%)
         133,100       CapRock Communications Corp.*           3,094,575
          38,152       Global Crossing Ltd.*                   1,011,028
          80,000       ITC DeltaCom, Inc.*                     2,200,000
         115,000       Qwest Communications
                       International, Inc.*                    3,399,687
          20,000       Teligent, Inc. - Class A*                 993,750
          25,700       Time Warner Telecom Inc.*                 536,487
------------------------------------------------------------------------
                                                              11,235,527

UTILITY - WATER SUPPLY (0.75%)
         145,000       Azurix Corp.*                           2,492,187
Total Common Stock
(cost $251,689,647)                                          324,273,972
------------------------------------------------------------------------

                                                      September 30, 1999
------------------------------------------------------------------------
PAR VALUE                                                          VALUE
------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.19%)
      $3,922,000       State Street Repurchase Agreement,
                       4.85% dated September 30, 1999,
                       to be repurchased at $3,922,528 on
                       October 1, 1999, collateralized by
                       FNMA Agency Note, 5.25% -
                       January 10, 2001 with a value of
                       $4,000,605                          $   3,922,000
Total Repurchase Agreement
(cost $3,922,000)                                              3,922,000
Total Investments (cost $255,611,647) (99.07%)               328,195,972
Total Other Assets, Less Liabilities (0.93%)                   3,088,688
Net Assets (100.00%)                                        $331,284,660
------------------------------------------------------------------------

* Non-income producing security.
PLC- Public Limited Company.
ADR- American Depositary Receipt.

See notes to financial statements.

Annual Report                  September 30, 1999                 Berger Funds
13
-------------------------------------------------------------------------------

[PHOTO]                       BERGER SELECT FUND

Ticker Symbol - BESLX
Fund Number   - 214

-------------------------------------------------------------------------------
                                             JOHN B. JARES, TINO R. SELLITTO,
PORTFOLIO MANAGER COMMENTARY                 AMY K. SELNER, MARK S. SUNDERHUSE
-------------------------------------------------------------------------------

PERFORMANCE

The Berger Select Fund (the "Fund") had a total return of 53.06%(1) for the year ended September 30, 1999, which significantly outperformed the 27.80% return of the Standard & Poor's (S&P) 500 Index,(2) for the year.

Our Fund focuses on growth companies of all market cap sizes. We take larger positions in a smaller number of stocks, generally holding a core portfolio of 20 to 30 stocks. We select stocks using investment ideas that are considered to be the best of Berger--ideas about companies that we believe have the best opportunity and potential to outperform their peers and the market.

YEAR IN REVIEW

Among the key reasons why our Fund nearly doubled the return of the S&P 500 Index this past year was our stock selection in the technology and energy sectors.

We started focusing on the energy sector mid first quarter 1999 and held a strong position in this sector in the quarter ended September 30. Although energy stocks were down during that quarter, they delivered a solid, positive return year-to-date. We believe that there are very strong fundamentals in energy. Oil prices have gone up because of a decrease in oil production and an increase in demand attributable to recovering world economies. We continue to like the growth potential in the energy sector and in energy companies such as ENSCO International and Burlington Resources.

Over the year, we substantially increased our weighting in technology--from 27% of Fund net assets on September 30, 1998, to 55% one year later. This heavy weighting boosted Fund performance, particularly during the quarter ended September 30, 1999, when technology stock prices continued on the upward trend that began in June. We believe in the long-term prospects for technology. We remain convinced that growth prospects for the Internet infrastructure are explosive, and we continue to focus on telecommunication and broadband companies. These companies provide the plumbing that enables broad acceptance of Internet applications and services. The Fund benefited from strong performances over the year by technology leaders such as Juniper Networks, Motorola and Cisco Systems.

Healthcare is our second largest sector, making up just over 12% of our Fund's total portfolio. Genentech, a biotechnology company, aided fund performance. We believe that this firm has a strong product pipeline and bright prospects for future growth.

Among other Fund sectors, the financial sector significantly underperformed. One stock that turned in particularly disappointing results was Charles Schwab. Schwab's decline was primarily due to the market's short-term investor concerns about rising interest rates and year 2000 issues. We believe that the long-term prospects for Schwab are positive, however, and we look for the company to excel in 2000.

Initial public offerings (IPO's) also made a positive contribution to the Fund's performance during the year, although it is unclear whether this market for IPO's will continue into next year.

LOOKING AHEAD

We expect near-term market volatility for two reasons. First, rising interest rates continue to nag the equity market. Second, investors are still somewhat concerned that there will be problems during the transition to the year 2000. As a result of these factors, investors may once again gravitate toward large cap companies, which they perceive to be safer and more stable investments in bumpy markets. Over the long term, however, robust U.S. economic growth and the continuing recovery of international economies should provide a solid backdrop for strong corporate earnings.


1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Berger Funds                September 30, 1999                   Annual Report
14
-------------------------------------------------------------------------------

                            BERGER SELECT FUND


-------------------------------------------------------------------------------
   PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF BERGER SELECT FUND VS.
S&P 500 INDEX AND COST OF LIVING INDEX

[GRAPH]


                                                Cost of
                    Berger          S&P 500      Living
               Select Fund           Index       Index
     12/31/97      $10,000          $10,000     $10,000
      3/31/98      $13,710          $11,394     $10,056
      6/30/98      $14,220          $11,770     $10,105
      9/30/98      $13,260          $10,601     $10,143
     12/31/98      $17,226          $12,857     $10,161
      3/31/99      $18,475          $13,498     $10,229
      6/30/99      $20,719          $14,449     $10,304
      9/30/99      $20,296          $13,548     $10,360


BERGER SELECT FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
----------------------------------------
1 Year              53.06%            --
Life Fund           49.85%
(12/31/97)

*Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares.


-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                             September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCK (99.37%)
BEVERAGE - SOFT DRINKS (3.03%)
     180,100     The Pepsi Bottling Group, Inc.              $     3,072,956
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - ADVERTISING (3.91%)
      80,000     Lamar Advertising Co.*                            3,960,000
-------------------------------------------------------------------------------

COMPUTER - LOCAL NETWORKS (5.41%)
      80,000     Cisco Systems, Inc.*                              5,485,000
-------------------------------------------------------------------------------

COMPUTER - SERVICES (3.38%)
     150,000     IMS Health, Inc.                                  3,421,875
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - DESKTOP (1.79%)
      20,000     Microsoft Corp.*                                  1,811,250
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (4.98%)
      72,000     J.D. Edwards & Co.*                               1,491,750
     164,400     New Era of Networks, Inc.*                        3,555,150
-------------------------------------------------------------------------------
                                                                   5,046,900

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (2.41%)
      40,000     Lam Research Corp.*                               2,440,000
-------------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (3.79%)
      45,000     Vitesse Semiconductors Corp.*                     3,841,875
-------------------------------------------------------------------------------

FINANCE - INVESTMENT BANKERS (1.86%)
      56,000     Charles Schwab Corp.                              1,886,500
-------------------------------------------------------------------------------

COMMON STOCK (99.37%) - CONTINUED
FINANCIAL SERVICES - MISCELLANEOUS (4.15%)
     204,000     Concord EFS, Inc.*                           $   4,207,500
-------------------------------------------------------------------------------

INTERNET - ISP/CONTENT (4.10%)
      40,000     America Online, Inc.*                            4,160,000
-------------------------------------------------------------------------------

INTERNET - NETWORK SECURITY/SOLUTIONS (9.66%)
      23,500     Juniper Networks, Inc.*                          4,300,500
     160,000     USWeb Corp.*                                     5,490,000
-------------------------------------------------------------------------------
                                                                  9,790,500

INTERNET - SOFTWARE (5.37%)
      53,100     CMGI Inc.*                                       5,442,750
-------------------------------------------------------------------------------

LEISURE - SERVICES (5.93%)
     133,600     Royal Caribbean Cruises Ltd.                     6,012,000
-------------------------------------------------------------------------------

MEDIA - RADIO/TV (5.30%)
      35,000     AMFM Inc.*                                       2,130,625
      40,600     Clear Channel Communications, Inc.*              3,242,925
-------------------------------------------------------------------------------
                                                                  5,373,550

MEDICAL - BIOMED/GENETICS (6.47%)
      44,800     Genentech, Inc.*                                 6,554,800
-------------------------------------------------------------------------------

MEDICAL - MEDICAL/DENTAL SERVICES (3.04%)
     125,200     TLC The Laser Center Inc.*                       3,083,050

Annual Report                  September 30, 1999                 Berger Funds
15
-------------------------------------------------------------------------------
                               BERGER SELECT FUND

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                             September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCK (99.37%) - CONTINUED
MEDICAL - PRODUCTS (2.01%)
      38,000     Guidant Corp.*                              $    2,037,750
-------------------------------------------------------------------------------

OIL & GAS - DRILLING (4.19%)
     235,000     ENSCO International Inc.                         4,244,687
-------------------------------------------------------------------------------

OIL & GAS - U.S. EXPLORATION & PRODUCTION (2.90%)
      80,000     Burlington Resources Inc.                        2,940,000
-------------------------------------------------------------------------------

RETAIL - CONSUMER ELECTRONICS (1.53%)
      25,000     Best Buy Co., Inc.*                              1,551,564
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (9.99%)
      69,200     Motorola, Inc.                                   6,089,600
      37,400     Redback Networks Inc.*                           4,039,200
-------------------------------------------------------------------------------
                                                                 10,128,800

TELECOMMUNICATIONS - SERVICES (4.17%)
     105,900     CapRock Communications Corp.*                    2,462,175
      24,500     MCI WorldCom, Inc.*                              1,760,937
-------------------------------------------------------------------------------
                                                                  4,223,112

Total Common Stock
(cost $92,484,952)                                              100,716,419
-------------------------------------------------------------------------------

PAR VALUE                                                          VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.33%)
    $331,000     State Street Repurchase Agreement, 4.85%
                 dated September 30, 1999 to be repurchased
                 at $331,045 on October 1, 1999,
                 collateralized by FNMA Agency Note, 5.20% -
                 May 6, 2000, with a value of $339,481        $    331,000
Total Repurchase Agreement
(cost $331,000)                                                    331,000
Total Investments (cost $92,815,952) (99.70%)                  101,047,419
Total Other Assets, Less Liabilities (0.30%)                       304,240
Net Assets (100.00%)                                          $101,351,659
-------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

Berger Funds                September 30, 1999                    Annual Report
16
-------------------------------------------------------------------------------

[PHOTO]             BERGER SMALL COMPANY GROWTH FUND

Ticker Symbol - Investor Shares         BESCX
              - Institutional Shares    N/A


Fund Number   - Investor Shares         345
              - Institutional Shares    915

-------------------------------------------------------------------------------
PORTFOLIO MANAGER COMMENTARY      AMY K. SELNER
-------------------------------------------------------------------------------

PERFORMANCE

For the fiscal year ended September 30, 1999, the Berger Small Company Growth Fund (the "Fund") had a total return of 62.78%(1) (Investor Shares). This significantly outdistanced the gains registered by the Russell 2000 Index(2) and the Russell 2000 Growth Index(3), which were 19.07% and 32.63%, respectively over this time period.

Just eight days into this fiscal year, small cap stocks, which had languished in a bear market, staged an impressive rebound that lasted through the fourth quarter 1998. Technology stocks led the way. As a group, small cap stocks performed in step with large cap stocks from October 8, 1998 until mid-January 1999 when interest rate fears crept into the marketplace. Small caps then dramatically underperformed large caps through March.

Between April and June, small caps (as measured by the Russell 2000) outperformed large caps (as measured by the S&P 500 Index(4)) by nearly 8%. This was the best quarterly outperformance of small caps since the fourth quarter 1992 and was attributable to the more attractive relative valuations of small caps compared to large caps after a very difficult first quarter 1999.

In the quarter ended September 30, the stock market faltered on renewed interest rate fears, and both small and large cap stocks performed poorly.

YEAR IN REVIEW

Despite this up and down year for small cap stocks, our Fund was able to considerably outperform its benchmarks mainly due to stock selection.

The Fund remains heavily weighted in industries where growth prospects are the most visible and consistent. Technology, our largest sector, continues to have the greatest long-term growth fundamentals. We believe that the growth prospects are explosive for the Internet infrastructure in particular. Therefore, we continue to focus on telecommunication and broadband companies, which provide the plumbing that enables broad acceptance of Internet applications and services. Similarly, companies such as Powerwave Technologies, which supplies components for wireless communications, have been strong holdings.

We have seen a pick-up in the information technology services group. We believe some large contract orders for the Internet-related companies may revive this Y2K depressed group. Semiconductor stocks continued to show solid revenue growth and improving Asian economies should help sustain this trend.

Our Fund lowered it exposure to the healthcare group over this fiscal year. Uncertainty surrounding prescription drug benefits and the government's impact on drug pricing kept a lid on these stocks. One bright spot in the sector was biotechnology stocks. Emerging biotechnology companies such as Biocryst Pharmaceutical and Cephalon boosted Fund performance.

Our energy weighting contributed to the Fund's outperformance in the first six months of 1999. Although there are worries that OPEC will irrationally increase oil production, we remain positive on the long-term supply/demand fundamentals within the sector.

Within the consumer group, radio stocks continue to be solid performers. The environment for radio advertising was robust in 1999, and we expect this group's strong fundamentals to carry into next year.

LOOKING AHEAD

Going forward, we continue to favor the technology sector, particularly the telecommunication and broadband infrastructure companies that support the Internet. We recognize that the fear of Y2K slowdown within the enterprise software group is probably fully discounted and we believe that the Internet-enabler software companies, which are companies that make the technologies that enable the Internet to work, will be strong performers into next year. We expect semiconductors to continue their strong fundamentals into next year as well.

We remain cautiously optimistic about the market as we enter the final quarter of 1999. The U.S. economy is undeniably robust and international economies are picking up. We expect productivity to continue to grow and to fuel low inflationary growth into 2000. The Federal Reserve Board left interest rates unchanged at their early October meeting. But, if inflation picks up, the Fed may raise rates again. However, inflation fears have been stemmed year to date.

We would need to see a period of greater operating profit growth for small caps in order for them to outperform their large cap peers. We believe our bias towards technology will be beneficial as we enter year 2000. Global economies appear to be strengthening in concert, which will benefit technology stocks since they often garner over 50% of earnings internationally.

(1.) Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2.) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(3.) The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

(4.) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Annual Report                 September 30, 1999                   Berger Funds
17
-------------------------------------------------------------------------------

                    BERGER SMALL COMPANY GROWTH FUND

-------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF BERGER SMALL COMPANY GROWTH FUND (INVESTOR SHARES) VS. RUSSELL 2000 INDEX AND COST OF LIVING INDEX

[GRAPH]


                 Berger Small Company         Russell 2000   Cost of Living
                     Growth Fund                Index            Index
  12/30/93             $10,000                 $10,000          $10,000
   9/30/94             $10,960                 $10,003          $10,247
   9/30/95             $14,457                 $12,343          $10,508
   9/30/96             $18,982                 $13,964          $10,823
   9/30/97             $22,338                 $18,599          $11,056
   9/30/98             $16,821                 $15,062          $11,221
   9/30/99             $27,382                 $17,935          $11,461


BERGER SMALL COMPANY GROWTH FUND
(INVESTOR SHARES)* AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
---------------------------------------------
1 Year                    62.78%
5 Year                    20.10%
Life of Fund              19.15%
(12/30/93)

*Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares.

-------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                            September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
COMMON STOCK (93.51%)
BUILDING - HEAVY CONSTRUCTION (1.56%)
       250,000      Dycom Industries, Inc.*                $      10,546,875
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - ADVERTISING (0.16%)
        22,100      Lamar Advertising Co. - Class A*               1,093,950
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - MISCELLANEOUS (0.96%)
       144,600      Diamond Technology Partners, Inc.*             6,488,925
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - SCHOOLS (1.45%)
       491,000      Devry, Inc.*                                   9,820,000
-------------------------------------------------------------------------------

COMPUTER - SERVICES (5.00%)
       255,200      Globix Corp.*                                 11,930,600
        94,800      Internap Network Services Corp.*               4,230,450
       310,000      International Integration Inc.*               10,152,500
       193,400      Whittman-Hart, Inc.*                           7,500,293
-------------------------------------------------------------------------------
                                                                  33,813,843

COMPUTER SOFTWARE - DESKTOP (0.91%)
       150,500      Macromedia, Inc.*                              6,151,687
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - EDUCATIONAL/ENTERTAIN (1.82%)
       500,000      CBT Group PLC ADR*                            12,312,500
-------------------------------------------------------------------------------

COMMON STOCK (93.51%) - CONTINUED
COMPUTER SOFTWARE - ENTERPRISE (7.16%)
       345,000      Aspect Development, Inc.*              $      8,732,812
       121,800      Mercury Interactive Corp.*                    7,863,712
       300,000      New Era of Networks, Inc.*                    6,487,500
       100,000      Peregrine Systems, Inc.*                      4,075,000
       250,800      SAGA Systems, Inc.*                           3,620,925
       429,700      TSI International Software Ltd.*             11,655,612
        78,300      VERITAS Software Corp.*                       5,945,906
-------------------------------------------------------------------------------
                                                                 48,381,467

ELECTRONIC - LASER SYSTEM/COMPONENT (2.08%)
       310,100      Cymer, Inc.*                                 10,756,593
       231,600      Laser Vision Centers, Inc.*                   3,249,637
-------------------------------------------------------------------------------
                                                                 14,006,230

ELECTRONIC - MISCELLANEOUS COMPONENTS (1.45%)
       278,800      Sawtek, Inc.*                                 9,758,000
-------------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (5.62%)
       196,000      DuPont Photomasks, Inc.*                      9,028,250
       230,000      Etec Systems, Inc.*                           8,653,750
       303,000      PRI Automation, Inc.*                        10,945,875
       165,300      Teradyne, Inc.*                               5,826,825
       125,000      Veeco Instruments Inc.*                       3,500,000
-------------------------------------------------------------------------------
                                                                 37,954,700

Berger Funds                September 30, 1999                    Annual Report
18
-------------------------------------------------------------------------------

                    BERGER SMALL COMPANY GROWTH FUND

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                            September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
COMMON STOCK (93.51%) - CONTINUED
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (5.33%)
       139,600      Applied Micro Circuits Corp.*          $        7,957,200
       337,000      Cree Research Inc.*                            11,436,937
        59,300      GlobeSpan, Inc.*                                3,743,312
       208,600      MIPS Technologies, Inc. - Class A               6,636,087
        73,400      Vitesse Semiconductors Corp.*                   6,266,525
-------------------------------------------------------------------------------
                                                                   36,040,061

ELECTRONIC PRODUCTS - MISCELLANEOUS (5.46%)
       314,900      Powerwave Technologies, Inc.*                  15,184,084
       249,200      Proxim, Inc.*                                  11,463,200
       443,800      Universal Electronics Inc.* #                  10,262,875
-------------------------------------------------------------------------------
                                                                   36,910,159

FINANCE - MORTGAGE & RELATED SERVICES (0.37%)
       331,700      Resource America, Inc.                          2,467,018
-------------------------------------------------------------------------------

FINANCE - SAVINGS & LOANS (0.57%)
       150,000      Webster Financial Corp.                         3,825,000
-------------------------------------------------------------------------------

FINANCIAL SERVICES - MISCELLANEOUS (0.87%)
       199,800      Metris Companies Inc.                           5,881,612
-------------------------------------------------------------------------------

INSURANCE - BROKERS (1.46%)
       251,000      Pre-Paid Legal Services*                        9,883,125
-------------------------------------------------------------------------------

INTERNET - E*COMMERCE (0.08%)
           500      eBay, Inc.*                                        70,531
         5,500      Internet Capital Group, Inc.*                     483,312
-------------------------------------------------------------------------------
                                                                      553,843

INTERNET - ISP/CONTENT (2.08%)
        53,600      China.com Corp. - Class A*                      3,484,000
        51,700      Commerce One, Inc.*                             5,052,059
       114,400      Homestore.Com, Inc.*                            4,769,050
        11,700      Internet Initiative Japan Inc.*                   748,800
-------------------------------------------------------------------------------
                                                                   14,053,909

INTERNET - NETWORK SECURITY/SOLUTIONS (2.67%)
        62,100      Sapient Corp.*                                  5,852,925
       400,000      Spyglass, Inc.*                                 5,000,000
       210,000      USWeb Corp.*                                    7,205,625
-------------------------------------------------------------------------------
                                                                   18,058,550

INTERNET - SOFTWARE (4.07%)
       187,900      Agile Software Corp.*                          12,025,600
        38,700      Ariba, Inc.*                                    5,592,150
        61,700      CMGI Inc.*                                      6,324,250
        23,550      Phone.com, Inc.*                                3,567,825
-------------------------------------------------------------------------------
                                                                   27,509,825

MEDIA - CABLE TV (0.39%)
        91,200      Insight Communications Co.,
                    Inc. - Class A*                                 2,610,600
-------------------------------------------------------------------------------

COMMON STOCK (93.51%) - CONTINUED
MEDIA - RADIO/TV (7.13%)
       275,000      Cox Radio, Inc. - Class A*             $      16,362,500
       245,600      Cumulus Media Inc. - Class A*                  8,028,050
        60,900      Hispanic Broadcasting Corp.*                   4,636,012
       310,600      Salem Communications Corp.*                    7,920,300
       290,000      SBS Broadcasting SA*                          11,237,500
-------------------------------------------------------------------------------
                                                                  48,184,362

MEDICAL - BIOMED/GENETICS (4.41%)
       278,100      BioCryst Pharmaceuticals, Inc.*                6,743,925
       420,000      Cephalon, Inc.*                                7,546,875
        75,000      IDEC Pharmaceuticals Corp.*                    7,052,343
        84,700      Medimmune, Inc.*                               8,440,884
-------------------------------------------------------------------------------
                                                                  29,784,027

MEDICAL - ETHICAL DRUGS (2.17%)
       200,300      Jones Pharma Inc.                              6,603,640
       197,200      Pharmacyclics, Inc.*                           8,060,550
-------------------------------------------------------------------------------
                                                                  14,664,190

MEDICAL - INSTRUMENTS (2.13%)
       455,000      IDEXX Laboratories, Inc.*                      7,834,531
       384,300      Ventana Medical Systems, Inc.*                 6,533,100
-------------------------------------------------------------------------------
                                                                  14,367,631

MEDICAL - MEDICAL/DENTAL SERVICES (1.69%)
       275,900      Accredo Health, Inc.*                          8,690,850
       262,500      ProVantage Health Services, Inc.*              2,707,031
-------------------------------------------------------------------------------
                                                                  11,397,881

MEDICAL - WHOLESALE DRUG/SUNDRIES (2.18%)
       381,900      Allscripts, Inc.*                              6,062,662
       280,100      Priority Healthcare Corp.*                     8,648,087
-------------------------------------------------------------------------------
                                                                  14,710,749

METAL PRODUCTS & FABRICATION (0.80%)
       324,300      Maverick Tube Corp.*                           5,391,487
-------------------------------------------------------------------------------

OIL & GAS - DRILLING (1.00%)
       444,800      Patterson Energy, Inc.*                        6,755,400
-------------------------------------------------------------------------------

OIL & GAS - FIELD SERVICES (1.77%)
       586,300      Paradigm Geophysical Ltd.* #                   3,389,546
       443,900      Veritas DGC, Inc.*                             8,545,075
-------------------------------------------------------------------------------
                                                                  11,934,621

OIL & GAS - U.S. EXPLORATION & PRODUCTION (4.90%)
       336,600      Basin Exploration, Inc.*                       8,078,400
       261,800      Devon Energy Corp.                            10,848,337
       396,100      Forest Oil Corp.*                              6,758,456
       146,300      Stone Energy Corp.*                            7,443,012
-------------------------------------------------------------------------------
                                                                  33,128,205

POLLUTION CONTROL - SERVICES (1.52%)
       615,500      Tetra Tech, Inc.*                             10,271,156
-------------------------------------------------------------------------------

Annual Report                September 30, 1999                    Berger Funds
                                                                             19
-------------------------------------------------------------------------------

                    BERGER SMALL COMPANY GROWTH FUND

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                            September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
COMMON STOCK (93.51%) - CONTINUED
RETAIL - APPAREL/SHOE (0.60%)
       100,000      Ann Taylor Stores, Inc.*               $       4,087,500
-------------------------------------------------------------------------------

RETAIL - HOME FURNISHINGS (0.63%)
       225,000      Rent-Way, Inc.*                                4,275,000
-------------------------------------------------------------------------------

RETAIL - MISCELLANEOUS DIVERSIFIED (1.44%)
       330,000      Michaels Stores, Corp.*                        9,735,000
-------------------------------------------------------------------------------

RETAIL - SUPER/MINI-MARKETS (0.89%)
       182,900      Whole Foods Market, Inc.*                      5,984,276
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (5.96%)
       200,000      Adaptive Broadband Corp.*                      6,700,000
       500,000      Aspect Telecommuncation Corp.*                 8,484,375
        61,400      Copper Mountain Networks, Inc.*                5,380,175
       160,000      Gilat Satellite Networks Ltd.*                 8,580,000
        49,600      Redback Networks Inc.*                         5,356,800
       187,000      Research in Motion, Ltd.*                      5,785,312
-------------------------------------------------------------------------------
                                                                  40,286,662

TELECOMMUNICATIONS - SERVICES (2.77%)
       160,000      Metromedia Fiber Network, Inc.*                3,920,000
       500,600      Viatel, Inc.*                                 14,798,987
-------------------------------------------------------------------------------
                                                                  18,718,987
Total Common Stock
(cost $483,092,569)                                              631,799,013
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES/PAR VALUE                                                    VALUE
-------------------------------------------------------------------------------
PREFERRED STOCK - NON-CONVERTIBLE (0.25%)
COMPUTER - PERIPHERAL EQUIPMENT (0.25%)
       665,000      Candescent Technologies Corp.* @ x      $     1,662,500
-------------------------------------------------------------------------------
Total Preferred Stock - Non-Convertible
(cost $3,657,500)                                                 1,662,500
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.88%)
-------------------------------------------------------------------------------

    $12,716,000  State Street Repurchase Agreement, 4.85%
                 dated September 30, 1999, to be repurchased
                 at $12,717,713 on October 1, 1999,
                 collateralized by FNMA Agency Note, 5.12% -
                 May 26, 2000, with a value of $12,971,993       12,716,000

-------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $12,716,000)                                               12,716,000
-------------------------------------------------------------------------------
Total Investments (cost $499,466,069) (95.64%)                  646,177,513
-------------------------------------------------------------------------------
Total Other Assets, Less Liabilities (4.36%)                     29,459,477
-------------------------------------------------------------------------------
Net Assets (100.00%)                                           $675,636,990
-------------------------------------------------------------------------------

* Non-income producing security.
@ - Valued in good faith.
PLC - Public Limited Company.
ADR - American Depositary Receipt.
# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended
  September 30, 1999:


                                    Universal                      Paradigm
                                   Electronics Inc.           Geophysical, Ltd.
-------------------------------------------------------------------------------
Market Value at 9/30/98                --                     $   3,444,512
Purchases at Cost                $ 11,366,354                         --
Sales at Cost                          --                             --
Change in Unrealized Appreciation/
  (Depreciation)                   (1,103,479)                      (54,966)
Market Value at 9/30/98          $  10,262,875                $   3,389,546
Dividend Income                        --                             --
Realized Gain (Loss)                   --                             --
-------------------------------------------------------------------------------

X     SCHEDULE OF RESTRICTED SECURITIES AND ILLIQUID SECURITIES
                                                              Fair Value as a
                    Date Acquired     Cost    Fair Value     % of Net Assets
-------------------------------------------------------------------------------
Candescent
 Technologies
 Corp. -
 Preferred Stock       5/1/96     $3,657,500  $1,662,500          .25%
-------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds                    September 30, 1999               Annual Report
20
-------------------------------------------------------------------------------

[PHOTO]                    BERGER SMALL CAP VALUE FUND


Ticker Symbol - Investor Shares           BSCVX
              - Institutional Shares      BSVIX


Fund Number   - Investor Shares           120
              - Institutional Shares      403


-------------------------------------------------------------------------------
                                     ROBERT H. PERKINS AND
PORTFOLIO MANAGER COMMENTARY         THOMAS M. PERKINS
-------------------------------------------------------------------------------

PERFORMANCE

The Berger Small Cap Value Fund (the "Fund") had a total return of 24.69%(1) (Investor Shares) and 25.18%(1) (Institutional Shares) for the year ended September 30, 1999. This outperformed the 19.07% return registered by the Russell 2000 Index(2) over the same period.

The year ended September 30, 1999, marked the sixth straight year of relative underperformance of the Russell 2000 versus large cap indices. We believe this disparity is largely a function of excessive market appreciation in the large cap technology stocks that dominate the NASDAQ 100 and in the 50 largest companies in the S&P 500 Index.

YEAR IN REVIEW

Our best-performing sector this year was energy. Commodity prices rebounded and several issues returned more than 100% over the last 12 months. We used the strength in the sector to reduce holdings in such names as Newfield Exploration and BJ Services and to add names where we saw further upside potential, such as Marine Drilling Companies and Key Energy Services.

In the communications sector, we enjoyed strong gains from Centennial Cellular and Jones Intercable, as well as from cellular infrastructure providers REMEC and Sawtek. These stocks rebounded as demand increased for broadband and lower cell phone prices.

Since the beginning of our fiscal year, we have decreased our exposure to fallen growth stocks, which are stocks that are trading near or at their all-time lows, because we saw limited investment opportunities. The exceptions were stocks in the information technology (IT) services industry. Many companies delayed large IT projects until early next year in order to prepare for the Y2K changeover. During this period, IT companies corrected as much as 50% to 60%. We viewed this as a buying opportunity because worldwide demand of this service is expected to double by 2003. Names we have added in this sector include Interim Services, Romac International and Computer Horizons.

The most disappointing stocks have been in the financial sector, specifically the banks and thrifts industry. Their earnings growth continues to meet or exceed expectations, but their prices do not. Many of these companies are aggressively buying back their stock and raising their dividends, and industry consolidation continues. The one exception is in the real estate investment trusts (REIT) industry, where we continue to find attractive valuations. REITs traditionally sell at yields equivalent to 10-year Treasuries, which are currently 5.9%. The average current yield of REITs held by the Fund is 8.1%. This industry is clearly out of favor, yet many companies boast clean balance sheets, quality assets and trade at a significant discount to their net asset values. We continue to add to names such as Home Properties of New York and Prentiss Properties Trust.

Another sector now showing up on our radar screen is healthcare. A cloud of legislation hovering over Washington created uncertainty in this sector and caused a widespread sell-off. But values are beginning to appear. We are unsure as to the exact timing of a resolution of problems in this sector, but we are certain that a number of companies will emerge from the shakeout stronger than ever. In order to capitalize on what we view as temporary issues, we are focusing on finding quality companies with strong balance sheets that are capable of weathering the storm and solidifying their positions as industry leaders. One company we have added is Omnicare.

LOOKING AHEAD

We reflect on fiscal 1999 with mixed emotions. We are pleased with the Fund's outperformance versus its benchmark, yet we remain frustrated with the continued apathy the market has shown toward the small cap sector. As we enter the seventh year of underperformance by small cap stocks, we reiterate our belief that the best long-term returns are generated by investments in this area. Historically, when the general market turns from larger companies to smaller ones, small cap stocks perform exceedingly well. We are confident that history will repeat itself. We will continue to manage the Fund according to the same small cap value philosophy we have applied for 30 years and await the return of capital to the small cap sector.

(1.) Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2.) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

Annual Report              September 30, 1999                      Berger Funds
                                                                             21
-------------------------------------------------------------------------------

                       BERGER SMALL CAP VALUE FUND

-------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

INVESTOR SHARES
---------------

COMPARISON OF CHANGE IN VALUE OF BERGER SMALL CAP VALUE FUND; INVESTOR SHARES VS. RUSSELL 2000 INDEX AND COST OF LIVING INDEX

[GRAPH]

                   Berger Small Cap
                      Value Fund;       Russell 2000     Cost of
                    Investor Shares       Index        Living Index
      9/30/89           $10,000          $10,000         $10,000
      9/30/90            $7,967           $7,287         $10,616
      9/30/91            $9,451          $10,574         $10,976
      9/30/92           $10,102          $11,518         $11,304
      9/30/93           $13,156          $15,341         $11,608
      9/30/94           $15,436          $15,742         $11,952
      9/30/95           $17,981          $19,420         $12,256
      9/30/96           $20,902          $21,978         $12,624
      9/30/97           $31,002          $29,272         $12,896
      9/30/98           $27,599          $23,705         $13,088
      9/30/99           $34,413          $28,226         $13,368

BERGER SMALL CAP VALUE FUND; INVESTOR SHARES*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
---------------------------------------------
1 Year                   24.69%
5 Year                   17.39%
10 Year                  13.15%


INSTITUTIONAL SHARES
--------------------
COMPARISON OF CHANGE IN VALUE OF BERGER SMALL CAP VALUE FUND; INSTITUTIONAL SHARES VS. RUSSELL 2000 INDEX AND COST OF LIVING INDEX


                     Berger Small Cap
                       Value Fund;        Russell 2000      Cost of
                   Institutional Shares      Index       Living Index
      9/30/89             $250,000         $250,000         $250,000
      9/30/90             $199,181         $182,166         $265,400
      9/30/91             $235,273         $264,351         $274,400
      9/30/92             $252,554         $287,945         $282,600
      9/30/93             $328,889         $383,528         $290,200
      9/30/94             $385,901         $393,562         $298,800
      9/30/95             $449,537         $485,657         $306,400
      9/30/96             $522,541         $549,442         $315,600
      9/30/97             $776,796         $731,796         $322,400
      9/30/98             $694,084         $592,634         $327,200
      9/30/99             $868,881         $705,650         $334,200

BERGER SMALL CAP VALUE FUND; INSTITUTIONAL SHARES*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
----------------------------------------------
1 Year                  25.18%
5 Year                  17.62%
10 Year                 13.27%


* Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares.

Berger Funds                    September 30, 1999                Annual Report
22
-------------------------------------------------------------------------------

                           BERGER SMALL CAP VALUE FUND

-------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                            September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
COMMON STOCK (87.03%)
BANKS - NORTHEAST (5.93%)
     292,100     Community Bank Systems, Inc.              $      7,996,237
     370,000     F.N.B. Corp.                                     8,972,500
     190,000     Keystone Financial, Inc.                         4,512,500
   1,100,000     Peoples Heritage Financial Group, Inc.          18,287,500
     700,000     Seacoast Financial Services Corp.                7,000,000
-------------------------------------------------------------------------------
                                                                 46,768,737

BANKS - SOUTHEAST (2.23%)
     422,900     CCB Financial Corp.                             17,603,212
-------------------------------------------------------------------------------

BANKS - WEST/SOUTHWEST (2.76%)
     348,000     Bank United Corp. - Class A                     11,266,500
     505,000     InterWest Bancorp, Inc.                         10,478,750
-------------------------------------------------------------------------------
                                                                 21,745,250

BUILDING - RESIDENT/COMMERCIAL (0.57%)
     206,800     Pulte Corp.                                     4,497,900
-------------------------------------------------------------------------------

CHEMICALS - PLASTICS (2.68%)
   1,220,000     A. Schulman, Inc.                              21,121,250
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - STAFFING (3.70%)
   1,200,000     Interim Services Inc.*                         19,650,000
   1,150,000     Romac International, Inc.*                      9,523,442
-------------------------------------------------------------------------------
                                                                29,173,442

COMPUTER - INTEGRATED SYSTEMS (0.51%)
     500,000     Hypercom Corp.*                                 4,000,000
-------------------------------------------------------------------------------

COMPUTER - PERIPHERAL EQUIPMENT (0.54%)
     700,000     Splash Technology Holdings, Inc.*#              4,287,500
-------------------------------------------------------------------------------

COMPUTER - SERVICES (1.92%)
   1,300,000     Computer Horizons Corp.*                       15,112,500
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - DESKTOP (0.93%)
     800,000     Network Equipment Technologies, Inc.*           7,350,000
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (0.78%)
     528,700     JDA Software Group, Inc.*                       6,179,181
-------------------------------------------------------------------------------

CONSUMER PRODUCTS - MISCELLANEOUS (2.31%)
     950,000     Jostens, Inc.                                  18,168,750
-------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS (3.43%)
     728,300     Federal Signal Corp.                           14,474,962
     400,000     Pittway Corp. - Class A                        12,600,000
-------------------------------------------------------------------------------
                                                                27,074,962

ELECTRICAL - CONTROL INSTRUMENTS (2.23%)
     810,000     Watts Industries, Inc.                         17,617,500
-------------------------------------------------------------------------------

COMMON STOCK (87.03%) - CONTINUED
FINANCE - EQUITY REIT (9.97%)
     550,000     Gables Residential Trust                  $    13,200,000
     600,000     Home Properties of New York, Inc.              16,012,500
   1,000,000     IRT Property Co.                                9,000,000
     200,000     Parkway Properties, Inc.                        6,450,000
     720,000     Prentiss Properties Trust                      15,975,000
     900,000     Summit Properties, Inc.                        17,943,750
-------------------------------------------------------------------------------
                                                                78,581,250

FINANCE - PUBLIC INVESTMENT FUND - FOREIGN (1.71%)
   1,365,000     Morgan Stanley Asia Pacific Fund, Inc.*        13,479,375
-------------------------------------------------------------------------------

FINANCE - SAVINGS & LOANS (3.93%)
     838,100     Republic Security Financial Corp.               7,280,993
     230,000     Riverview Bancorp Inc.                          2,831,875
     336,500     Warren Bancorp, Inc.                            3,028,500
     700,000     Webster Financial Corp.                        17,850,000
-------------------------------------------------------------------------------
                                                                30,991,368

FOOD - MISCELLANEOUS PREPARATION (0.77%)
     879,900     Vlasic Foods International Inc.*                6,104,306
-------------------------------------------------------------------------------

HOUSEHOLD/OFFICE FURNITURE (0.68%)
     280,000     Kimball International, Inc. - Class B           5,390,000
-------------------------------------------------------------------------------

INSURANCE - PROPERTY/CASUALTY/TITLE (4.01%)
     990,000     IPC Holdings Ltd.                              18,562,500
-------------------------------------------------------------------------------
     900,000     Old Republic International Corp.               12,993,750
                                                                31,556,250
-------------------------------------------------------------------------------

MACHINERY - GENERAL/INDUSTRIAL (1.69%)
     800,000     Flowserve Corp.                                13,300,000
-------------------------------------------------------------------------------

MEDIA - CABLE TV (2.07%)
     160,000     Jones Intercable, Inc.*                         8,520,000
     145,000     Jones Intercable, Inc. - Class A*               7,839,062
-------------------------------------------------------------------------------
                                                                16,359,062

MEDICAL - MEDICAL/DENTAL SERVICES (1.71%)
   1,400,000     Omnicare, Inc.                                 13,475,000
-------------------------------------------------------------------------------

MEDICAL - WHOLESALE DRUG/SUNDRIES (0.89%)
     890,000     Perrigo Co.*                                    7,008,750
-------------------------------------------------------------------------------

MEDICAL/DENTAL - SUPPLIES (4.48%)
     480,000     Ocular Sciences, Inc.*                          9,300,000
   1,200,000     Sola International, Inc.*                      18,600,000
     540,000     Steris Corp.*                                   7,425,000
-------------------------------------------------------------------------------
                                                                35,325,000

METAL PRODUCTS & FABRICATION (1.09%)
     800,000     NS Group, Inc.*                                 8,600,000
-------------------------------------------------------------------------------

OFFICE EQUIPMENT - EQUIPMENT & AUTOMATION (1.08%)
     441,800     HON Industries, Inc.                            8,504,650
-------------------------------------------------------------------------------

Annual Report                    September 30, 1999                Berger Funds
                                                                             23
-------------------------------------------------------------------------------

                           BERGER SMALL CAP VALUE FUND

-------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                            September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
COMMON STOCK (87.03%) - CONTINUED
OIL & GAS - DRILLING (1.65%)
     820,400     Marine Drilling Companies*                $     12,972,575
-------------------------------------------------------------------------------

OIL & GAS - FIELD SERVICES (2.25%)
   3,600,000     Key Energy Services, Inc.*                      17,775,000
-------------------------------------------------------------------------------

OIL & GAS - U.S. EXPLORATION & PRODUCTION (4.97%)
     565,000     Chieftain International, Inc.*                  10,735,000
     346,200     Evergreen Resources, Inc.*                       8,330,437
     507,000     Mitchell Energy & Development Corp.*            11,914,500
     250,000     Newfield Exploration Co.*                        8,234,375
-------------------------------------------------------------------------------
                                                                 39,214,312

RETAIL - APPAREL/SHOE (1.92%)
     300,000     Payless ShoeSource, Inc.*                       15,150,000
-------------------------------------------------------------------------------

RETAIL - MAIL ORDER & DIRECT (0.62%)
     480,000     Spiegel, Inc. - Class A*                         4,860,000
-------------------------------------------------------------------------------

RETAIL - MISCELLANEOUS DIVERSIFIED (1.84%)
   2,150,000     Pier 1 Imports, Inc.                            14,512,500
-------------------------------------------------------------------------------

RETAIL - RESTAURANTS (0.67%)
     660,100     Landry's Seafood Restaurants, Inc.*              5,280,800
-------------------------------------------------------------------------------

SHOES & RELATED APPAREL (2.97%)
   2,060,000     Wolverine World Wide, Inc.#                     23,432,500
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (2.60%)
     700,000     Aspect Telecommunications Corp.*                11,878,125
     625,000     Remec, Inc.*                                     8,593,750
-------------------------------------------------------------------------------
                                                                 20,471,875

TELECOMMUNICATIONS - SERVICES (0.66%)
   1,000,000     General Communication, Inc.*                     5,218,750
-------------------------------------------------------------------------------

TRANSPORTATION - SHIPPING (1.15%)
     565,000     Knightsbridge Tankers Ltd.                       9,040,000
-------------------------------------------------------------------------------

TRUCKS & PARTS - HEAVY DUTY (1.13%)
     675,000     Stewart & Stevenson Services, Inc.               8,859,375
-------------------------------------------------------------------------------
Total Common Stock
(cost $666,155,981)                                             686,162,882

                                                             September 30, 1999
-------------------------------------------------------------------------------
PAR VALUE                                                           VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (10.76%)
 $15,000,000     FHLMC Discount Note - 5.15%
                 10/15/1999                                 $    14,969,958
-------------------------------------------------------------------------------
  30,000,000     FNMA Discount Note - 5.12%
                 10/25/1999                                      29,897,600
-------------------------------------------------------------------------------
  40,000,000     FNMA Discount Note - 5.22%
                 10/8/1999                                       39,959,400
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $84,826,958)                                               84,826,958

REPURCHASE AGREEMENT (1.37%)
 $10,812,000     State Street Repurchase Agreement,
                 4.85% dated September 30, 1999 to
                 be repurchased at $10,813,457 on
                 October 1, 1999, collateralized by
                 FNMA Agency Note, 5.25% -
                 January 10, 2001 with a
                 value of $11,029,238                           10,812,000
Total Repurchase Agreement
(cost $10,812,000)                                              10,812,000
Total Investments (cost $761,794,939) (99.16%)                 781,801,840
Total Other Assets, Less Liabilities (0.84%)                     6,607,864
Net Assets (100.00%)                                          $788,409,704
-------------------------------------------------------------------------------

*  Non-income producing security.
# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 1999.


                                         Splash
                                        Technology             Wolverine
                                      Holdings, Inc.       World Wide, Inc.
-------------------------------------------------------------------------------
Market Value at 9/30/98               $ 2,565,000          $   3,534,375
Purchases at Cost                       4,205,674             19,323,742
Sales at Cost                             --                     --
Change in Unrealized Appreciation/
   (Depreciation)                      (2,483,174)               574,383
Market Value at 9/30/99                 4,287,500          $  23,432,500
Dividend Income                           --                     155,536
Realized Gain (Loss)                      --                     --
-------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds                September 30, 1999                   Annual Report
24
-------------------------------------------------------------------------------

[PHOTO]                BERGER MID CAP GROWTH FUND

Ticker Symbol - BEMGX
Fund Number   - 215

-------------------------------------------------------------------------------
PORTFOLIO MANAGER COMMENTARY            AMY K. SELNER
-------------------------------------------------------------------------------

PERFORMANCE

For the 12-month period ended September 30, 1999, the Berger Mid Cap Growth Fund (the "Fund") had an outstanding total return of 102.76%,(1) which was four times higher than the 25.44% total return of the Standard & Poor's (S&P) MidCap 400 Index.(2)

As we began our fiscal year in October 1998, the price of mid cap stocks was depressed, the result of a summer/fall market correction. Beginning October 8, 1998, and extending through the end of that year, mid caps bounced back in tandem with large caps. Technology stocks led the way.

From January through March 1999, only large cap stocks performed well, an echo of 1998 market trends. During this period, stocks in the S&P MidCap 400 Index fell 7%, while larger cap stocks in the S&P 500 Index(3) rose 4%.

The market broadened in the second calendar quarter 1999, and both mid and small cap stocks registered solid relative performance. As a group, mid caps had twice the gains of large caps. The S&P MidCap 400 Index gained 14% versus the S&P 500 Index's gain of 7%.

In the quarter ended September 30, 1999, the stock market faltered on renewed interest rate fears, and both mid cap and large cap stocks performed poorly.

YEAR IN REVIEW

Despite this up and down year for mid cap stocks, our Fund was able to considerably outperform its benchmark mainly because of stock selection.

The Fund remains heavily weighted in industries in which growth prospects are the most visible and consistent. Technology, our largest sector, continues to have the best long-term growth fundamentals. We believe the growth prospects are explosive for the Internet infrastructure in particular. Therefore, we continue to focus on telecommunication and broadband companies, which provide the plumbing that enables broad acceptance of Internet applications and services. Both Verisign, in Internet infrastructure, and Applied Micro Circuits, in telecommunications, have been strong holdings.

We have seen a pick-up in the information technology services group. We believe some large contract orders for Internet-related companies may revive this Y2K-depressed group. Semiconductor stocks continued to show solid revenue growth, and improving Asian economies should help sustain this trend.

Our Fund lowered its exposure to the healthcare group over this fiscal year. Uncertainty surrounding prescription drug benefits and the government's impact on drug pric ing kept a lid on these stocks. One bright spot in the sector was biotechnology stocks. Among our holdings, Medimmune and IDEC Pharmaceuticals helped boost Fund performance.

Our energy weighting contributed to the Fund's outperformance in the first six months of 1999. Although there are worries that OPEC will irrationally increase oil production, we remain positive on the long-term supply/demand fundamentals within the sector.

Initial public offerings (IPO's) also made a positive contribution to the Fund's performance during the year, although it is unclear whether this market for IPO's will continue into next year.

LOOKING AHEAD

Going forward, we continue to favor the technology sector, particularly the telecommunication and broadband infrastructure companies that support the Internet. We recognize that the fear of Y2K slowdown within the enterprise software group is probably fully discounted and believe the Internet-enabler software companies, which are companies that make the technologies that enable the Internet to work, will be strong performers into next year. We expect semiconductors to continue their strong fundamentals into next year as well.

We remain cautiously optimistic about the market as we enter the final quarter of 1999. The U.S. economy is undeniably robust and international economies are picking up. The Federal Reserve Board left interest rates unchanged at their early October meeting. But, if inflation picks up, the Fed may raise rates again. However, inflation fears have been stemmed year to date.

The growth prospects, relative valuations and greater liquidity of mid cap stocks make them a very attractive segment of the market going forward. We believe that our Fund's bias toward mid cap technology companies will be beneficial as we enter 2000. Global economies appear to be strengthening in concert, which is a positive sign for technology companies because they often garner more than 50% of earnings internationally.

(1.) Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2.) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

(3.) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Annual Report                September 30, 1999                    Berger Funds
                                                                             25
-------------------------------------------------------------------------------

                      BERGER MID CAP GROWTH FUND
-------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF BERGER MID CAP GROWTH FUND VS. S&P 400 MIDCAP INDEX AND COST OF LIVING INDEX

[GRAPH}

                      Berger Mid Cap        S&P 400             Cost of
                       Growth Fund       MidCap Index        Living Index
     12/31/97            $10,000            $10,000             $10,000
      3/31/98            $12,590            $11,099             $10,056
      6/30/98            $13,290            $10,062             $10,105
      9/30/98            $10,930             $9,293             $10,143
     12/31/98            $15,438            $11,907             $10,161
      3/31/99            $17,215            $11,147             $10,229
      6/30/99            $21,166            $12,723             $10,304
      9/30/99            $22,162            $11,657             $10,360

BERGER MID CAP GROWTH FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
----------------------------------------------
1 Year                             102.76%
Life of  Fund                       57.57%
(12/31/97)

* Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                      September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                             VALUE
-------------------------------------------------------------------------------
COMMON STOCK (92.45%)
BANKS - NORTHEAST (2.25%)
          20,500       Peoples Heritage Financial
                       Group, Inc.                         $     340,812
           2,900       U.S. Trust Corp.                          233,087
-------------------------------------------------------------------------------
                                                                 573,899

BANKS - WEST/SOUTHWEST (1.53%)
           7,100       Zions Bancorp.                            391,387
-------------------------------------------------------------------------------

BUILDING - HEAVY CONSTRUCTION (2.15%)
          13,000       Dycom Industries, Inc.*                   548,437
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - ADVERTISING (2.67%)
           6,400       Lamar Advertising Co. - Class A*          316,800
           6,000       TMP Worldwide, Inc.*                      365,250
-------------------------------------------------------------------------------
                                                                 682,050

COMMERCIAL SERVICES - SCHOOLS (1.21%)
          15,500       Devry, Inc.*                              310,000
-------------------------------------------------------------------------------

COMPUTER - SERVICES (1.10%)
           3,600       Internap Network Services Corp.*          160,650
           3,200       Whittman-Hart, Inc.*                      124,100
-------------------------------------------------------------------------------
                                                                 284,750

COMPUTER SOFTWARE - EDUCATIONAL/ENTERTAIN (0.58%)
           6,000       CBT Group PLC ADR*                        147,750
-------------------------------------------------------------------------------

COMMON STOCK (92.45%)
COMPUTER SOFTWARE - ENTERPRISE (1.82%)
          21,500       New Era of Networks, Inc.*                464,937
-------------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (5.43%)
           7,500       ASM Lithography Holding NV*               502,968
           1,100       KLA-Tencor Corp.*                          71,500
           8,000       Lam Research Corp.*                       488,000
           9,200       Teradyne, Inc.*                           324,300
-------------------------------------------------------------------------------
                                                               1,386,768

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (6.90%)
           7,100       Applied Micro Circuits Corp.*             404,700
           2,500       Conexant Systems, Inc.*                   181,640
           5,640       Linear Technology Corp.                   331,526
           5,800       SDL, Inc.*                                442,612
           4,700       Vitesse Semiconductors Corp.*             401,262
-------------------------------------------------------------------------------
                                                               1,761,740

ELECTRONIC PRODUCTS - MISCELLANEOUS (1.79%)
           9,500       Powerwave Technologies, Inc.*             458,078
-------------------------------------------------------------------------------

INTERNET - E*COMMERCE (1.63%)
           3,200       CareInsite, Inc.*                         162,000
           1,800       eBay, Inc.*                               253,912
-------------------------------------------------------------------------------
                                                                 415,912

Berger Funds                September 30, 1999                   Annual Report
26
-------------------------------------------------------------------------------

                       BERGER MID CAP GROWTH FUND

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                      September 30, 1999
-------------------------------------------------------------------------------
SHARES                                                             VALUE
-------------------------------------------------------------------------------
COMMON STOCK (92.45%) - CONTINUED
INTERNET - ISP/CONTENT (2.99%)
           3,100       Commerce One, Inc.*                 $     302,928
           6,000       Engage Technologies Inc.*                 226,125
           4,600       Homestore.Com, Inc.*                      191,762
             400       Internet Initiative Japan Inc. ADR*        25,600
             100       Yahoo! Inc.*                               17,950
-------------------------------------------------------------------------------
                                                                 764,365

INTERNET - NETWORK SECURITY/SOLUTIONS (7.27%)
           1,800       Inktomi Corporation*                      216,056
           2,000       Juniper Networks, Inc.*                   366,000
           4,200       Sapient Corp.*                            395,850
          15,700       USWeb Corp.*                              538,706
           3,200       VeriSign, Inc.*                           340,800
-------------------------------------------------------------------------------
                                                               1,857,412

INTERNET - SOFTWARE (6.17%)
           2,000       Ariba, Inc.*                              289,000
           4,100       CMGI Inc.*                                420,250
           2,900       Digital Insight Corp.*                     43,500
           5,000       Kana Communications, Inc.*                249,375
          11,800       SilverStream Software, Inc.*              367,275
           4,800       Software.com, Inc.*                       205,800
-------------------------------------------------------------------------------
                                                               1,575,200

MEDIA - CABLE TV (3.53%)
          10,700       Cox Communications, Inc.*                 446,725
           5,000       EchoStar Communications Corp.*            454,062
-------------------------------------------------------------------------------
                                                                 900,787

MEDIA - RADIO/TV (4.60%)
           2,306       Clear Channel Communications, Inc.*       184,191
           6,300       Cox Radio, Inc. - Class A*                374,850
           3,300       Hispanic Broadcasting Corp.*              251,212
           4,500       Univision Communications, Inc. - Class A* 366,187
-------------------------------------------------------------------------------
                                                               1,176,440

MEDICAL - BIOMED/GENETICS (4.92%)
           3,200       Genentech, Inc.*                          468,200
           5,200       IDEC Pharmaceuticals Corp.*               488,962
           3,000       Medimmune, Inc.*                          298,968
-------------------------------------------------------------------------------
                                                               1,256,130

MEDICAL - ETHICAL DRUGS (1.18%)
          10,500       Shire Pharmaceuticals Group PLC*          302,531
-------------------------------------------------------------------------------

MEDICAL - GENERIC DRUGS (3.20%)
          22,000       Mylan Laboratories, Inc.                  404,250
          13,550       Watson Pharmaceuticals, Inc.*             414,121
-------------------------------------------------------------------------------
                                                                 818,371

MEDICAL - MEDICAL/DENTAL SERVICES (2.89%)
          13,700       Accredo Health, Inc.*                     431,550
          12,500       TLC The Laser Center Inc.*                307,812
-------------------------------------------------------------------------------
                                                                 739,362

COMMON STOCK (92.45%) - CONTINUED
OIL & GAS - DRILLING (2.53%)
          15,200       ENSCO International Inc.                  274,550
          17,000       Noble Drilling Corp.*                     371,875
-------------------------------------------------------------------------------
                                                                 646,425

OIL & GAS - FIELD SERVICES (3.01%)
          13,300       BJ Services Co.*                          423,106
          18,000       Veritas DGC, Inc.*                        346,500
-------------------------------------------------------------------------------
                                                                 769,606

OIL & GAS - MACHINERY/EQUIPMENT (1.82%)
          14,500       Weatherford International, Inc.*          464,000
-------------------------------------------------------------------------------

OIL & GAS - U.S. EXPLORATION & PRODUCTION (1.88%)
          13,000       Barrett Resources Corp.*                  480,187
-------------------------------------------------------------------------------

RETAIL - APPAREL/SHOE (0.56%)
           3,500       Ann Taylor Stores, Inc.*                  143,062
-------------------------------------------------------------------------------

RETAIL - DISCOUNT & VARIETY (1.88%)
          12,000       Dollar Tree Stores, Inc.*                 479,250
-------------------------------------------------------------------------------

RETAIL - MAJOR DISCOUNT CHAINS (1.07%)
           8,850       Dollar General Corp.                      273,243
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (5.48%)
           5,200       Copper Mountain Networks, Inc.*           455,650
           4,500       JDS Uniphase Corp.*                       512,156
           4,000       Redback Networks Inc.*                    432,000
-------------------------------------------------------------------------------
                                                               1,399,806

TELECOMMUNICATIONS - SERVICES (7.34%)
           6,500       Covad Communications Group, Inc.*         283,359
          12,500       McLeodUSA Inc. - Class A*                 532,031
          19,000       Metromedia Fiber Network, Inc.*           465,500
          20,100       Viatel, Inc.*                             594,206
-------------------------------------------------------------------------------
                                                               1,875,096

UTILITY - WATER SUPPLY (1.07%)
          15,900       Azurix Corp.*                             273,272
Total Common Stock
(cost $19,894,499)                                            23,620,253
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.26%)
      $1,600,000       Federal National Mortgage Association
                       Discount Note - 5.22%, 10/8/1999        1,598,400
Total U.S. Government Agency Obligations
(cost $1,598,376)                                              1,598,400
-------------------------------------------------------------------------------

Annual Report               September 30, 1999                     Berger Funds
                                                                             27
-------------------------------------------------------------------------------

                       BERGER MID CAP GROWTH FUND

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                                                           September 30, 1999
-------------------------------------------------------------------------------
PAR VALUE                                                          VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.25%)
        $320,000       State Street Repurchase Agreement,
                       4.85% dated September 30, 1999
                       to be repurchased at $320,043 on
                       October 1, 1999, collateralized by
                       FHLMC Agency Note, 6.25% -
                       May 18, 2004, with a value
                       of $330,825                          $    320,000
Total Repurchase Agreement
(cost $320,000)                                                  320,000
Total Investments (cost $21,812,875) (99.96%)                 25,538,653
Total Other Assets, Less Liabilities (0.04%)                      11,459
Net Assets (100.00%)                                        $ 25,550,112
-------------------------------------------------------------------------------

*  Non-income producing security.
PLC -  Public Limited Company.
ADR - American Depositary Receipt.

See notes to financial statements.

Berger Funds                   September 30, 1999                  Annual Report
28
--------------------------------------------------------------------------------

                           BERGER MID CAP VALUE FUND

--------------------------------------------------------------------------------
Ticker Symbol                                          BEMVX
Fund Number                                            216
--------------------------------------------------------------------------------
PORTFOLIO MANAGER COMMENTARY      THOMAS M. PERKINS AND
                                  ROBERT H. PERKINS
--------------------------------------------------------------------------------

PERFORMANCE

We are pleased to report that in its first full year, which ended September 30, 1999, the Berger Mid Cap Value Fund (the "Fund") gained 31.12%(1) compared with 25.44% for the Standard & Poor's (S&P) MidCap 400 Index,(2) 10.00% for the S&P Midcap Value Index(3) and 27.80% for the S&P 500 Index.(4) Our Fund outperformed these indices primarily because we purchased severely depressed stocks in the technology and energy sectors in late 1998 and early 1999. Subsequently, we had strong appreciation in those stocks.

The S&P MidCap indexes underperformed large cap market indices for the year because larger growth stocks continued their multiyear run up in prices. Although the S&P MidCap 400 Index outpaced the S&P 500 Index every year (except
1990) from 1988 through 1993, it has trailed the S&P 500 Index every year since then. This period of underperformance has resulted in the most attractive relative valuation levels for mid cap and small cap value stocks we've seen in this decade. Historically, after similar extended periods of underperformance, value stocks have had several years of relatively good returns. This could occur in the coming year, especially since world economic prospects are positive.

YEAR IN REVIEW

Since March 31, the biggest change in our sector weighting was the increase of energy holdings from 8.8% of Fund net assets to 11.8%. This increase was due primarily to appreciation in the price of oil and gas producer stocks we purchased in late 1998/early 1999. At that time, energy prices had fallen to about one-half current levels. Prices of some of these stocks, including Mitchell Energy and Development, picked up as much as 90% between March 31 and September 30.

The financial sector remains our largest sector, constituting 27.1% of the portfolio. Unfortunately, financial stocks generally underperformed as interest rates unexpectedly continued to rise. Ironically, in almost all cases, earnings have grown in line with expectations, and many of these companies are raising dividends and buying back stock. We expect earnings to be favorable as long as the economy is strong. With valuations depressed to levels not seen in several years, we used the period of weakness to add to our regional bank holdings. Bank stocks haven't been this cheap since 1994. They subsequently outperformed in 1995 and 1996 as interest rate pressure eased. Real estate investment trusts (REITs) also continue to be an area of emphasis as earnings and dividends are growing, current yields are over 9%, and the stocks are selling somewhat below net asset value.

Technology is our second-largest sector. Our practice of ferreting out fallen growth stocks has been especially rewarding here. The growth pattern of technology companies can be bumpy. As they recover from the bumps and return to their secular growth paths, the stocks of these companies often regain premium valuations and have explosive appreciation. At this point, we usually liquidate part or all of our positions in the stocks. For example, we reduced holdings in Analog Devices, Tellabs and Methode Electronics and eliminated Sanmina after achieving gains of 100% to 300%. If these companies experience temporary problems again in the future, we could reinvest. In the meantime, some of the proceeds of these sales were deployed to other issues that more recently fell into what we think is only temporary market disfavor such as Andrew, Aspect Telecommunications, Comdisco and Keane. When we purchased these stocks, all were down at least 25% from their recent highs; three were down more than 60%.

LOOKING AHEAD

Most stocks are down about 20% from their highs of last year and are reflecting more reasonable valuations. Because of this price correction, we have positive, though modest, expectations for the market. Moreover, international economic recovery is more solidly in place, and we still anticipate an end to the rise in interest rates.

We are more comfortable with mid and small cap value stocks than we are with the overall market. The poor third-quarter performance of these issues improved their relatively favorable risk/reward relationships. As a reflection of their relative attractiveness, our portfolio companies, as of September 30, were priced under 18 times estimated 1999 earnings compared with 27 times for the S&P 500 Index. And, if we have global economic growth, earnings comparisons for our stocks should be favorable. We remain confident in following our discipline of investing in relatively undervalued, well-financed companies with good growth prospects and above-average dividends.

1. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

3. The S&P MidCap Value Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for value stocks for mid-sized companies. One cannot invest directly in an index.

4. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Annual Report                  September 30, 1999                   Berger Funds
                                                                              29
--------------------------------------------------------------------------------

                           BERGER MID CAP VALUE FUND

--------------------------------------------------------------------------------
   PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF BERGER MID CAP VALUE FUND VS.
S&P 400 MIDCAP INDEX AND COST OF LIVING INDEX

                                           [GRAPH]

                  Berger Mid    S&P 400    Cost of
                  Cap Value     MidCap     Living
                  Fund          Index      Index
 8/12/98          $10,000       $10,000    $10,000
 9/30/98           $9,330        $8,910    $10,049
12/31/98          $11,440       $11,416    $10,067
 3/31/99          $11,218       $10,688    $10,184
 6/30/99           13,550        12,199     10,214
 9/30/99          $12,234       $11,176    $10,239

BERGER MID CAP VALUE FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
-------------------------------------
1 Year              31.12%
-------------------------------------
Life of Fund        19.34%
-------------------------------------

(8/12/98)

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (92.06%)
AEROSPACE/DEFENSE - EQUIPMENT (0.63%)
       5,000     The B.F. Goodrich Co.                      $       145,000
---------------------------------------------------------------------------

BANKS - MIDWEST (1.34%)
       8,500     Associated Banc-Corp.                              307,593
---------------------------------------------------------------------------

BANKS - MONEY CENTER (1.25%)
       6,500     Citigroup Inc.                                     286,000
---------------------------------------------------------------------------

BANKS - NORTHEAST (1.16%)
      16,000     Peoples Heritage Financial Group, Inc.             266,000
---------------------------------------------------------------------------

BANKS - SOUTHEAST (3.20%)
       8,000     CCB Financial Corp.                                333,000
       6,000     Compass Bancshares, Inc.                           150,000
       7,000     SouthTrust Corp.                                   251,125
---------------------------------------------------------------------------
                                                                    734,125

BANKS - SUPER REGIONAL (1.03%)
       6,500     UnionBanCal Corp.                                  235,625
---------------------------------------------------------------------------

BANKS - WEST/SOUTHWEST (1.68%)
      11,500     City National Corp.                                385,968
---------------------------------------------------------------------------

BUILDING - CEMENT/CONCRETE/AGGREGATES (0.82%)
       3,500     Southdown, Inc.                                     187,250
----------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                   VALUE
---------------------------------------------------------------------------
COMMON STOCK (92.06%) - CONTINUED
BUILDING - CONSTRUCTION PRODUCTS/MISCELLANEOUS (0.82%)
      12,000     U.S. Industries, Inc.                      $       189,000
---------------------------------------------------------------------------

BUILDING - PAINT & ALLIED PRODUCTS (1.14%)
      12,500     The Sherwin Williams Co.                           261,734
---------------------------------------------------------------------------

BUILDING - RESIDENT/COMMERCIAL (0.48%)
       5,000     Pulte Corp.                                        108,750
---------------------------------------------------------------------------

BUILDING PRODUCTS - WOOD (2.45%)
       8,000     Georgia-Pacific Corp. (Timber Group)               183,000
       9,000     Rayonier Inc.                                      378,000
---------------------------------------------------------------------------
                                                                    561,000

CHEMICALS - PLASTICS (1.29%)
      17,000     A. Schulman, Inc.                                  294,312
---------------------------------------------------------------------------

CHEMICALS - SPECIALTY (1.61%)
       9,000     Cytec Industries, Inc.*                            216,000
       7,500     Millennium Chemicals Inc.                          153,281
---------------------------------------------------------------------------
                                                                    369,281

COMMERCIAL - LEASING COMPANIES (1.36%)
       6,500     Comdisco, Inc.                                     125,531
       6,000     GATX Corp.                                         186,375
---------------------------------------------------------------------------
                                                                    311,906

Berger Funds                   September 30, 1999                  Annual Report
30
--------------------------------------------------------------------------------

                           BERGER MID CAP VALUE FUND

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                              September 30, 1999
--------------------------------------------------------------------------------
SHARES                                                                     VALUE
--------------------------------------------------------------------------------
COMMON STOCK (92.06%) - CONTINUED
COMMERCIAL SERVICES - MISCELLANEOUS (1.63%)
      12,500     The Dun & Bradstreet Corp.                 $       373,437
---------------------------------------------------------------------------

COMMERCIAL SERVICES - STAFFING (1.43%)
      20,000     Interim Services Inc.*                             327,500
---------------------------------------------------------------------------

COMPUTER - INTEGRATED SYSTEMS (0.73%)
      21,000     Hypercom Corp.*                                    168,000
---------------------------------------------------------------------------

COMPUTER - PERIPHERAL EQUIPMENT (1.04%)
       6,000     Adaptec, Inc.*                                     238,125
---------------------------------------------------------------------------

COMPUTER - SERVICES (3.05%)
      26,500     Computer Horizons Corp.*                           308,062
      15,000     Convergys Corp.*                                   297,187
       2,000     Shared Medical Systems Corp.                       93,500
---------------------------------------------------------------------------
                                                                    698,749

COMPUTER SOFTWARE - DESKTOP (0.68%)
      17,000     Network Equipment Technologies, Inc.*              156,187
---------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (0.50%)
       5,000     Keane, Inc.*                                       114,062
---------------------------------------------------------------------------

CONSUMER PRODUCTS - MISCELLANEOUS (1.29%)
      15,500     Jostens, Inc.                                      296,437
---------------------------------------------------------------------------

DIVERSIFIED OPERATIONS (1.92%)
      14,000     Pittway Corp. - Class A                            441,000
---------------------------------------------------------------------------

ELECTRICAL - CONNECTORS (1.06%)
       7,500     Methode Electronics, Inc.                          141,562
       2,000     Thomas & Betts Corp.                               102,000
---------------------------------------------------------------------------
                                                                    243,562

ELECTRONIC - MEASURING INSTRUMENTS (0.95%)
       6,500     Tektronix, Inc.                                    217,750
---------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (1.67%)
       1,500     Novellus Systems, Inc.*                            101,156
       8,000     Teradyne, Inc.*                                    282,000
---------------------------------------------------------------------------
                                                                    383,156

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (0.56%)
       2,500     Analog Devices, Inc.*                              128,125
---------------------------------------------------------------------------

FINANCE - CONSUMER/COMMERCIAL LOANS (0.88%)
       5,000     Household International, Inc.                      200,625
---------------------------------------------------------------------------

FINANCE - EQUITY REIT (6.78%)
       9,000     Crescent Real Estate Equities Co.                  162,000
      19,000     Highwoods Properties, Inc.                         491,625
      22,000     Liberty Property Trust                             499,125
      15,000     Mack-Cali Realty Corp.                             402,187
---------------------------------------------------------------------------
                                                                  1,554,937

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                   VALUE
---------------------------------------------------------------------------

COMMON STOCK (92.06%) - CONTINUED
FINANCE - INVESTMENT BANKERS (1.82%)
       7,000     Legg Mason, Inc.                           $       268,187
       2,200     Merrill Lynch & Co.,Inc.                           147,812
---------------------------------------------------------------------------
                                                                    415,999

FINANCE - PUBLIC INVESTMENT FUND - FOREIGN (2.51%)
      26,000     Emerging Markets
                 Telecommunications Fund*                           268,125
      31,000     Morgan Stanley Asia Pacific
                 Fund, Inc.*                                         306,125
---------------------------------------------------------------------------
                                                                    574,250

FINANCE - PUBLICLY TRADED INVESTMENT FUND (1.20%)
       9,000     H & Q Healthcare Investors Fund*                   146,812
       9,000     H & Q Life Science Investments Fund*               127,125
---------------------------------------------------------------------------
                                                                    273,937

FINANCIAL SERVICES - MISCELLANEOUS (1.97%)
      12,500     Heller Financial, Inc.                             281,250
       7,500     MBNA Corp.                                         171,093
---------------------------------------------------------------------------
                                                                    452,343

INSURANCE - PROPERTY/CASUALTY/TITLE (2.30%)
       5,000     Everest Reinsurance Holdings, Inc.                 119,062
      11,000     IPC Holdings, Ltd.                                 206,250
      14,000     Old Republic International Corp.                   202,125
---------------------------------------------------------------------------
                                                                    527,437

LEISURE - TOYS/GAMES/HOBBY (1.17%)
      12,500     Hasbro, Inc.                                       267,968
---------------------------------------------------------------------------

MEDIA - NEWSPAPERS (0.41%)
       8,000     Hollinger International, Inc. - Class A            95,000
---------------------------------------------------------------------------

MEDIA - RADIO/TV (1.21%)
       6,000     CBS Corp.                                          277,500
---------------------------------------------------------------------------

MEDICAL - DENTAL - SUPPLIES (2.14%)
      21,000     Sola International, Inc.*                          325,500
      12,000     Steris Corp.*                                      165,000
---------------------------------------------------------------------------
                                                                    490,500

MEDICAL - MEDICAL/DENTAL SERVICES (1.26%)
      30,000     Omnicare, Inc.                                     288,750
---------------------------------------------------------------------------

MEDICAL - OUTPATIENT/HOME CARE (0.58%)
      22,000     Healthsouth Corp.*                                 133,375
---------------------------------------------------------------------------

MEDICAL - WHOLESALE DRUG/SUNDRIES (1.04%)
       9,000     Bergen Brunswig Corp. - Class A                    93,375
       5,000     McKesson HBOC, Inc.                                145,000
---------------------------------------------------------------------------
                                                                    238,375

OFFICE EQUIPMENT - EQUIPMENT & AUTOMATION (1.30%)
      15,500     HON Industries, Inc.                               298,375
---------------------------------------------------------------------------

OIL & GAS - DRILLING (1.34%)
      14,000     Noble Drilling Corp.*                              306,250
---------------------------------------------------------------------------

Annual Report                  September 30, 1999                   Berger Funds
                                                                              31
--------------------------------------------------------------------------------

                           BERGER MID CAP VALUE FUND

---------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------

SHARES                                                   VALUE
---------------------------------------------------------------------------
COMMON STOCK (92.06%) - CONTINUED
OIL & GAS - FIELD SERVICES (1.51%)
      70,000     Key Energy Group*                          $       345,625
---------------------------------------------------------------------------

OIL & GAS - INTERNATIONAL SPECIALTY (1.77%)
       7,500     Murphy Oil Corp.                                   405,468
---------------------------------------------------------------------------

OIL & GAS - U.S. EXPLORATION & PRODUCTION (4.92%)
       5,000     Barrett Resources Corp.*                           184,687
       9,000     Devon Energy Corp.                                 372,937
       8,000     Mitchell Energy & Development Corp.
                 - Class A                                          195,500
      14,000     Mitchell Energy & Development Corp.
                 - Class B*                                         329,000
       5,000     Santa Fe Snyder Corp.*                             45,000
---------------------------------------------------------------------------
                                                                  1,127,124

OIL & GAS - U.S. INTEGRATED (2.27%)
       6,500     Kerr-McGee Corp.                                   357,906
       7,000     Occidental Petroleum Corp.                         161,875
---------------------------------------------------------------------------
                                                                    519,781

RETAIL - APPAREL/SHOE (3.78%)
      10,000     Payless ShoeSource, Inc.*                          505,000
      18,000     Ross Stores Inc.                                   362,250
---------------------------------------------------------------------------
                                                                    867,250

RETAIL - DEPARTMENT STORES (0.30%)
       4,500     Saks Inc.*                                          68,343
---------------------------------------------------------------------------

RETAIL - DRUG STORES (0.52%)
       4,000     Longs Drug Stores Corp.                            119,500
---------------------------------------------------------------------------

RETAIL - MISCELLANEOUS DIVERSIFIED (1.27%)
      43,000     Pier 1 Imports, Inc.                               290,250
---------------------------------------------------------------------------

SHOES & RELATED APPAREL (1.54%)
      31,000     Wolverine World Wide, Inc.                         352,625
---------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (2.79%)
      10,000     Andrew Corp.*                                      173,750
      16,000     Aspect Telecommunications Corp.*                   271,500
      10,000     Remec, Inc.*                                       137,500
       1,000     Tellabs, Inc.*                                     56,937
---------------------------------------------------------------------------
                                                                    639,687

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES/PAR VALUE                                         VALUE
---------------------------------------------------------------------------
COMMON STOCK (92.06%) - CONTINUED
TEXTILE - APPAREL MANUFACTURING (0.49%)
       4,000     Tommy Hilfiger Corp.*                      $       112,750
---------------------------------------------------------------------------

TRUCKS & PARTS - HEAVY DUTY (1.32%)
      23,000     Stewart & Stevenson Services, Inc.                 301,875
---------------------------------------------------------------------------

UTILITY - GAS DISTRIBUTION (1.85%)
       9,000     National Fuel Gas Co.                              424,687
---------------------------------------------------------------------------

UTILITY - TELEPHONE (3.05%)
       4,000     Telecomunicacoes Brasileiras
                 S.A. - Telebras*                                   299,750
       4,500     Telephone and Data Systems, Inc.                   399,656
---------------------------------------------------------------------------
                                                                    699,406
Total Common Stock
(cost $19,002,351)                                               21,099,626
WARRANTS (0.78%)
---------------------------------------------------------------------------

RETAIL - DEPARTMENT STORES (0.78%)
       9,500     Federated Department Stores Inc. - C*              178,718
---------------------------------------------------------------------------
Total Warrants
(cost $165,895)                                                     178,718
---------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.37%)
  $1,230,000     State Street Repurchase Agreement,
                 4.85%, dated September 30, 1999,
                 to be repurchased at $1,230,166 on
                 October 1, 1999, collateralized by
                 FNMA Agency Note, 5.65% - April 28,
                 2000, with a value of $1,259,188                 1,230,000
Total Repurchase Agreement
(cost $1,230,000)                                                 1,230,000
Total Investments (cost $20,398,246) (98.21%)                    22,508,344
Total Other Assets, Less Liabilities (1.79%)                        409,663
Net Assets (100.00%)                                        $    22,918,007
---------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

Berger Funds                 September 30, 1999                    Annual Report
32
--------------------------------------------------------------------------------

                              BERGER 100 FUND

--------------------------------------------------------------------------------
  Ticker Symbol                                          BEONX
  Fund Number                                            43
--------------------------------------------------------------------------------
  PORTFOLIO MANAGER COMMENTARY          JOHN B. JARES AND
                                        TINO R. SELLITTO
--------------------------------------------------------------------------------

PERFORMANCE

The Berger 100 Fund (the "Fund") had a solid total return of 38.96%(1) for the year ended September 30, 1999, which outpaced the 27.80% return for the Standard & Poor's (S&P) 500 Index(2) and the 25.44% gain registered by the S&P MidCap 400 Index(3) for the same period.

It has been a roller coaster year for the stock market. During the first few months of our fiscal year (October 1998--early January 1999), the market staged a broad rally that benefited the mid to large cap growth stocks favored by our Fund. In mid-January, however, the market narrowed, and the very largest cap companies once again dominated performance. The market was mixed during the quarter ended June 30, largely as a result of growing concern about rising interest rates and hints of potential inflation. In the last quarter of our fiscal year, the market was nervous about interest rates once again and seemed to lack direction. Most sectors and market indices were down.

YEAR IN REVIEW

Our Fund was able to perform against this difficult economic backdrop for two reasons. First, we had strong performances from some individual stocks in our portfolio. Second, we were heavily weighted in the technology sector.

Our largest sector is the technology sector, which includes telecommunications, Internet, computer software and semiconductor manufacturers. Technology has handily beaten all other sectors for the year and had the best overall performance of any sector in the quarter ended September 30. Several of our technology holdings turned in strong gains for the year, including Microsoft, Intel, Texas Instruments and Xilinx. We continue to believe in the long-term prospects for technology because of the vital role that it plays in the operations of businesses around the world.

Energy was our second-best performing sector, even after a late sell-off in the quarter ended September 30, 1999, that was attributable to investors focusing on near-term earnings revisions rather than on industry growth prospects over the next two years. Compared with the S&P 500 Index, we have been slightly overweighted in this sector all year and ended the year with a total of 7.2% of Fund net assets committed to energy stocks. We believe that there are strong fundamentals in energy. Oil prices have gone up because of a decrease in oil production and an increase in demand attributable to recovering world economies. We continue to like the growth potential in the energy sector.

Among other Fund sectors, the healthcare and consumer groups had mixed results over the year. We had solid performance from Genentech, a large biomedical company with a strong product pipeline, but had poor performance from American Home Products, a company currently facing litigation surrounding its Fen-Phen drug, which is used to treat obesity. Among the consumer-related stocks in our portfolio, Royal Caribbean Cruises and Best Buy Co. turned in strong performances for the year.

Most stocks in the financial sector underperformed over the year primarily because of the market's concerns about rising interest rates and year 2000 issues. Among our financial stocks, leading on-line broker Charles Schwab was hit hard. We believe that the long-term prospects for Schwab are positive, however, and we look for this company to excel in 2000. With our financial holdings reduced to just over 3% of Fund net assets, we are now underweighted in this sector.

LOOKING AHEAD

We expect that two factors could create market volatility in the near term. The first is rising interest rates, which continue to nag the equity market. The second is the market's focus on year 2000 issues, which we believe will cause investor concern the rest of this year. The result may be that investors crowd into large cap companies, which are perceived to be safer and more stable investments. For the long term, the robust U.S. economic growth and the continuing recovery of international economies should provide a solid backdrop for strong corporate earnings.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

3. The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

Annual Report                September 30, 1999                     Berger Funds
                                                                              33
--------------------------------------------------------------------------------

                              BERGER 100 FUND

--------------------------------------------------------------------------------
   PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF BERGER 100 FUND VS.
S&P 500 INDEX AND COST OF LIVING INDEX

                                    [GRAPH]

              Berger       S&P 500     Cost of
              100 Fund     Index       Living
                                       Index
 9/30/89      $10,000      $10,000     $10,000
 9/30/90       $8,316       $9,077     $10,816
 9/30/91      $15,218      $11,901     $10,976
 9/30/92      $16,279      $13,214     $11,304
 9/30/93      $22,954      $14,929     $11,608
 9/30/94      $22,149      $15,479     $11,952
 9/30/95      $26,215      $20,079     $12,256
 9/30/96      $28,668      $24,160     $12,624
 9/30/97      $36,249      $33,927     $12,896
 9/30/98      $30,422      $37,000     $13,066
 9/30/99      $42,273      $47,283     $13,368

BERGER 100 FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
--------------------------------------
1 Year              38.96%
--------------------------------------
5 Year              13.80%
--------------------------------------
10 Year             15.51%
--------------------------------------

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (100.33%)
AUTO MANUFACTURERS - FOREIGN (0.79%)
     169,000     Toyota Motor Corp. Sponsored ADR           $    10,541,375
---------------------------------------------------------------------------

BANKS - MONEY CENTER (0.65%)
     156,800     Bank of America Corp.                            8,731,800
---------------------------------------------------------------------------

BEVERAGE - SOFT DRINKS (2.80%)
     378,600     Pepsico, Inc.                                   11,452,650
     146,800     The Coca-Cola Co.                                7,055,575
   1,105,000     The Pepsi Bottling Group, Inc.                  18,854,062
---------------------------------------------------------------------------
                                                                 37,362,287

BUILDING PRODUCTS - WOOD (0.42%)
     130,000     Willamette Industries, Inc.                      5,606,250
---------------------------------------------------------------------------

COMPUTER - LOCAL NETWORKS (2.41%)
     469,200     Cisco Systems, Inc.*                            32,169,525
---------------------------------------------------------------------------

COMPUTER - MANUFACTURERS (0.48%)
     100,000     Apple Computer, Inc.*                            6,331,250
---------------------------------------------------------------------------

COMPUTER - MEMORY DEVICES (1.02%)
     190,000     EMC Corp.*                                      13,573,125
---------------------------------------------------------------------------

COMPUTER - SERVICES (0.50%)
     290,000     IMS Health, Inc.                                 6,615,625
---------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (100.33%) - CONTINUED
COMPUTER SOFTWARE - DESKTOP (5.01%)
     737,300     Microsoft Corp.*                             $  66,771,745
---------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (2.59%)
     231,800     J.D. Edwards & Co.*                              4,802,606
     175,000     Oracle Corp.*                                    7,962,500
     375,000     SAP A.G. ADR                                    14,156,250
     100,000     VERITAS Software Corp.*                          7,593,750
---------------------------------------------------------------------------
                                                                 34,515,106

DIVERSIFIED OPERATIONS (2.79%)
     360,000     Tyco International Ltd.                         37,170,000
---------------------------------------------------------------------------

ELECTRONIC - MILITARY SYSTEMS (0.81%)
     189,300     General Motors Corp. - Class H*                 10,837,425
---------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (5.05%)
     260,500     Applied Materials, Inc.*                        20,286,437
      87,500     ASM Lithography Holding N.V.*                    5,867,968
     194,600     KLA-Tencor Corp.*                               12,649,000
     235,000     Lam Research Corp.*                             14,335,000
      91,900     STMicroelectronics N.V.                          6,800,600
     208,600     Teradyne, Inc.*                                  7,353,150
---------------------------------------------------------------------------
                                                                 67,292,155

Berger Funds                 September 30, 1999                    Annual Report
34
--------------------------------------------------------------------------------

                              BERGER 100 FUND

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (100.33%) - CONTINUED
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (8.99%)
     202,400     Altera Corp.                                 $   8,779,100
     400,000     Intel Corp.                                     29,725,000
     182,800     Maxim Integrated Products, Inc.*                11,533,537
      83,700     SDL, Inc.*                                       6,387,356
     422,000     Texas Instruments Inc.                          34,709,500
     439,400     Xilinx, Inc.*                                   28,794,431
---------------------------------------------------------------------------
                                                                119,928,924

FINANCE - CONSUMER/COMMERCIAL LOANS (0.25%)
      94,000     Associates First Capital Corp. - Class A         3,384,000
---------------------------------------------------------------------------

FINANCE - INVESTMENT BANKERS (0.62%)
     243,600     Charles Schwab Corp.                             8,206,275
---------------------------------------------------------------------------

FINANCE - MORTGAGE & RELATED SERVICES (0.77%)
     106,800     Fannie Mae                                       6,695,025
      67,900     Freddie Mac                                      3,530,800
---------------------------------------------------------------------------
                                                                 10,225,825

HOUSEHOLD - AUDIO/VIDEO (0.26%)
      23,500     Sony Corp. ADR                                   3,526,468
---------------------------------------------------------------------------

INSURANCE - PROPERTY/CASUALTY/TITLE (0.97%)
     149,500     American International Group, Inc.              12,997,156
---------------------------------------------------------------------------

INTERNET - E*COMMERCE (1.16%)
      73,500     eBay, Inc.*                                     10,368,093
     398,000     TD Waterhouse Group, Inc.*                       5,149,125
---------------------------------------------------------------------------
                                                                 15,517,218

INTERNET - ISP/CONTENT (4.29%)
     330,000     America Online, Inc.*                           34,320,000
      97,700     Homestore.Com, Inc.*                             4,072,868
      54,300     Internet Initiative Japan Inc.*                  3,475,200
     125,500     Rhythms NetConnections Inc.*                     4,329,750
      61,500     Yahoo!, Inc.*                                   11,039,250
---------------------------------------------------------------------------
                                                                 57,237,068

INTERNET - NETWORK SECURITY/SOLUTIONS (0.79%)
      80,000     Internap Network Services Corp.*                 3,570,000
      37,755     Juniper Networks, Inc.*                          6,909,165
---------------------------------------------------------------------------
                                                                 10,479,165

INTERNET - SOFTWARE (1.55%)
      83,000     CMGI, Inc.*                                      8,507,500
      80,000     Liquid Audio, Inc.*                              2,960,000
      61,100     Phone.com, Inc.*                                 9,256,650
---------------------------------------------------------------------------
                                                                 20,724,150

LEISURE - PRODUCTS (1.61%)
     471,600     The Seagram Co. Ltd.                            21,457,800
---------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (100.33%) - CONTINUED
LEISURE - SERVICES (5.17%)
     222,000     Carnival Corp.                               $   9,657,000
     246,000     Cheap Tickets, Inc.*                             7,964,250
     850,000     Royal Caribbean Cruises Ltd.                    38,250,000
     173,000     SFX Entertainment, Inc.*                         5,276,500
     300,300     The Walt Disney Co.                              7,770,262
---------------------------------------------------------------------------
                                                                 68,918,012

MEDIA - CABLE TV (2.25%)
     186,900     EchoStar Communications Corp.*                  16,972,856
     215,000     Time Warner, Inc.                               13,061,250
---------------------------------------------------------------------------
                                                                 30,034,106

MEDIA - RADIO/TV (5.11%)
     130,000     AMFM, Inc.*                                      7,913,750
     210,000     AT&T Corp. - Liberty Media Group*                7,796,250
     454,200     Clear Channel Communications, Inc.*             36,279,225
     550,000     Infinity Broadcasting Corp.*                    16,121,875
---------------------------------------------------------------------------
                                                                 68,111,100

MEDICAL - BIOMED/GENETICS (3.32%)
      76,340     Amgen, Inc.*                                     6,221,710
     260,200     Genentech, Inc.*                                38,070,512
---------------------------------------------------------------------------
                                                                 44,292,222

MEDICAL - DRUG/DIVERSIFIED (1.58%)
     101,900     Bristol-Myers Squibb Co.                         6,878,250
     213,400     Warner-Lambert Co.                              14,164,425
---------------------------------------------------------------------------
                                                                 21,042,675

MEDICAL - ETHICAL DRUGS (2.91%)
     317,400     American Home Products Corp.                    13,172,100
     400,000     Eli Lilly & Co.                                 25,600,000
---------------------------------------------------------------------------
                                                                 38,772,100

MEDICAL - MEDICAL/DENTAL SUPPLIES (0.68%)
     137,500     Bausch & Lomb, Inc.                              9,066,406
---------------------------------------------------------------------------

MEDICAL - PRODUCTS (2.01%)
     500,100     Guidant Corp.*                                  26,817,862
---------------------------------------------------------------------------

OIL & GAS - DRILLING (1.55%)
     684,000     ENSCO International, Inc.                       12,354,750
     270,000     Transocean Offshore, Inc.                        8,268,750
---------------------------------------------------------------------------
                                                                 20,623,500

OIL & GAS - FIELD SERVICES (1.83%)
     310,000     Halliburton Co.                                 12,710,000
     188,200     Schlumberger Ltd.                               11,727,212
---------------------------------------------------------------------------
                                                                 24,437,212

OIL & GAS - INTERNATIONAL INTEGRATED (1.11%)
     250,000     Royal Dutch Petroleum Co. -
                 NY Shares                                       14,765,625
---------------------------------------------------------------------------

OIL & GAS - PRODUCTION/PIPELINE (0.53%)
     170,000     Enron Corp.                                      7,012,500
---------------------------------------------------------------------------

Annual Report                September 30, 1999                     Berger Funds
                                                                              35
--------------------------------------------------------------------------------

                              BERGER 100 FUND

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (100.33%) - CONTINUED
OIL & GAS - U.S. EXPLORATION & PRODUCTION (1.32%)
     480,000     Burlington Resources, Inc.                  $   17,640,000
---------------------------------------------------------------------------

OIL & GAS - U.S. INTEGRATED (0.84%)
     385,000     USX-Marathon Group                              11,261,250
---------------------------------------------------------------------------

PAPER & PAPER PRODUCTS (0.84%)
     233,600     International Paper Co.                         11,227,400
---------------------------------------------------------------------------

RETAIL - APPAREL/SHOE (0.81%)
      93,500     Abercrombie & Fitch Co.*                         3,184,843
     197,000     Intimate Brands, Inc.                            7,670,687
---------------------------------------------------------------------------
                                                                 10,855,530

RETAIL - CONSUMER ELECTRIC (1.88%)
     250,000     Best Buy Co., Inc.*                             15,515,625
     225,600     Circuit City Stores, Inc.                        9,517,500
---------------------------------------------------------------------------
                                                                 25,033,125

RETAIL - MAJOR DISCOUNT CHAINS (2.16%)
     180,000     Costco Wholesale Corp.*                         12,960,000
     265,000     Dayton-Hudson Corp.                             15,916,562
---------------------------------------------------------------------------
                                                                 28,876,562

RETAIL - SUPER/MINI MARKETS (2.14%)
     422,900     Safeway, Inc.*                                  16,096,631
     565,000     The Kroger Co.*                                 12,465,312
---------------------------------------------------------------------------
                                                                 28,561,943

RETAIL/WHOLESALE - BUILDING PRODUCTS (0.18%)
      50,000     Lowes Cos., Inc.                                 2,437,500
---------------------------------------------------------------------------

RETAIL/WHOLESALE - COMPUTERS/CELLULAR (0.82%)
     211,000     Tandy Corp.                                     10,906,062
---------------------------------------------------------------------------

SOAP & CLEANING PREPARATIONS (1.09%)
     154,500     Procter & Gamble Co.                            14,484,375
---------------------------------------------------------------------------

TELECOMMUNICATIONS - CELLULAR (2.35%)
         523     NTT Mobile Communications
                 Network, Inc.                                   10,323,338
     187,500     Sprint Corp. (PCS Group)*                       13,980,468
     116,000     VoiceStream Wireless Corp.*                      7,159,375
---------------------------------------------------------------------------
                                                                 31,463,181

TELECOMMUNICATIONS - EQUIPMENT (6.74%)
      62,500     JDS Uniphase Corp.*                              7,113,281
     411,990     Lucent Technologies, Inc.                       26,727,851
     268,825     Motorola, Inc.                                  23,656,600
     201,000     Nokia Corp. ADR                                 18,052,312
      76,000     QUALCOMM Incorp.*                               14,378,250
---------------------------------------------------------------------------
                                                                 89,928,294

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES/PAR VALUE                                                      VALUE
---------------------------------------------------------------------------
COMMON STOCK (100.33%) - CONTINUED
TELECOMMUNICATIONS - SERVICES (3.57%)
     100,000     AT&T Corp.                                  $    4,350,000
     412,700     MCI WorldCom, Inc.*                             29,662,812
     458,000     Qwest Communications
                 International, Inc.*                            13,539,625
---------------------------------------------------------------------------
                                                                 47,552,437

UTILITY - WATER SUPPLY (0.96%)
     747,900     Azurix Corp.*                                   12,854,531
Total Common Stock
(cost $1,218,591,060)                                         1,338,177,227
---------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.16%)
  $2,132,000     State Street Repurchase Agreement,
                 4.85% dated September 30, 1999,
                 to be repurchased at $2,132,287 on
                 October 1, 1999, collateralized by
                 FNMA Agency Note, 5.65% - April 28,
                 2000 with a value of $2,175,426.             2,132,000
Total Repurchase Agreement
(cost $2,132,000)                                             2,132,000
Total Investments (cost $1,220,723,060) (100.49%)             1,340,309,227
Total Other Assets, Less Liabilities (-0.49%)                    (6,515,532)
Net Assets (100.00%)                                         $1,333,793,695
---------------------------------------------------------------------------

*  Non-income producing security.
ADR - American Depositary Receipt.

See notes to financial statements.

Berger Funds                 September 30, 1999                    Annual Report
36
--------------------------------------------------------------------------------

                      BERGER/BIAM INTERNATIONAL FUND

--------------------------------------------------------------------------------
  Ticker Symbol                                          BBINX
  Fund Number                                            349
--------------------------------------------------------------------------------
                                        BANK OF IRELAND ASSET
  PORTFOLIO MANAGER COMMENTARY          MANAGEMENT (U.S.) LTD.
--------------------------------------------------------------------------------

PERFORMANCE

The Berger/BIAM International Fund (the "Fund") had a total return of 29.64%(1) for the year ended September 30, 1999 compared to 31.32% for the MSCI EAFE Index.(2)

Global equity markets began the fiscal year last October with strong performances, prompted primarily by interest rate reductions in both the U.S. and Europe. In January, European markets benefited from the introduction of the new single currency, the euro, and Japanese markets enjoyed positive investor sentiment as a result of overseas buying. Markets in the rest of the Pacific region turned in mixed results largely due to a pick-up in sentiment towards Japan and the phenomenon of western multinationals seeking stakes in Asian companies.

By the second calendar quarter 1999, the new euro currency received negative press following a steady decline against the U.S. dollar and other major currencies. We believe the euro is acting as a catalyst for change, however, and increasing competition across Europe.

We remained extremely cautious about investing in Southeast Asia this year, even though the acute financial crisis appears to be over. Although Japanese figures have been strong, we believe Japan is a stock-picker's market because not all companies will deliver on the promises they are making to investors. As a result, we added to our Japanese holdings over the year on a stock-by-stock basis.

YEAR IN REVIEW

Two groups of stocks led our portfolio higher this fiscal year: those in the Growth in Telecommunications theme and Japanese-quoted stocks, particularly those in our Technological Innovation theme.

The most notable performers among Growth in Telecommunications stocks for the year were German-quoted Mannesmann and NTT Mobile Communications Network. NTT Mobile Communications Network was among our strongest contributors during the past six months. The company is Japan's dominant cellular phone operator and its stock rose on the belief that the company will benefit from growing demand for data transmission services through cellular phones. Two holdings - UK-quoted Vodafone AirTouch Group and Telecom Italia - were involved in the merger and acquisition activity that engulfed global telecommunication companies earlier in the year.

Japanese-quoted stocks began their comeback early in our fiscal year and have been our leading performers since March 31. Electronics exporters, in particular, did well on the back of buoyant global demand for PCs, copiers, printers, mobile phones and their related components. Leading the way was Murata Manufacturing, which raised its net profit forecast by 25% for the coming year and announced plans to increase its production capacity in response to demand for the electronic components used in cellular phones. Semiconductor manufacturer Rohm also increased its profit projections on the heels of higher-than-expected sales of circuits for mobile communications equipment.

The primary reason we slightly lagged our benchmark for the year was the performance of stocks in the Positive Banking Environment theme. After strengthening early in the year, these stocks faltered the second half, largely due to a negative interest rate environment. (Both the U.S. Federal Reserve Board and the Bank of England raised interest rates in response to upward pressure on inflation rates attributable to a stronger global economy.) One example of the impact of interest-rate concerns was the response to National Australia Bank. Even though the bank released results that were greeted positively by analysts, its stock price fell.

LOOKING AHEAD

The pace of global economic change continues to accelerate and all of the world's major economic regions are expanding. Europe is benefiting from the combined effects of a monetary policy biased towards stimulating growth, a competitive currency and general global recovery. The latest economic data in the UK also reveal a significant acceleration in growth. Surveys show that business confidence is increasing while unemployment is falling. Economic activity in the Pacific Region continues its strong rebound.

As global growth gathers pace, we have been paying close attention to developments in Japan. We are gradually beginning to be convinced that this year's economic recovery may be sustainable. But, while many Japanese companies are making very encouraging statements about restructuring, there is significant execution risk for investors who are looking to take advantage of these changes. There is a danger that Japanese companies may avoid making painful decisions simply because their stock prices have recovered from their lows. Having said that, we believe that there is real and substantial restructuring underway in Japan and we are attempting to identify companies that are in the forefront of this change.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index, with dividends reinvested. One cannot invest directly in an index.

Annual Report                September 30, 1999                     Berger Funds
                                                                              37
--------------------------------------------------------------------------------

                       BERGER/BIAM INTERNATIONAL FUND

--------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF BERGER/BIAM INTERNATIONAL FUND VS. MSCI EAFE INDEX AND COST OF LIVING INDEX

                                    [GRAPH]

Berger/BIAM International Fund           $32,984
MSCI EAFE Index                          $18,135
Cost of Living Index                     $13,368

BERGER/BIAM INTERNATIONAL FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
----------------------------------------------------------
1 Year                                    29.64%
----------------------------------------------------------
5 Year                                    11.74%
----------------------------------------------------------
10 Year                                   12.68%
----------------------------------------------------------

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on November 7, 1996, adjusted to reflect any increased expenses associated with operating the Fund. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected.

Berger Funds                 September 30, 1999                    Annual Report
38
--------------------------------------------------------------------------------

                       BERGER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
  Ticker Symbol                                          BEOOX
  Fund Number                                            44
--------------------------------------------------------------------------------
  PORTFOLIO MANAGER COMMENTARY          TINO R. SELLITTO
--------------------------------------------------------------------------------

PERFORMANCE

The Berger Growth and Income Fund (the "Fund") had a total return of 38.67%(1) for the year ended September 30, 1999. This was significantly higher than the 27.80% gain registered by the Standard & Poor's (S&P) 500 Index(2) for the same period.

YEAR IN REVIEW

It was a roller coaster year for large, high-quality growth companies. After two Federal Reserve Board interest rate cuts in the fourth calendar quarter 1998, the S&P 500 and the Nasdaq soared to new highs. Strong economic growth and moderate inflation in the first calendar quarter 1999 resulted in double-digit gains for the S&P 500 Index. However, fears of rising interest rates and potential inflation caused investors to move away from large growth stocks in the quarter ended June 30. The third calendar quarter of 1999 was highly volatile, resulting in negative returns for both our Fund and its benchmark index.

Nevertheless, the Fund was able to deliver an outstanding gain and significantly outperform the S&P 500 Index for the year. The key reason was our overweighting in the technology sector, which includes telecommunications, cable and computers. We continue to believe in the long-term prospects for technology. Technology is the largest sector in the Fund and, over the year, we increased the percentage of Fund net assets invested in this sector from 27.4% on September 30, 1998, to 44.3% on September 30, 1999. Strong performances were turned in from technology companies such as Intel, Microsoft, Nokia and Sun Microsystems.

In the quarter ended September 30, 1999, the Fund benefited particularly from strong performances by companies in other technology industries, especially telecommunication and communication services. These included Sprint PCS Group, EchoStar Communications and Clear Channel Communications, which now owns the largest number of radio stations in the U.S. as well as a number of outdoor advertising displays.

Early in the year, we identified signs of expansion in the energy sector, so we increased our weighting. We believe that there are very strong fundamentals in the energy sector. Oil prices have gone up because of a decrease in oil production and an increase in demand attributable to recovering world economies. We continue to like the growth potential in this sector. Among our best performers in this sector were Halliburton and ENSCO International.

Despite the healthcare sector's poor performance during the last year, our Fund had success in this sector primarily because of our biotechnology stocks. Late last year, we identified several strong companies. Amgen has been one of the most successful companies in the portfolio because of its strong drug pipeline. Another company we added was Genentech, a biotechnology company that also has a strong pipeline of new drugs, including Herceptin, used to treat metastatic breast cancer, and Rituxan, used to treat non-Hodgkin's lymphoma. American Home Products has been a strong performer for the first half of the year, but the stock was hit hard in the third quarter 1999 because of the litigation surrounding its Fen-Phen drug, which was used to fight obesity.

We have continued our underweighting in the Financial sector. This year the sector's performance has been hit hard because of the market's concerns about rising short-term interest rates. In addition, the poor performance in this sector in the third quarter 1999 was attributable to the market's global effects regarding Y2K. Those stocks most affected include First Tennessee National and Charles Schwab. Although we expect some volatility in this sector for the remainder of the year, we believe the long-term prospects of these individual companies are good, and we look for them to excel in 2000.

LOOKING AHEAD

We expect that two factors could create market volatility over the near term. The first factor is rising interest rates, which continue to nag the equity market. The second factor is the market's focus on year 2000 issues that we believe will cause investor concern the rest of the year. The result may be that investors crowd into large cap companies, which are perceived to be safer and more stable investments. For the long term, the robust U.S. economic growth and the continuing recovery of international economies should provide a solid backdrop for strong corporate earnings.

1. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Annual Report                September 30, 1999                     Berger Funds
                                                                              39
--------------------------------------------------------------------------------

                       BERGER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF BERGER GROWTH AND INCOME FUND VS. S&P 500 INDEX AND COST OF LIVING INDEX

                                    [GRAPH]

                Berger Growth and    S&P 500      Cost of
                Income Fund          Index        Living Index
   9/30/89               $10,000     $10,000      $10,000
   9/30/90                $8,482      $9,077      $10,616
   9/30/91               $13,467     $11,901      $10,976
   9/30/92               $14,538     $13,214      $11,304
   9/30/93               $18,388     $14,929      $11,608
   9/30/94               $18,922     $15,479      $11,952
   9/30/95               $21,580     $20,079      $12,256
   9/30/96               $23,882     $24,160      $12,624
   9/30/97               $32,135     $33,927      $12,896
   9/30/98               $31,621     $37,000      $13,088
   9/30/99               $43,849     $47,283      $13,368

BERGER GROWTH AND INCOME FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
--------------------------------------------------
1 Year                         38.67%
--------------------------------------------------
5 Year                         18.30%
--------------------------------------------------
10 Year                        15.93%
--------------------------------------------------

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares.


--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (81.87%)
AUTO MANUFACTURERS - FOREIGN (1.58%)
      96,000     Toyota Motor Corp. Sponsored ADR            $    5,988,000
---------------------------------------------------------------------------

BANKS - SOUTHEAST (1.06%)
     142,800     First Tennessee National Corp.                   4,016,250
---------------------------------------------------------------------------

BANKS - SUPER REGIONAL (1.49%)
      67,500     Northern Trust Corp.                             5,636,250
---------------------------------------------------------------------------

BANKS - WEST/SOUTHWEST (1.30%)
      89,300     Zions Bancorp.                                   4,922,662
---------------------------------------------------------------------------

CHEMICALS - BASIC (1.58%)
     139,800     Akzo Nobel N.V. ADR*                             5,976,450
---------------------------------------------------------------------------

COMPUTER - LOCAL NETWORKS (2.69%)
     148,800     Cisco Systems, Inc.*                            10,202,100
---------------------------------------------------------------------------

COMPUTER - MANUFACTURERS (2.09%)
      85,100     Sun Microsystems, Inc.*                          7,914,300
---------------------------------------------------------------------------

COMPUTER - MEMORY DEVICES (1.31%)
      69,500     Network Appliance, Inc.*                         4,977,937
---------------------------------------------------------------------------

COMPUTER - SERVICES (1.05%)
     174,300     IMS Health, Inc.                                 3,976,218
---------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (81.87%) - CONTINUED
COMPUTER SOFTWARE - DESKTOP (4.19%)
     175,600     Microsoft Corp.*                            $   15,902,787
---------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (1.82%)
     182,500     SAP A.G. ADR                                     6,889,375
---------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (3.42%)
      76,000     Applied Materials, Inc.*                         5,918,500
      51,800     STMicroelectronics N.V.                          3,833,200
      91,200     Teradyne, Inc.*                                  3,214,800
---------------------------------------------------------------------------
                                                                 12,966,500

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (5.34%)
     126,200     Intel Corp.                                      9,378,237
      73,200     Linear Technology Corp.                          4,302,787
      80,000     Texas Instruments, Inc.                          6,580,000
---------------------------------------------------------------------------
                                                                 20,261,024

FINANCE - INVESTMENT BANKERS (1.90%)
     138,000     Charles Schwab Corp.                             4,648,875
      41,900     The Goldman Sachs Group, Inc.                    2,555,900
---------------------------------------------------------------------------
                                                                  7,204,775

FINANCE - INVESTMENT MANAGEMENT (1.13%)
      47,900     Morgan Stanley Dean Witter & Co.                 4,272,081
---------------------------------------------------------------------------

HOUSEHOLD - AUDIO/VIDEO (1.05%)
      26,500     Sony Corp. ADR                                   3,976,656
---------------------------------------------------------------------------

Berger Funds                 September 30, 1999                    Annual Report
40
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (81.87%) - CONTINUED
INTERNET - ISP/CONTENT (0.98%)
      37,600     Homestore.Com, Inc.*                        $    1,567,450
      12,100     Yahoo!, Inc.*                                    2,171,950
---------------------------------------------------------------------------
                                                                  3,739,400

INTERNET - NETWORK SECURITY/SOLUTIONS (0.51%)
      10,500     Juniper Networks, Inc.*                          1,921,500
---------------------------------------------------------------------------

LEISURE - PRODUCTS (0.89%)
      74,400     The Seagram Company Ltd.                         3,385,200
---------------------------------------------------------------------------

LEISURE - SERVICES (1.70%)
     104,400     Cheap Tickets, Inc.*                             3,379,950
     101,000     SFX Entertainment, Inc.*                         3,080,500
---------------------------------------------------------------------------
                                                                  6,460,450

MEDIA - CABLE TV (2.21%)
     111,400     Comcast Corp.                                    4,442,075
      43,500     EchoStar Communications Corp.*                   3,950,343
---------------------------------------------------------------------------
                                                                  8,392,418

MEDIA - RADIO/TV (1.94%)
     250,800     Infinity Broadcasting Corp.*                     7,351,575
---------------------------------------------------------------------------

MEDICAL - BIOMED/GENETICS (4.84%)
      95,000     Amgen, Inc.*                                     7,742,500
      72,600     Genentech, Inc.*                                10,622,287
---------------------------------------------------------------------------
                                                                 18,364,787

MEDICAL - DRUG/DIVERSIFIED (1.09%)
      61,200     Bristol-Myers Squibb Co.                         4,131,000
---------------------------------------------------------------------------

MEDICAL - ETHICAL DRUGS (2.07%)
     105,300     American Home Products Corp.                     4,369,950
      54,200     Eli Lilly & Co.                                  3,468,800
---------------------------------------------------------------------------
                                                                  7,838,750

MEDICAL - PRODUCTS (1.70%)
     120,000     Guidant Corp.*                                   6,435,000
---------------------------------------------------------------------------

OIL & GAS - DRILLING (1.46%)
     307,700     ENSCO International, Inc.                        5,557,831
---------------------------------------------------------------------------

OIL & GAS - FIELD SERVICES (2.83%)
     130,400     Halliburton Co.                                  5,346,400
      86,460     Schlumberger Ltd.                                5,387,538
---------------------------------------------------------------------------
                                                                 10,733,938

OIL & GAS - INTERNATIONAL INTEGRATED (2.51%)
     126,200     Royal Dutch Petroleum Co.                        7,453,687
      32,900     Total Fina S.A. ADR                              2,087,093
---------------------------------------------------------------------------
                                                                  9,540,780

OIL & GAS - PRODUCTION/PIPELINE (3.55%)
     198,000     Enron Corp.                                      8,167,500
     141,700     The Williams Companies, Inc.                     5,304,893
---------------------------------------------------------------------------
                                                                 13,472,393

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES/PAR VALUE                                                      VALUE
---------------------------------------------------------------------------
COMMON STOCK (81.87%) - CONTINUED
OIL & GAS - U.S. EXPLORATION & PRODUCTION (2.63%)
     186,800     Burlington Resources Inc.                   $    6,864,900
     129,700     Evergreen Resources, Inc.*                       3,120,906
---------------------------------------------------------------------------
                                                                  9,985,806

RETAIL - APPAREL/SHOE (1.41%)
     137,340     Intimate Brands, Inc.                            5,347,676
---------------------------------------------------------------------------

RETAIL - MAJOR DISCOUNT CHAINS (3.23%)
      69,100     Costco Wholesale Corp.*                          4,975,200
     121,100     Dayton-Hudson Corp.                              7,273,568
---------------------------------------------------------------------------
                                                                 12,248,768

TELECOMMUNICATIONS - CELLULAR (1.00%)
      51,200     Sprint Corp. (PCS Group)*                        3,817,600
---------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (7.33%)
     125,809     Corning Inc.                                     8,625,779
     109,100     Lucent Technologies, Inc.                        7,077,862
     134,900     Nokia Corp.  ADR                                12,115,706
---------------------------------------------------------------------------
                                                                 27,819,347

TELECOMMUNICATIONS - SERVICES (1.28%)
      67,700     MCI WorldCom, Inc.*                              4,865,937
---------------------------------------------------------------------------

UTILITY - TELEPHONE (2.45%)
     132,400     ALLTEL Corp.                                     9,317,650
---------------------------------------------------------------------------

UTILITY - WATER SUPPLY (1.26%)
     278,400     Azurix Corp.*                                    4,785,000
---------------------------------------------------------------------------
Total Common Stock
(cost $257,441,225)                                             310,596,171
---------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (11.75%)
COMPUTER - MEMORY DEVICES (2.79%)
  $1,671,000     EMC Corp.
                 3.25%, 3/15/2002                                10,592,051
---------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (0.55%)
   1,980,000     VERITAS Software Corp.
                 1.86%, 8/13/2006                                 2,091,375
---------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (1.78%)
   3,933,000     Conexant Systems - 144A
                 4.25%, 5/1/2006                                  6,745,095
---------------------------------------------------------------------------

INTERNET - ISP/CONTENT (1.87%)
     868,000     America Online, Inc.
                 4.00%, 11/15/2002                                7,089,390
---------------------------------------------------------------------------

MEDIA - RADIO/TV (3.60%)
   9,708,000     Clear Channel Communications, Inc.
                 2.62%, 4/1/2003                                 13,639,740
---------------------------------------------------------------------------

Annual Report                September 30, 1999                     Berger Funds
                                                                              41
--------------------------------------------------------------------------------

                       BERGER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES/PAR VALUE                                                      VALUE
---------------------------------------------------------------------------
CORPORATE DEBT - CONVERTIBLE (11.75%) - CONTINUED
RETAIL/WHOLESALE - BUILDING PRODUCTS (1.16%)
  $1,488,000     The Home Depot, Inc.
                 3.25%, 10/1/2001                            $    4,413,780
---------------------------------------------------------------------------
Total Corporate Debt - Convertible
(cost $27,051,929)                                               44,571,431
---------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (6.51%)
MEDIA - CABLE TV (2.18%)
      81,100     Houston Industries, Inc. - ACES, 7.00%           8,272,200
---------------------------------------------------------------------------

TELECOMMUNICATIONS - CELLULAR (1.08%)
      43,270     Omnipoint Corp., 7.00%*                          4,094,423
---------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (1.07%)
      15,275     Qualcomm Financial Trust, 5.75%                  4,051,693
---------------------------------------------------------------------------

TELECOMMUNICATIONS - SERVICES (2.18%)
     163,400     Qwest Trends Trust - 144A, 5.75%                 8,251,700
---------------------------------------------------------------------------
Total Preferred Stock - Convertible
(cost $24,964,955)                                               24,670,016
---------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.03%)
    $118,000     State Street Repurchase Agreement,
                 4.85% dated September 30, 1999 to
                 be repurchased at $118,016 on
                 October 1, 1999, collateralized by
                 FNMA Agency Note, 5.60%
                 April 12, 2002 with a value
                 of $121,065                                        118,000
Total Repurchase Agreement
(cost $118,000)                                                     118,000
Total Investments (cost $309,576,109) (100.16%)                 379,955,618
Total Other Assets, Less Liabilities (-0.16%)                      (599,244)
Net Assets (100.00%)                                         $  379,356,374
---------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.

Berger Funds                 September 30, 1999                    Annual Report
42
--------------------------------------------------------------------------------

                            BERGER BALANCED FUND

--------------------------------------------------------------------------------
  Ticker Symbol                                          BEBAX
  Fund Number                                            213
--------------------------------------------------------------------------------
  PORTFOLIO MANAGER COMMENTARY          JOHN B. JARES
--------------------------------------------------------------------------------

PERFORMANCE

The Berger Balanced Fund (the "Fund") had a total return of 39.41%(1) for the year ended September 30, 1999. This significantly outpaced the 27.80% total return registered by the Standard & Poor's (S&P) 500 Index(2) over the same period. We believe this performance is attributable to our bottom-up style of investing (company-by-company stock selection) and to our dynamic asset allocation process, which holds Fund assets in income-producing fixed-income securities as we uncover stocks that offer growth potential.

YEAR IN REVIEW

It was a roller coaster year for the U.S. stock market. Unfounded fears of a recession in late 1998 caused stock prices to gyrate wildly. Two interest rate cuts by the Federal Reserve Board in the fourth quarter of 1998 helped fuel a powerful rally that carried stocks (as measured by the S&P 500 Index) to record highs by May 1999. Between then and September 30, however, the market was flat to down, largely in response to concerns about an increase in inflation and rising interest rates. Tight labor markets and a weak U.S. dollar added to investor anxiety. In response to a strong U.S. economy and recovering economies overseas, the Federal Reserve Board increased interest rates once during this period.

As of September 30, 1999, the Fund's net assets were allocated as follows: 58% equities, 33% fixed income and 9% cash equivalents, which was similar to the allocation we held over the year.

Investment-grade corporate bonds make up approximately one-half of the Fund's fixed-income holdings; the other half consists of U.S. Treasuries. The average maturity of our fixed-income investments is between three and four years. The shorter maturity and relatively low duration of the Fund's fixed-income investments has been a benefit to the Fund because they outperformed those of longer duration the past 12 months.

The equity portion of our portfolio performed well this past year, led by investments in technology and selected consumer-related issues. Some of the Fund's largest and best-performing holdings were semiconductor companies, including Texas Instruments, Xilinx and Altera. In addition, the Fund benefited from strong performances by semiconductor equipment manufacturers Lam Research, KLA-Tencor and Applied Materials.

Among the consumer-related stocks in our portfolio, Royal Caribbean Cruise Lines, Best Buy and Park Place Entertainment turned in strong performances for the year. Laggards early in the year were Elan and Saks Fifth Avenue. We sold our positions in both of these companies late in the first quarter 1999 when we saw the fundamental performance of their businesses begin to degrade.

Initial public offerings (IPO's) also made a positive contribution to the Fund's performance during the year, although it is unclear whether this market for IPO's will continue into next year. These companies included Genentech, a biopharmaceutical manufacturer, Juniper Networks, a telecommunications equipment company, and Ariba, a leader in business-to-business electronic commerce.

LOOKING AHEAD

As we approach the end of 1999 and the beginning of 2000, we remain cautiously optimistic about prospects for the U.S. stock markets. We are optimistic because we believe a strong U.S. economy and improving economic trends internationally bode well for corporate earnings over the near term. We are cautious, however, because we continue to see upward pressure on interest rates.

The wild card going forward, of course, is that the turn of the millennium could bring more volatility to the U.S. stock and bond markets. For this reason, the Fund will maintain its focus on short maturity assets on the fixed-income side of the portfolio. For the equity side, we will continue to seek fundamentally sound companies with excellent revenue and earnings growth prospects for the future.

1. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Annual Report                September 30, 1999                     Berger Funds
                                                                              43
--------------------------------------------------------------------------------

                            BERGER BALANCED FUND

PERFORMANCE OVERVIEW

COMPARISON OF CHANGE IN VALUE OF BERGER BALANCED FUND VS.
S&P 500 INDEX AND COST OF LIVING INDEX

                                    [GRAPH]

              Berger            S&P 500             Cost of
              Balanced Fund     Index               Living
                                                    Index
9/30/97                 $10,000             $10,000     $10,000
3/31/98                 $15,810             $11,722     $10,062
9/30/98                 $16,677             $10,906     $10,149
3/31/99                 $19,911             $13,885     $10,236
9/30/99                 $21,855             $13,937     $10,366

BERGER BALANCED FUND*
AVERAGE ANNUAL TOTAL RETURN

As of September 30, 1999
---------------------------------------
1 Year                   39.41%
---------------------------------------
Life of Fund             47.88%
---------------------------------------
(9/30/97)

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares.

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (57.28%)
BANKS - MONEY CENTER (0.80%)
      22,350     Citigroup Inc.                                $    983,400
---------------------------------------------------------------------------

BEVERAGES - SOFT DRINKS (2.03%)
      48,300     Pepsico, Inc.                                    1,461,075
      21,400     The Coca-Cola Co.                                1,028,537
---------------------------------------------------------------------------
                                                                  2,489,612

BUILDING PRODUCTS - WOOD (1.76%)
      18,200     Weyerhaeuser Co.                                 1,048,775
      25,800     Willamette Industries, Inc.                      1,112,625
---------------------------------------------------------------------------
                                                                  2,161,400

COMPUTER SOFTWARE - DESKTOP (1.65%)
      22,400     Microsoft Corp.*                                 2,028,600
---------------------------------------------------------------------------

COMPUTER SOFTWARE - ENTERPRISE (2.57%)
      78,000     J.D. Edwards & Co.*                              1,616,062
      33,700     Oracle Corp.*                                    1,533,350
---------------------------------------------------------------------------
                                                                  3,149,412

COSMETICS/PERSONAL CARE (1.31%)
      63,100     The Dial Corp.                                   1,609,050
---------------------------------------------------------------------------

ELECTRICAL - MILITARY SYSTEMS (1.31%)
      28,000     General Motors Corp. - Class H*                  1,603,000
---------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (57.28%) - CONTINUED
Electronic - Semiconductor Equipment (3.62%)
      17,800     Applied Materials, Inc.*                      $  1,386,175
      20,000     KLA-Tencor Corp.*                                1,300,000
      28,800     Lam Research Corp.*                              1,756,800
---------------------------------------------------------------------------
                                                                  4,442,975

ELECTRONIC - SEMICONDUCTOR MANUFACTURING (4.83%)
      40,500     Altera Corp.*                                    1,756,687
      34,800     Texas Instruments Inc.                           2,862,300
      20,000     Xilinx, Inc.*                                    1,310,634
---------------------------------------------------------------------------
                                                                  5,929,621

FINANCE - INVESTMENT MANAGEMENT (0.80%)
      11,000     Morgan Stanley Dean Witter & Co.                   981,062
---------------------------------------------------------------------------

INTERNET - E*COMMERCE (0.69%)
      35,000     Ticketmaster Online-CitySearch, Inc.*              846,562
---------------------------------------------------------------------------

INTERNET - ISP/CONTENT (2.02%)
      16,900     America Online, Inc.*                            1,757,600
      13,800     GoTo.com, Inc.*                                    719,325
---------------------------------------------------------------------------
                                                                  2,476,925

INTERNET - NETWORK SECURITY/SOLUTIONS (0.25%)
       1,700     Juniper Networks, Inc.*                            311,100
---------------------------------------------------------------------------

Berger Funds                 September 30, 1999                    Annual Report
44
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCK (57.28%) - CONTINUED
Internet - Software (0.74%)
       6,300     Ariba, Inc.*                                  $    910,350
---------------------------------------------------------------------------

LEISURE - GAMING (1.29%)
     126,700     Park Place Entertainment Corp.*                  1,583,750
---------------------------------------------------------------------------

LEISURE - PRODUCTS (1.31%)
      35,300     The Seagram Company Ltd.                         1,606,150
---------------------------------------------------------------------------

LEISURE - SERVICES (4.20%)
      88,400     Royal Caribbean Cruises Ltd.                     3,978,000
      45,700     The Walt Disney Co.                              1,182,487
---------------------------------------------------------------------------
                                                                  5,160,487

MEDIA - RADIO/TV (1.04%)
      16,000     Clear Channel Communications, Inc.*              1,278,000
---------------------------------------------------------------------------

MEDICAL - BIOMED/GENETICS (1.36%)
      11,400     Genentech, Inc.*                                 1,667,962
---------------------------------------------------------------------------

MEDICAL - DRUG/DIVERSIFIED (1.10%)
      20,000     Bristol-Myers Squibb Co.                         1,350,000
---------------------------------------------------------------------------

MEDICAL - MEDICAL/DENTAL SERVICES (1.27%)
      23,600     Bausch & Lomb Inc.                               1,556,125
---------------------------------------------------------------------------

OIL & GAS - FIELD SERVICES (0.86%)
      25,900     Halliburton Co.                                  1,061,900
---------------------------------------------------------------------------

OIL & GAS - INTERNATIONAL INTEGRATED (0.81%)
      35,900     Conoco Inc. - Class A*                             996,225
---------------------------------------------------------------------------

OIL & GAS - U.S. EXPLORATION & PRODUCTION (0.90%)
      30,000     Burlington Resources Inc.                        1,102,500
---------------------------------------------------------------------------

OIL & GAS - U.S. INTEGRATED (0.92%)
      38,700     USX-Marathon Corp.                               1,131,975
---------------------------------------------------------------------------

PAPER & PAPER PRODUCTS (0.97%)
      22,700     Kimberly-Clark Corp.                             1,191,750
---------------------------------------------------------------------------

RETAIL - APPAREL/SHOE (1.28%)
      58,300     Nordstrom, Inc.                                  1,574,100
---------------------------------------------------------------------------

RETAIL - CONSUMER ELECTRONICS (1.34%)
      26,500     Best Buy Co., Inc.*                              1,644,656
---------------------------------------------------------------------------

RETAIL - DRUG STORES (2.25%)
      25,400     CVS Corp.                                        1,036,637
      67,800     Walgreen Co.                                     1,720,425
---------------------------------------------------------------------------
                                                                  2,757,062

RETAIL - SUPER/MINI-MARKETS (2.70%)
      45,700     Safeway, Inc.*                                   1,739,456
      71,500     The Kroger Co.*                                  1,577,468
---------------------------------------------------------------------------
                                                                  3,316,924

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES/PAR VALUE                                                      VALUE
---------------------------------------------------------------------------
COMMON STOCK (57.28%) - CONTINUED
SOAP & CLEANING PREPARATIONS (1.57%)
      20,500     Procter & Gamble Co.                         $   1,921,875
---------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT (4.56%)
      25,790     Lucent Technologies, Inc.                        1,673,126
      30,600     Motorola, Inc.                                   2,692,800
       6,500     QUALCOMM Inc.*                                   1,229,718
---------------------------------------------------------------------------
                                                                  5,595,644

TELECOMMUNICATIONS - SERVICES (1.90%)
      20,000     AT&T Corp.                                         870,000
      20,300     MCI WorldCom, Inc.*                              1,459,062
---------------------------------------------------------------------------
                                                                  2,329,062

TEXTILE - APPAREL MANUFACTURING (1.27%)
      54,400     Jones Apparel Group, Inc.*                       1,564,000
---------------------------------------------------------------------------

Total Common Stock
(cost $63,246,595)                                               70,313,216
---------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (2.68%)
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (1.30%)
  $1,400,000     Lam Research Corp. Reg. -
                 5.00%, 9/1/2002                                  1,396,500
     200,000     Lam Research Corp. 144A -
                 5.00%, 9/1/2002                                    199,500
---------------------------------------------------------------------------
                                                                  1,596,000

RETAIL - APPAREL/SHOE (1.38%)
   3,000,000     Ann Taylor Stores, Inc. 144A -
                 0.55%, 6/18/2019                                 1,695,000
Total Corporate Debt - Convertible
(cost $3,083,771)                                                 3,291,000
---------------------------------------------------------------------------

CORPORATE DEBT - NON-CONVERTIBLE (18.10%)
AEROSPACE/DEFENSE (1.60%)
   2,000,000     Boeing Capital Corp. -
                 6.21%, 8/15/2003                                 1,967,660
---------------------------------------------------------------------------

BANKS - FOREIGN (1.30%)
   1,600,000     Barclays Bank PLC -
                 5.95%, 7/15/2001                                 1,593,312
---------------------------------------------------------------------------

COMPUTER - MANUFACTURERS (1.57%)
   2,000,000     IBM Corp. -
                 5.63%, 4/12/2004                                 1,930,918
---------------------------------------------------------------------------

ELECTRICAL - EQUIPMENT (1.62%)
   2,000,000     General Electric Capital Corp. -
                 5.89%, 5/11/2001                                 1,992,040
---------------------------------------------------------------------------

FINANCE - CONSUMER/COMMERCIAL LOANS (3.21%)
   2,000,000     Ford Motor Credit Co. -
                 6.13%, 4/28/2003                                 1,960,080
   1,000,000     General Motors Acceptance Corp. -
                 5.80%, 8/7/2000                                    999,500
   1,000,000     General Motors Acceptance Corp. -
                 5.60%, 4/30/2002                                   978,780
---------------------------------------------------------------------------
                                                                  3,938,360

Annual Report                September 30, 1999                     Berger Funds
                                                                              45
--------------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
SHARES/PAR VALUE                                                      VALUE
---------------------------------------------------------------------------
CORPORATE DEBT - NON-CONVERTIBLE (18.10%) - CONTINUED
FINANCE - INVESTMENT BANKERS (2.46%)
  $1,045,000     Bear Stearns Co. Inc. -
                 6.50%, 8/1/2002                              $   1,036,305
     500,000     Merrill Lynch & Co. -
                 6.47%, 3/1/2000                                    501,690
   1,000,000     Merrill Lynch & Co. -
                 5.71%, 1/15/2002                                   985,520
     500,000     Merrill Lynch & Co. -
                 6.02%, 5/11/2001                                   498,370
---------------------------------------------------------------------------
                                                                  3,021,885

FINANCE - INVESTMENT MANAGEMENT (1.69%)
   2,000,000     Morgan Stanley Dean Witter & Co. -
                 8.10%, 6/24/2002                                 2,072,660
---------------------------------------------------------------------------

INSURANCE - DIVERSIFIED (1.02%)
   1,275,000     Transamerica Financial Corp. -
                 6.12%, 11/1/2001                                 1,255,518
---------------------------------------------------------------------------

MEDICAL - DRUG/DIVERSIFIED (1.60%)
   2,000,000     Warner-Lambert Co. -
                 5.75%, 1/15/2003                                 1,964,940
---------------------------------------------------------------------------

RETAIL - DEPARTMENT STORES (1.62%)
   1,500,000     Sears Roebuck & Co. -
                 6.90%, 8/1/2003                                  1,491,124
     495,000     Sears Roebuck & Co. Acceptance
                 Corp. - 6.69%, 4/30/2001                           494,076
---------------------------------------------------------------------------
                                                                  1,985,200

RETAIL - SUPER/MINI-MARKETS (0.41%)
     500,000     Albertson's Inc. -
                 6.55%, 8/1/2004                                    498,265
Total Corporate Debt - Non-Convertible
(cost $22,678,412)                                               22,220,758
---------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.58%)
TRANSPORTATION - RAIL (0.17%)
       4,500     Union Pacific Capital Trust, 6.25%                 208,125
---------------------------------------------------------------------------

UTILITY - ELECTRIC POWER (0.41%)
      10,200     Texas Utilities Co. Pfd., 9.25%                    503,132
Total Preferred Stock - Convertible
(cost $713,062)                                                     711,257
---------------------------------------------------------------------------

                                                         September 30, 1999
---------------------------------------------------------------------------
PAR VALUE                                                             VALUE
---------------------------------------------------------------------------
U.S. TREASURY NOTES (11.40%)
  $6,000,000     U.S. Treasury Note -
                 5.88%, 6/30/2000                             $   6,024,378
   4,000,000     U.S. Treasury Note -
                 5.63%, 12/31/1999                                4,006,240
   4,000,000     U.S. Treasury Note -
                 4.50%, 9/30/2000                                 3,963,720
Total U.S. Treasury Notes
(cost $14,105,115)                                               13,994,338
---------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.29%)
  $6,500,000     FNMA Discount Note -
                 5.18%, 10/1/1999                                 6,500,000
Total U.S. Government Agency Obligations
(cost $6,500,000)                                                 6,500,000
---------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.17%)
  $5,116,000     State Street Repurchase Agreement,
                 4.85% dated September 30, 1999
                 to be repurchased at $5,116,689
                 on October 1, 1999, collateralized
                 by FNMA Agency Note, 5.30% -
                 January 8, 2001 with a value
                 of $5,218,439                                    5,116,000
Total Repurchase Agreement
(cost $5,116,000)                                                 5,116,000
Total Investments (cost $115,442,955) (99.50%)                  122,146,569
Total Other Assets, Less Liabilities (0.50%)                        619,561
Net Assets (100.00%)                                         $  122,766,130
---------------------------------------------------------------------------

* Non-income producing security.
PLC - Public Limited Company.
144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.BERGER

Berger Funds                    September 30, 1999                 Annual Report
46
--------------------------------------------------------------------------------

                               FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Berger           Berger
                                                                            Information   New Generation           Berger
September 30, 1999                                                      Technology Fund             Fund      Select Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                        $16,910,179     $255,611,647    $  92,815,952
Investments, at value                                                       $24,682,930     $328,195,972     $101,047,419
Cash                                                                                560              820              607
Receivables
  Investment securities sold                                                    218,618        6,291,602          482,483
  Fund shares sold                                                               21,059        4,613,896           50,943
  Dividends                                                                       1,698           13,710           19,304
  Interest                                                                           93              529               45
Deferred organization costs                                                       9,323               --               --
Due from Advisor                                                                 16,753               --               --
Other assets                                                                     18,245               --               --
-------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                          24,969,279      339,116,529      101,600,801

LIABILITIES
Payables
  Investment securities purchased                                                25,000        7,298,368               --
  Fund shares redeemed                                                               --          112,685          115,425
  Loan payable to Banks                                                              --               --               --
  Interest                                                                           --            3,237               --
Accrued investment advisory fees                                                 17,639          234,191           63,906
Accrued custodian and accounting fees                                             2,238            7,506            8,817
Accrued transfer agent fees                                                       1,000           25,872           18,120
Accrued 12b-1 fees                                                                  888           65,022           21,302
Accrued audit fees                                                               15,300           19,300           17,300
Accrued administrative services fees                                                196            2,602              852
Accrued shareholder reporting fees                                                  872           63,086            3,420
Other accrued expenses                                                            1,378               --               --
-------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                         64,511        7,831,869          249,142

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                 $24,904,768     $331,284,660     $101,351,659
-------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                     $17,002,711     $191,304,825      $68,740,893
Undistributed net investment income/(Accumulated net investment loss)                --          (17,460)         113,316
Undistributed net realized gain on securities                                   129,306       67,412,970       24,265,983
Net unrealized appreciation of securities                                     7,772,751       72,584,325        8,231,467
-------------------------------------------------------------------------------------------------------------------------
                                                                            $24,904,768     $331,284,660     $101,351,659
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                              433,356       12,853,716        5,286,481
Shares Authorized (par value $0.01)                                           Unlimited        Unlimited        Unlimited
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                            N/A              N/A           $19.17
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Investor Shares                                                            $4,810,803     $330,938,018              N/A
  Institutional Shares                                                      $20,093,965     $    346,642              N/A
-------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
  Investor Shares                                                                83,722       12,840,273              N/A
  Institutional Shares                                                          349,634           13,443              N/A
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
  Investor Shares                                                           $     57.46     $      25.77              N/A
  Institutional Shares                                                      $     57.47     $      25.79              N/A
-------------------------------------------------------------------------------------------------------------------------


Annual Report              September 30, 1999                       Berger Funds
                                                                              47
--------------------------------------------------------------------------------

                               FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Berger           Berger           Berger
                                                                          Small Company        Small Cap          Mid Cap
September 30, 1999                                                          Growth Fund       Value Fund      Growth Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                       $499,466,069     $761,794,939      $21,812,875
Investments, at value                                                      $646,177,513     $781,801,840      $25,538,653
Cash                                                                             23,642          395,360          256,187
Receivables
  Investment securities sold                                                 63,166,282               --          964,525
  Fund shares sold                                                            2,198,898       25,043,570          291,810
  Dividends                                                                       5,008          750,158            4,175
  Interest                                                                        1,712            1,456               43
Deferred organization costs                                                          --               --               --
Due from Advisor                                                                     --               --               --
Other assets                                                                         --               --               --
-------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                         711,573,055      807,992,384       27,055,393

LIABILITIES
Payables
  Investment securities purchased                                            34,048,688       18,660,650        1,404,467
  Fund shares redeemed                                                          674,852          233,185           58,316
  Loan payable to Banks                                                              --               --               --
  Interest                                                                           --               --               --
Accrued investment advisory fees                                                499,533          538,559           14,744
Accrued custodian and accounting fees                                            26,549           12,797            4,593
Accrued transfer agent fees                                                     248,227           28,961            2,010
Accrued 12b-1 fees                                                              138,760           72,960            4,914
Accrued audit fees                                                               23,300           23,300           14,800
Accrued administrative services fees                                              5,551            5,984              196
Accrued shareholder reporting fees                                              270,605            6,284            1,241
Other accrued expenses                                                               --               --               --
-------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                     35,936,065       19,582,680        1,505,281

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                $675,636,990     $788,409,704      $25,550,112
-------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                    $350,456,267     $751,363,344      $19,449,816
Undistributed net investment income/(Accumulated net investment loss)           (84,091)       6,759,547             (405)
Undistributed net realized gain on securities                               178,553,370       10,279,912        2,374,923
Net unrealized appreciation of securities                                   146,711,444       20,006,901        3,725,778
-------------------------------------------------------------------------------------------------------------------------
                                                                           $675,636,990     $788,409,704      $25,550,112
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                          139,003,930       37,596,904        1,170,966
Shares Authorized (par value $0.01)                                           Unlimited        Unlimited        Unlimited
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                            N/A              N/A       $    21.82
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Investor Shares                                                          $675,636,990     $374,063,381              N/A
  Institutional Shares                                                              --(1)   $414,346,323              N/A
-------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
  Investor Shares                                                           139,003,930       17,863,752              N/A
  Institutional Shares                                                              --(1)     19,733,152              N/A
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
  Investor Shares                                                          $       4.86     $      20.94              N/A
  Institutional Shares                                                              --(1)   $      21.00              N/A
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
                                                                            Berger                        Berger        Berger
                                                                           Mid Cap         Berger     Growth and      Balanced
September 30, 1999                                                      Value Fund       100 Fund    Income Fund          Fund
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                   $20,398,246  $1,220,723,060  $309,576,109  $115,442,955
Investments, at value                                                  $22,508,344  $1,340,309,227  $379,955,618  $122,146,569
Cash                                                                             7            872        567,292           646
Receivables
  Investment securities sold                                               658,941      5,766,931      2,033,194            --
  Fund shares sold                                                           3,203        377,698        123,637       463,184
  Dividends                                                                 38,403        296,040        237,094        37,007
  Interest                                                                     166            287        236,583       529,757
Deferred organization costs                                                     --             --             --            --
Due from Advisor                                                                --             --             --            --
Other assets                                                                    --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                     23,209,064  1,346,751,055    383,153,418   123,177,163

LIABILITIES
Payables
  Investment securities purchased                                          236,730      9,481,716        567,017            --
  Fund shares redeemed                                                      12,418      1,014,904        185,421       271,216
  Loan payable to Banks                                                         --             --      2,400,000            --
  Interest                                                                      --             --          3,896            --
Accrued investment advisory fees                                            14,513        854,028        244,611        71,166
Accrued custodian and accounting fees                                        4,272         69,687         17,041         7,566
Accrued transfer agent fees                                                  3,245        719,473        164,269        13,666
Accrued 12b-1 fees                                                           4,838        284,677         81,537        25,417
Accrued audit fees                                                          14,800         32,333         21,300        17,300
Accrued administrative services fees                                           194         11,387          3,262         1,016
Accrued shareholder reporting fees                                              47        489,155        108,690         3,686
Other accrued expenses                                                          --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                   291,057     12,957,360      3,797,044       411,033

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                            $22,918,007 $1,333,793,695   $379,356,374  $122,766,130
------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                $18,639,713   $925,186,353   $254,574,484  $103,555,136
Undistributed net investment income/(Accumulated net investment loss)       69,584       (241,972)       (64,432)       66,148
Undistributed net realized gain on securities                            2,098,612    289,263,151     54,466,813    12,441,232
Net unrealized appreciation of securities                                2,110,098    119,586,163     70,379,509     6,703,614
------------------------------------------------------------------------------------------------------------------------------
                                                                       $22,918,007  $1,333,793,695  $379,356,374  $122,766,130
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                       1,883,160     85,745,594     24,761,907     7,388,278
Shares Authorized (par value $0.01)                                      Unlimited    200,000,000    100,000,000     Unlimited
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE               $     12.17  $       15.56   $      15.32  $      16.62
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Investor Shares                                                              N/A            N/A            N/A           N/A
  Institutional Shares                                                         N/A            N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
  Investor Shares                                                              N/A            N/A            N/A           N/A
  Institutional Shares                                                         N/A            N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
  Investor Shares                                                              N/A            N/A            N/A           N/A
  Institutional Shares                                                         N/A            N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------

1. See Note 7 of notes to financial statements for information regarding Berger Small Company Growth Fund - Institutional Shares.

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
48
--------------------------------------------------------------------------------

                               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                    Berger              Berger           Berger
                                                                               Information         Information   New Generation
For the Year or Period Ended September 30, 1999 (except as indicated)   Technology Fund(1)  Technology Fund(2)             Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                                     $   11,950          $    5,238     $    108,674
  Interest                                                                          14,786              16,768          362,951
       Total Income                                                                 26,736              22,006          471,625
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Investment advisory fees                                                          97,037              68,002        1,714,100
  Administrative services fees                                                      10,984              29,917           19,045
  Accounting fees                                                                   13,169              17,192           22,451
  Custodian fees                                                                     3,835               8,338           38,665
  Transfer agent fees                                                               11,365              19,823          391,547
  Registration fees                                                                 22,151              12,239           33,984
  12b-1 fees (Investor Shares or single-class funds only)                            1,889                  --          476,106
  Audit fees                                                                        21,464              16,639           22,050
  Legal fees                                                                        12,735               2,770           14,643
  Directors'/Trustees' fees and expenses                                             1,349               5,061           18,268
  Shareholder reporting fees                                                         4,445               1,987          170,131
  Amortization of deferred organization costs                                        2,170               3,691               --
  Interest expense                                                                      --                  --           15,380
  Other expenses                                                                     2,826               6,482            6,779
     Gross Expenses                                                                205,419             192,141        2,943,149
     Less fees waived and/or reimbursed by Advisor                                 (46,666)            (84,244)              --
     Less fees paid indirectly                                                          --                  --           (4,500)
     Less earnings credits                                                            (889)                 --           (9,671)
     Net Expenses                                                                  157,864             107,897        2,928,978
     Net Investment Income (Loss)                                                 (131,128)            (85,891)      (2,457,353)
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on securities                                                    388,198             123,091       70,131,198
Net realized gain on futures contracts                                                  --                  --               --
Net realized gain on distributions from investment companies                            --                  --               --
Net change in unrealized appreciation on securities                              4,446,738           2,901,441       62,553,374
Net Realized and Unrealized Gain on Investments                                  4,834,936           3,024,532      132,684,572
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $4,703,808          $2,938,641     $130,227,219
------------------------------------------------------------------------------------------------------------------------------------


Annual Report              September 30, 1999                       Berger Funds
                                                                              49
--------------------------------------------------------------------------------

                               FINANCIAL STATEMENTS

                                                                                              Berger        Berger         Berger
                                                                             Berger    Small Company     Small Cap        Mid Cap
For the Year or Period Ended September 30, 1999 (except as indicated)   Select Fund      Growth Fund    Value Fund    Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                             $   312,695     $    220,352   $ 9,304,128     $   19,665
  Interest                                                                1,178,183        2,180,141     2,775,157         66,048
       Total Income                                                       1,490,878        2,400,493    12,079,285         85,713
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Investment advisory fees                                                  739,996        5,582,231     3,996,245         88,212
  Administrative services fees                                                9,867           62,025        44,402          1,176
  Accounting fees                                                            13,465           66,723        57,202         13,041
  Custodian fees                                                             24,644           66,606        52,268         14,074
  Transfer agent fees                                                       121,159        1,657,065       254,891         19,730
  Registration fees                                                          21,866           49,705        88,251         13,404
  12b-1 fees (Investor Shares or single-class funds only)                   246,664        1,550,620       544,873         29,404
  Audit fees                                                                 20,050           26,050        35,950         17,550
  Legal fees                                                                  6,610           44,308        22,189          1,188
  Directors'/Trustees' fees and expenses                                     10,045           63,144        44,515          1,099
  Shareholder reporting fees                                                 56,177          710,622       124,239          9,662
  Amortization of deferred organization costs                                    --               --            --             --
  Interest expense                                                            3,036           10,589            --             --
  Other expenses                                                              2,359           58,451        24,426            492
     Gross Expenses                                                       1,275,938        9,948,139     5,289,451        209,032
     Less fees waived and/or reimbursed by Advisor                               --               --            --             --
     Less fees paid indirectly                                              (45,973)          (4,500)           --             --
     Less earnings credits                                                   (6,845)         (29,915)      (13,626)        (1,507)
     Net Expenses                                                         1,223,120        9,913,724     5,275,825        207,525
     Net Investment Income (Loss)                                           267,758       (7,513,231)    6,803,460       (121,812)
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on securities                                          26,109,272      189,375,085    11,471,038      2,534,503
Net realized gain on futures contracts                                      613,845               --            --             --
Net realized gain on distributions from investment companies                     --               --       557,430             --
Net change in unrealized appreciation on securities                       8,283,724      119,733,366    42,568,780      4,040,333
Net Realized and Unrealized Gain on Investments                          35,006,841      309,108,451    54,597,248      6,574,836
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $35,274,599     $301,595,220   $61,400,708     $6,453,024
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Berger                       Berger        Berger
                                                                           Mid Cap        Berger     Growth and      Balanced
For the Year or Period Ended September 30, 1999 (except as indicated)   Value Fund      100 Fund    Income Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                             $  416,655  $  7,493,797   $  3,003,562   $   374,041
  Interest                                                                  89,146     6,233,304      1,118,018     2,147,393
       Total Income                                                        505,801    13,727,101      4,121,580     2,521,434
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Investment advisory fees                                                 176,253    10,834,906      2,740,208       616,424
  Administrative services fees                                               2,351       144,465         36,537         8,806
  Accounting fees                                                            9,025       151,938         42,367        15,557
  Custodian fees                                                            25,667       140,678         39,147        26,157
  Transfer agent fees                                                       54,158     3,073,882        732,249        94,034
  Registration fees                                                         14,522            --         23,070        17,175
  12b-1 fees (Investor Shares or single-class funds only)                   58,751     3,611,635        913,403       220,152
  Audit fees                                                                17,550        36,083         24,050        20,050
  Legal fees                                                                 3,319        77,184         20,717         6,754
  Directors'/Trustees' fees and expenses                                     2,392       147,422         37,175         8,770
  Shareholder reporting fees                                                16,107     1,347,250        323,625        46,236
  Amortization of deferred organization costs                                   --            --             --            --
  Interest expense                                                              --            --          3,896         4,184
  Other expenses                                                               872        80,809         29,821         4,377
     Gross Expenses                                                        380,967    19,646,252      4,966,265     1,088,676
     Less fees waived and/or reimbursed by Advisor                              --            --             --            --
     Less fees paid indirectly                                                  --      (298,539)       (24,178)         (864)
     Less earnings credits                                                  (1,325)      (67,287)       (22,771)       (3,409)
     Net Expenses                                                          379,642    19,280,426      4,919,316     1,084,403
     Net Investment Income (Loss)                                          126,159    (5,553,325)      (797,736)    1,437,031
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on securities                                          2,470,373   296,796,365     65,478,686    12,467,719
Net realized gain on futures contracts                                     116,325     4,015,058             --        75,053
Net realized gain on distributions from investment companies                62,909            --             --           --
Net change in unrealized appreciation on securities                      3,004,508   181,661,229     46,438,095     6,836,202
Net Realized and Unrealized Gain on Investments                          5,654,115   482,472,652    111,916,781    19,378,974
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $5,780,274  $476,919,327   $111,119,045   $20,816,005
------------------------------------------------------------------------------------------------------------------------------------

1.  For the period March 1, 1999 to September 30, 1999.
2.  For the year ended February 28, 1999.
See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
50
--------------------------------------------------------------------------------

                               FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       Berger Information Technology Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year ended
Year or Period Ended September 30 (except as indicated)                              1999(1)   February 28, 1999       1998(2)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                    $   (131,128)       $    (85,891)  $    (8,898)
Net realized gain (loss) on securities                                               388,198             123,091       (23,156)
Net realized gain on futures contracts                                                    --                  --            --
Net realized gain on distributions from investment companies                              --                  --            --
Net change in unrealized appreciation (depreciation) on securities                 4,446,738           2,901,441       424,572
Net Increase (Decrease) in Net Assets Resulting from Operations                    4,703,808           2,938,641       392,518
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
  Investor Shares and single-class Funds only                                             --                  --            --
  Institutional Shares                                                                    --                  --            --
Distributions in excess of net investment income:
  Investor Shares and single-class Funds only                                             --                  --            --
Distributions from net realized gains on investments:
  Investor Shares and single-class Funds only                                             --                  --            --
  Institutional Shares                                                              (240,971)                 --            --
Net Decrease in Net Assets from Dividends and Distributions to Shareholders         (240,971)                 --            --
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                          9,473,739           8,406,475     2,313,271
Net asset value of shares issued in reinvestment of dividends and distributions      240,876                  --            --
Payments for shares redeemed                                                      (1,718,686)         (1,572,857)      (32,046)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions         7,995,929           6,833,618     2,281,225
Net Increase (Decrease) in Net Assets                                             12,458,766           9,772,259     2,673,743
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                               12,446,002           2,673,743            --
End of period                                                                    $24,904,768         $12,446,002    $2,673,743
Undistributed net investment income/(Accumulated net investment loss)                     --                  --            --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                          182,321             233,427        89,946
Shares issued to shareholders in reinvestment of dividends and distributions           4,504                  --            --
Shares redeemed                                                                      (34,016)            (41,565)       (1,261)
Net Increase (Decrease) in Shares                                                    152,809             191,862        88,685
Shares outstanding, beginning of period                                              280,547              88,685            --
Shares outstanding, end of period                                                    433,356             280,547        88,685
------------------------------------------------------------------------------------------------------------------------------------


Annual Report              September 30, 1999                       Berger Funds
                                                                              51
--------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Berger
                                                                                         New Generation                Berger
                                                                                              Fund                  Select Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30 (except as indicated)                                   1999             1998             1999
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                     $  (2,457,353)   $  (1,873,013)   $     267,758
Net realized gain (loss) on securities                                              70,131,198       12,260,073       26,109,272
Net realized gain on futures contracts                                                      --               --          613,845
Net realized gain on distributions from investment companies                                --               --               --
Net change in unrealized appreciation (depreciation) on securities                  62,553,374      (34,407,514)       8,283,724
Net Increase (Decrease) in Net Assets Resulting from Operations                    130,227,219      (24,020,454)      35,274,599
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
  Investor Shares and single-class Funds only                                               --               --         (267,759)
  Institutional Shares                                                                      --               --               --
Distributions in excess of net investment income:
  Investor Shares and single-class Funds only                                               --               --         (102,138)
Distributions from net realized gains on investments:
  Investor Shares and single-class Funds only                                       (4,495,277)              --       (4,692,942)
  Institutional Shares                                                                      --               --               --
Net Decrease in Net Assets from Dividends and Distributions to Shareholders         (4,495,277)              --       (5,062,839)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                          266,445,474      136,968,651      135,890,110
Net asset value of shares issued in reinvestment of dividends and distributions      4,318,823               --        4,474,373
Payments for shares redeemed                                                      (178,904,170)    (189,419,648)    (110,795,590)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions          91,860,127      (52,450,997)      29,568,893
Net Increase (Decrease) in Net Assets                                              217,592,069      (76,471,451)      59,780,653
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                113,692,591      190,164,042       41,571,006
End of period                                                                    $ 331,284,660    $ 113,692,591    $ 101,351,659
Undistributed net investment income/(Accumulated net investment loss)                 $(17,460)        $(12,177)        $113,316
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         12,508,663        9,617,032        8,477,635
Shares issued to shareholders in reinvestment of dividends and distributions           305,888               --          290,230
Shares redeemed                                                                     (8,938,999)     (13,557,048)      (6,617,655)
Net Increase (Decrease) in Shares                                                    3,875,552       (3,940,016)       2,150,210
Shares outstanding, beginning of period                                              8,978,164       12,918,180        3,136,271
Shares outstanding, end of period                                                   12,853,716        8,978,164        5,286,481
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Berger
                                                                                     Berger              Small Company
                                                                                  Select Fund             Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30 (except as indicated)                                1998(3)            1999             1998
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                      $    215,455   $  (7,513,231)   $  (7,848,181)
Net realized gain (loss) on securities                                               2,235,808     189,375,085      121,247,337
Net realized gain on futures contracts                                                      --              --               --
Net realized gain on distributions from investment companies                                --              --               --
Net change in unrealized appreciation (depreciation) on securities                     (52,257)    119,733,366     (310,416,907)
Net Increase (Decrease) in Net Assets Resulting from Operations                      2,399,006     301,595,220     (197,017,751)
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
  Investor Shares and single-class Funds only                                               --              --               --
  Institutional Shares                                                                      --              --               --
Distributions in excess of net investment income:
  Investor Shares and single-class Funds only                                               --              --               --
Distributions from net realized gains on investments:
  Investor Shares and single-class Funds only                                               --    (105,864,218)     (77,784,883)
  Institutional Shares                                                                      --              --               --
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                 --    (105,864,218)     (77,784,883)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                           70,190,167     237,959,062      215,916,354
Net asset value of shares issued in reinvestment of dividends and distributions             --     102,148,841       75,634,304
Payments for shares redeemed                                                       (31,018,167)   (421,943,412)    (357,691,265)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions          39,172,000     (81,835,509)     (66,140,607)
Net Increase (Decrease) in Net Assets                                               41,571,006     113,895,493     (340,943,241)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                         --     561,741,497      902,684,738
End of period                                                                     $ 41,571,006   $ 675,636,990    $ 561,741,497
Undistributed net investment income/(Accumulated net investment loss)                 $215,455        $(84,091)        $(65,655)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                          5,378,776      59,395,752       45,416,641
Shares issued to shareholders in reinvestment of dividends and distributions                --      30,583,466       17,507,928
Shares redeemed                                                                     (2,242,505)   (106,782,836)     (76,360,381)
Net Increase (Decrease) in Shares                                                    3,136,271     (16,803,618)     (13,435,812)
Shares outstanding, beginning of period                                                     --     155,807,548      169,243,360
Shares outstanding, end of period                                                    3,136,271     139,003,930      155,807,548
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Berger
                                                                                             Small Cap
                                                                                             Value Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30 (except as indicated)                                     1999             1998
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                       $   6,803,460    $   1,763,834
Net realized gain (loss) on securities                                                11,471,038        8,773,953
Net realized gain on futures contracts                                                        --              --
Net realized gain on distributions from investment companies                             557,430        1,525,046
Net change in unrealized appreciation (depreciation) on securities                    42,568,780      (38,226,428)
Net Increase (Decrease) in Net Assets Resulting from Operations                       61,400,708      (26,163,595)
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
  Investor Shares and single-class Funds only                                           (554,980)        (589,238)
  Institutional Shares                                                                (1,033,592)        (706,938)
Distributions in excess of net investment income:
  Investor Shares and single-class Funds only                                                 --               --
Distributions from net realized gains on investments:
  Investor Shares and single-class Funds only                                         (6,307,111)      (7,188,217)
  Institutional Shares                                                                (4,874,484)      (6,438,165)
Net Decrease in Net Assets from Dividends and Distributions to Shareholders          (12,770,167)     (14,922,558)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                            740,240,947      202,677,074
Net asset value of shares issued in reinvestment of dividends and distributions        9,947,049       12,934,335
Payments for shares redeemed                                                        (211,660,639)     (86,934,213)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions           538,527,357      128,677,196
Net Increase (Decrease) in Net Assets                                                587,157,898       87,591,043
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                  201,251,806      113,660,763
End of period                                                                      $ 788,409,704     $201,251,806
Undistributed net investment income/(Accumulated net investment loss)                 $6,759,547       $3,106,054
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                           36,191,725        9,984,182
Shares issued to shareholders in reinvestment of dividends and distributions             532,011          648,894
Shares redeemed                                                                      (10,560,918)      (4,295,128)
Net Increase (Decrease) in Shares                                                     26,162,818        6,337,948
Shares outstanding, beginning of period                                               11,434,086        5,096,138
Shares outstanding, end of period                                                     37,596,904       11,434,086
------------------------------------------------------------------------------------------------------------------------------------

1.  For the period March 1, 1999 to September 30, 1999.
2. For the period April 8, 1997 (commencement of investment operations) to February 28, 1998.
3. For the period December 31, 1997 (commencement of investment operations) to September 30, 1998.

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
52
--------------------------------------------------------------------------------

                               FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Berger                    Berger
                                                                                          Mid Cap                   Mid Cap
                                                                                        Growth Fund               Value Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30,                                                     1999      1998(1)          1999      1998(2)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                    $  (121,812) $   (22,353) $    126,159  $    62,607
Net realized gain (loss) on securities                                            2,534,503       71,188     2,470,373     (122,356)
Net realized gain (loss) on futures contracts                                            --           --       116,325     (431,756)
Net realized gain on distributions from investment companies                             --           --        62,909           --
Net change in unrealized appreciation (depreciation) on securities                4,040,333     (314,555)    3,004,508     (894,410)
Net Increase (Decrease) in Net Assets Resulting from Operations                   6,453,024     (265,720)    5,780,274   (1,385,915)
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income                                                 --           --      (116,337)          --
Distributions in excess of net investment income                                         --           --            --           --
Distributions from net realized gains on investments                                (87,008)          --            --           --
Net Decrease in Net Assets from Dividends and Distributions to Shareholders         (87,008)          --      (116,337)          --
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                        23,393,763    8,005,977     9,641,513   21,855,353
Net asset value of shares issued in reinvestment of dividends and distributions      84,722           --       114,595           --
Payments for shares redeemed                                                     (8,577,110)  (3,457,536)  (12,212,494)    (758,982)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions       14,901,375    4,548,441    (2,456,386)  21,096,371
Net Increase (Decrease) in Net Assets                                            21,267,391    4,282,721     3,207,551   19,710,456
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                               4,282,721           --    19,710,456           --
End of period                                                                   $25,550,112  $ 4,282,721  $ 22,918,007  $19,710,456
Undistributed net investment income/(Accumulated net investment loss)              $   (405) $       (88) $     69,584  $    62,607
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                       1,247,919      670,860       792,667    2,193,503
Shares issued to shareholders in reinvestment of dividends and distributions          6,375           --        10,513           --
Shares redeemed                                                                    (475,129)    (279,059)   (1,032,615)     (80,908)
Net Increase (Decrease) in Shares                                                   779,165      391,801      (229,435)   2,112,595
Shares outstanding, beginning of period                                             391,801           --     2,112,595           --
Shares outstanding, end of period                                                 1,170,966      391,801     1,883,160    2,112,595
------------------------------------------------------------------------------------------------------------------------------------


Annual Report              September 30, 1999                       Berger Funds
                                                                              53
--------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Berger
                                                                                              100 Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30,                                                          1999              1998
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                      $   (5,553,325)   $   (6,562,949)
Net realized gain (loss) on securities                                               296,796,365       104,647,304
Net realized gain (loss) on futures contracts                                          4,015,058                --
Net realized gain on distributions from investment companies                                  --                --
Net change in unrealized appreciation (depreciation) on securities                   181,661,229      (344,876,495)
Net Increase (Decrease) in Net Assets Resulting from Operations                      476,919,327      (246,792,140)
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income                                                      --                --
Distributions in excess of net investment income                                              --                --
Distributions from net realized gains on investments                                (100,312,667)     (600,637,304)
Net Decrease in Net Assets from Dividends and Distributions to Shareholders         (100,312,667)     (600,637,304)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                            125,981,311       290,185,487
Net asset value of shares issued in reinvestment of dividends and distributions       97,500,281       585,186,009
Payments for shares redeemed                                                        (553,122,803)     (640,161,573)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions          (329,641,211)      235,209,923
Net Increase (Decrease) in Net Assets                                                 46,965,449      (612,219,521)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                1,286,828,246     1,899,047,767
End of period                                                                     $1,333,793,695    $1,286,828,246
Undistributed net investment income/(Accumulated net investment loss)             $     (241,972)   $     (157,522)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                            8,690,069        19,158,620
Shares issued to shareholders in reinvestment of dividends and distributions           7,075,507        42,594,228
Shares redeemed                                                                      (37,344,829)      (42,694,648)
Net Increase (Decrease) in Shares                                                    (21,579,253)       19,058,200
Shares outstanding, beginning of period                                              107,324,847        88,266,647
Shares outstanding, end of period                                                     85,745,594       107,324,847
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Berger
                                                                                             Growth and
                                                                                             Income Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30,                                                         1999             1998
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                      $    (797,736)    $    849,370
Net realized gain (loss) on securities                                               65,478,686       55,262,003
Net realized gain (loss) on futures contracts                                                --               --
Net realized gain on distributions from investment companies                                 --               --
Net change in unrealized appreciation (depreciation) on securities                   46,438,095      (60,354,177)
Net Increase (Decrease) in Net Assets Resulting from Operations                     111,119,045       (4,242,804)
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income                                                     --         (810,870)
Distributions in excess of net investment income                                       (257,511)        (117,492)
Distributions from net realized gains on investments                                (61,153,780)     (59,593,140)
Net Decrease in Net Assets from Dividends and Distributions to Shareholders         (61,411,291)     (60,521,502)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                            72,124,316       42,707,097
Net asset value of shares issued in reinvestment of dividends and distributions      58,191,986       57,969,279
Payments for shares redeemed                                                       (101,997,289)     (91,605,461)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions           28,319,013        9,070,915
Net Increase (Decrease) in Net Assets                                                78,026,767      (55,693,391)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                 301,329,607      357,022,998
End of period                                                                     $ 379,356,374     $301,329,607
Undistributed net investment income/(Accumulated net investment loss)             $     (64,432)    $    (88,579)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                           4,849,258        2,928,438
Shares issued to shareholders in reinvestment of dividends and distributions          4,775,021        4,248,233
Shares redeemed                                                                      (7,022,370)      (6,365,416)
Net Increase (Decrease) in Shares                                                     2,601,909          811,255
Shares outstanding, beginning of period                                              22,159,998       21,348,743
Shares outstanding, end of period                                                    24,761,907       22,159,998
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Berger
                                                                                            Balanced
                                                                                              Fund
------------------------------------------------------------------------------------------------------------------------------------

Year or Period Ended September 30,                                                        1999            1998
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                     $   1,437,031    $    434,179
Net realized gain (loss) on securities                                              12,467,719       6,207,143
Net realized gain (loss) on futures contracts                                           75,053              --
Net realized gain on distributions from investment companies                                --              --
Net change in unrealized appreciation (depreciation) on securities                   6,836,202        (132,588)
Net Increase (Decrease) in Net Assets Resulting from Operations                     20,816,005       6,508,734
------------------------------------------------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income                                            (1,397,262)       (407,800)
Distributions in excess of net investment income                                            --              --
Distributions from net realized gains on investments                                (3,773,574)     (2,535,109)
Net Decrease in Net Assets from Dividends and Distributions to Shareholders         (5,170,836)     (2,942,909)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                          170,043,914      38,583,031
Net asset value of shares issued in reinvestment of dividends and distributions      4,755,161       2,636,258
Payments for shares redeemed                                                       (98,398,671)    (21,526,401)
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions          76,400,404      19,692,888
Net Increase (Decrease) in Net Assets                                               92,045,573      23,258,713
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                 30,720,557       7,461,844
End of period                                                                    $ 122,766,130    $ 30,720,557
Undistributed net investment income/(Accumulated net investment loss)            $      66,148    $     26,379
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES (NOTE 7)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         10,911,427       2,988,884
Shares issued to shareholders in reinvestment of dividends and distributions           333,300         220,731
Shares redeemed                                                                     (6,169,658)     (1,642,590)
Net Increase (Decrease) in Shares                                                    5,075,069       1,567,025
Shares outstanding, beginning of period                                              2,313,209         746,184
Shares outstanding, end of period                                                    7,388,278       2,313,209
------------------------------------------------------------------------------------------------------------------------------------

1. For the period December 31, 1997 (commencement of investment operations) to September 30, 1998.
2. For the period August 12, 1998 (commencement of investment operations) to September 30, 1998.

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
54
--------------------------------------------------------------------------------

                         BERGER/BIAM INTERNATIONAL FUND

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             September 30, 1999
-------------------------------------------------------------------------------------------------------------------------------
Assets
Investment in Berger/BIAM International Portfolio ("Portfolio"), at value                                           $19,531,939
Receivable from fund shares sold                                                                                      3,504,392
  Total Assets                                                                                                       23,036,331
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for fund shares redeemed                                                                                         11,259
Accrued 12b-1 fees                                                                                                        4,102
Accrued administrative services fee                                                                                       7,385
  Total Liabilities                                                                                                      22,746
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                                         $23,013,585
-------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                                                             $17,949,781
Accumulated net investment loss                                                                                         (91,381)
Undistributed net realized loss from investments
  and foreign currency transactions                                                                                    (675,279)
Net unrealized appreciation of securities and foreign currency transactions                                           5,830,464
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    $23,013,585
-------------------------------------------------------------------------------------------------------------------------------

Shares Outstanding (par value $0.01, unlimited shares authorized)                                                     1,839,826
Net Asset Value, Offering and Redemption Price Per Share                                                            $     12.51
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year Ended
                                                                                                             September 30, 1999
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income Allocated from Portfolio
  Dividends (net of foreign withholding taxes of $42,724)                                                           $   315,316
  Interest                                                                                                               31,212
  Portfolio expenses (net of earnings credits and fee waivers totaling $3,488)                                         (196,716)
     Net Investment Income Allocated from Portfolio                                                                     149,812
-------------------------------------------------------------------------------------------------------------------------------

Fund Expenses
  Administrative services fee                                                                                            87,241
  Registration fees                                                                                                      11,947
  12b-1 fees                                                                                                             49,679
  Legal fees                                                                                                              1,965
     Total Fund Expenses                                                                                                150,832
     Net Investment Loss                                                                                                 (1,020)
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                                                      (480,189)
Net change in unrealized appreciation on securities and foreign currency transactions                                 5,758,774
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions Allocated from Portfolio            5,278,585
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $ 5,277,565
-------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Annual Report              September 30, 1999                       Berger Funds
                                                                              55
--------------------------------------------------------------------------------

                     BERGER/BIAM INTERNATIONAL FUND

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Year Ended September 30,                                                                                     1999              1998
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                                           $    (1,020)     $   412,713
Net realized loss on securities and foreign currency transactions allocated from Portfolio                (480,189)        (566,046)
Net change in unrealized appreciation (depreciation) on securities and foreign currency
  transactions allocated from Portfolio                                                                  5,758,774       (1,417,196)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                          5,277,565       (1,570,529)
------------------------------------------------------------------------------------------------------------------------------------

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                                     (768,790)         (98,586)
In excess of net realized gains on investments and foreign currency transactions                           (31,977)        (595,013)
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                               (800,767)        (693,599)
------------------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                                               64,254,931       14,273,535
Net asset value of shares issued in reinvestment of dividends and distributions                            784,624          671,358
Payments for shares redeemed                                                                           (63,014,956)     (14,841,862)
Net Increase in Net Assets Derived from Fund Share Transactions                                          2,024,599          103,031
Net Increase (Decrease) in Net Assets                                                                    6,501,397       (2,161,097)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                                                     16,512,188       18,673,285
End of period                                                                                          $23,013,585      $16,512,188
Undistributed net investment income/(Accumulated net investment loss)                                  $   (91,381)     $   807,948
------------------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                                              5,362,766        1,257,896
Shares issued to shareholders in reinvestment of dividends and distributions                                68,500           64,871
Shares redeemed                                                                                         (5,233,010)      (1,310,950)
Net Increase in Shares                                                                                     198,256           11,817
Shares outstanding, beginning of period                                                                  1,641,570        1,629,753
Shares outstanding, end of period                                                                        1,839,826        1,641,570
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
56
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION

Berger Information Technology Fund ("TECH"), Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Small Company Growth Fund ("BSCG"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Growth Fund ("BMCG"), Berger Mid Cap Value Fund ("BMCV"), Berger 100 Fund ("100"), Berger Growth and Income Fund ("BG&I"), Berger Balanced Fund ("BBAL"), and Berger/BIAM International Fund ("BBIF") (individually the "Fund" and collectively, the "Funds") are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of each fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The investment objective of each Fund is capital appreciation, including the BG&I and BBAL, which also pursue current income.

100 and BG&I are corporations registered in the State of Maryland. TECH, BNG, BSEL, BSCG, BMCG, BMCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. Prior to July 2, 1999, TECH was known as the InformationTech 100 Fund ("InfoTech"). On July 2, 1999, all of the outstanding shares of InfoTech were designated Institutional Shares ("TECH; Inst") and a separate class of shares, Investor Shares ("TECH; Inv"), was offered. BNG, BSCG and BSCV each also offer two separate classes of shares; Investor Shares ("BNG; Inv", "BSCG; Inv", and "BSCV; Inv", respectively) and Institutional Shares ("BNG; Inst", "BSCG; Inst", and "BSCV; Inst", respectively). Both classes of each Fund have identical rights to earnings, assets and voting privileges. BNG; Inst and BSCG; Inst each commenced operations on August 16, 1999.

BBIF is one of three series established under the Berger/BIAM Worldwide Funds Trust ("BBWF Trust"), a Delaware business trust. Other series or portfolios may be added under each trust in the future. All costs in organizing the trusts were borne by Berger LLC ("Berger"), formerly Berger Associates, Inc., or BBOI Worldwide LLC ("BBOI").

Effective September 30, 1999, Berger Associates, Inc. transferred its operating assets and business to Berger. Accordingly, Berger now serves as investment advisor and administrator to the Funds. The transfer did not result in any change to the investment objectives or principal investment strategies of the Funds, or result in any change to the day-to-day management of the Funds' investments.

BBIF invests all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/BIAM Worldwide Portfolios Trust ("BBWP Trust"). The value of such investment reflects BBIF's proportionate interest in the net assets of the Portfolio (9% at September 30, 1999). The Portfolio is an open-end management investment company and has the same investment objective and policies as BBIF. The performance of BBIF will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BBIF's financial statements.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Annual Report              September 30, 1999                       Berger Funds
                                                                              57
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
--------------------------------------------------------------------------------

Since BBIF invests all of its investable assets in the Portfolio, the value of BBIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.

FEDERAL INCOME TAX STATUS

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date with the exception that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES

Income, expenses (other than those attributable to a specific share class) and gains and losses of TECH, BNG, BSCG and BSCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BBIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, recordkeeping and pricing agent fees) of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BBIF relative to the other investors in the Portfolio.

COMMON EXPENSES

Certain expenses that are not directly allocable to a specific Fund are allocated to each of the Funds on the basis of relative net assets.

ORGANIZATION COSTS

Expenses incurred in connection with the organization of TECH are being amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

--------------------------------------------------------------------------------
2    AGREEMENTS
--------------------------------------------------------------------------------

Berger renders investment advisory services to TECH, BNG, BSEL, BSCG, BSCV, BMCG, BMCV, 100, BG&I and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger at the following annual rates as a percentage of average daily net assets: TECH, BNG, BSCG and BSCV -- .90%; 100, BSEL, BMCG, BMCV and BG&I -- .75%; and BBAL -- .70%. All investment advisory fees are accrued daily and paid monthly. Berger has delegated the day-to-day investment management of BSCV and BMCV to Perkins, Wolf & McDonnell and Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of TECH to Bay Isle Financial Corporation ("BIFC"). Berger pays PWM and BIFC sub-advisory fees from the investment advisory fee it receives from BSCV, BMCV and TECH. Berger has agreed to voluntarily waive its advisory fee for TECH; Inv. and TECH; Inst. to the extent that each class' normal operating expenses

Berger Funds                    September 30, 1999                 Annual Report
58
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2    AGREEMENTS - CONTINUED
--------------------------------------------------------------------------------

(including the advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) in any fiscal year exceed 2.00% and 1.50%, respectively, for that fiscal year.

Effective October 1, 1999, the investment advisory fee charged to the Funds will be reduced according to the following schedule:

                                         Average Daily
Fund                                        Net Assets               Annual Rate
--------------------------------------------------------------------------------
BSEL, BMCG, BMCV,                   First $500 million                      .75%
100, BG&I                           Next $500 million                       .70%
                                    Over $1 billion                         .65%
--------------------------------------------------------------------------------
TECH, BNG,                          First $500 million                      .85%
BSCG, BSCV                          Next $500 million                       .80%
                                    Over $1 billion                         .75%
--------------------------------------------------------------------------------
BBAL                                First $1 billion                        .70%
                                    Over $1 billion                         .65%
--------------------------------------------------------------------------------

Pursuant to an Administrative Services Agreement, whereby BBOI serves as the administrator to BBIF, BBIF pays BBOI a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or BBOI's annual cost to provide or procure such services plus 0.02% of BBIF's average daily net assets. Under the Agreement, BBOI is responsible at its own expense, for providing or procuring administrative services reasonably necessary for the operation of BBIF, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communication and certain other administrative services. BBOI has delegated the administration of BBIF to Berger.

TECH, BNG, BSEL, BSCG, BSCV, BMCG, BMCV, 100, BG&I and BBAL have each entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01% of the average daily net assets of each Fund, computed daily and payable monthly.

Effective October 1, 1999, Berger has agreed to eliminate the 0.01% administrative services fee charged to the Funds. Berger will continue providing the same administrative services it currently provides to the Funds at no cost to the Funds.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The TECH, BNG, BSCG and BSCV Plans apply only to the Investor Shares class of each Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. The Funds (except BBIF) have also entered into recordkeeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), which also serves as the Funds' custodian and transfer agent. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. IFTC's fees for custody, recordkeeping, pricing and transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by IFTC as custodian, and by credits received from directed brokerage transactions.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds as a sub-transfer agent. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. Such credits are presented as fees paid indirectly on the Statement of Operations. For the periods ended September 30, 1999, the following credits were earned:

Fund                                                                     Credits
--------------------------------------------------------------------------------
TECH                                                                     $    --
--------------------------------------------------------------------------------
BNG                                                                        4,500
--------------------------------------------------------------------------------
BSEL                                                                      45,973
--------------------------------------------------------------------------------
BSCG                                                                       4,500
--------------------------------------------------------------------------------
BSCV                                                                          --
--------------------------------------------------------------------------------
BMCG                                                                          --
--------------------------------------------------------------------------------
BMCV                                                                          --
--------------------------------------------------------------------------------
100                                                                      298,539
--------------------------------------------------------------------------------
BG&I                                                                      24,178
--------------------------------------------------------------------------------
BBAL                                                                         864
--------------------------------------------------------------------------------
BBIF                                                                          --
--------------------------------------------------------------------------------

Certain officers and/or directors of Berger and BBOI are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger or BBOI are compensated for their services according to a fee schedule which includes an annual fee component and a per meeting fee component. For the period ended September 30, 1999, such directors'/trustees' fees and expenses totaled $334,179 for the Funds.

The Funds adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in certain of the Funds until distribution in accordance with the Plan.

Annual Report              September 30, 1999                       Berger Funds
                                                                              59
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3    INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the periods ended September 30, 1999, were as follows:

Fund                                Purchases                              Sales
--------------------------------------------------------------------------------
TECH                          $    12,606,770                    $     5,511,675
--------------------------------------------------------------------------------
BNG                               400,721,496                        314,997,030
--------------------------------------------------------------------------------
BSEL                              566,920,700                        526,587,529
--------------------------------------------------------------------------------
BSCG                              736,674,231                        890,208,490
--------------------------------------------------------------------------------
BSCV                              720,712,830                        259,305,987
--------------------------------------------------------------------------------
BMCG                               32,762,443                         19,218,181
--------------------------------------------------------------------------------
BMCV                               34,718,400                         32,843,234
--------------------------------------------------------------------------------
100                             3,630,247,395                      3,958,490,835
--------------------------------------------------------------------------------
BG&I                              608,220,431                        607,436,741
--------------------------------------------------------------------------------
BBAL                              242,841,075                        178,159,886
--------------------------------------------------------------------------------
BBIF(1)                                   N/A                                N/A
--------------------------------------------------------------------------------

1. See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.

BBAL had purchases of $19,154,688 and sales of $12,182,103 of long-term U.S. government securities during the year ended September 30, 1999. No other Funds purchased or sold long-term U.S. government securities.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 1999, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                     Gross             Gross                Net
                 Federal        Unrealized        Unrealized      Appreciation/
Fund            Tax Cost      Appreciation      Depreciation     (Depreciation)
--------------------------------------------------------------------------------
TECH     $    16,910,179     $   8,095,519     $    (322,768)     $   7,772,751
--------------------------------------------------------------------------------
BNG          255,611,647        87,831,800       (15,247,475)        72,584,325
--------------------------------------------------------------------------------
BSEL          92,973,161        15,948,497        (7,874,239)         8,074,258
--------------------------------------------------------------------------------
BSCG         502,532,431       177,456,026       (33,810,944)       143,645,082
--------------------------------------------------------------------------------
BSCV         761,669,726        68,898,082       (48,765,968)        20,132,114
--------------------------------------------------------------------------------
BMCG          21,851,508         4,534,427          (847,282)         3,687,145
--------------------------------------------------------------------------------
BMCV          20,526,453         3,013,814        (1,031,923)         1,981,891
--------------------------------------------------------------------------------
100        1,225,775,649       193,179,859       (78,646,281)       114,533,578
--------------------------------------------------------------------------------
BG&I         311,501,454        83,611,598       (15,157,434)        68,454,164
--------------------------------------------------------------------------------
BBAL         115,622,049        11,009,314        (4,484,794)         6,524,520
--------------------------------------------------------------------------------
BBIF(1)              N/A               N/A               N/A                N/A
--------------------------------------------------------------------------------

1. See the Portfolio's Notes to Financial Statements for federal tax cost of investment securities and the composition of net unrealized appreciation or unrealized depreciation of investment securities.

FUTURES CONTRACTS

Each Fund may enter futures contracts for hedging purposes. Upon entering a contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by a Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as realized or unrealized gain or loss, as appropriate. A Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying a futures contract and the asset being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Realized gains or losses on these contracts are presented as a separate component of Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations. At September 30, 1999, the Funds had no outstanding futures contracts.

FORWARD CONTRACTS AND OPTIONS

Each Fund may hold certain types of forward contracts and/or options for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and result in losses. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these investments are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations. At September 30, 1999, the Funds held no options or open forward contracts.

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject

Berger Funds                    September 30, 1999                 Annual Report
60
--------------------------------------------------------------------------------

                           NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3    INVESTMENT TRANSACTIONS - CONTINUED
--------------------------------------------------------------------------------

the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. For the fiscal year ended September 30, 1999, 1%, 48%, 6%, 16%, 19%, and 2% of the ordinary income distributions declared by BSEL, BSCV, BMCG, BMCV, BG&I and BBAL, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year or period ended September 30, 1999, the following percentages of capital gain distributions were considered long-term capital gains:

Fund                                                                           %
--------------------------------------------------------------------------------
TECH                                                                         100
--------------------------------------------------------------------------------
BNGF                                                                         100
--------------------------------------------------------------------------------
BSCG                                                                         100
--------------------------------------------------------------------------------
BSCV                                                                          66
--------------------------------------------------------------------------------
100                                                                          100
--------------------------------------------------------------------------------
BG&I                                                                          81
--------------------------------------------------------------------------------
BBIF                                                                          11
--------------------------------------------------------------------------------

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the periods ended September 30, 1999, the following reclassifications were made:

                                        Undistributed             Undistributed
                     Paid-in           Net Investment              Net Realized
Fund                 Capital                   Income                     Gains
--------------------------------------------------------------------------------
TECH                $(14,980)                 131,128                 (116,148)
--------------------------------------------------------------------------------
BNG                       --                2,452,070               (2,452,070)
--------------------------------------------------------------------------------
BSEL                     N/A                      N/A                      N/A
--------------------------------------------------------------------------------
BSCG                      --                7,494,795               (7,494,795)
--------------------------------------------------------------------------------
BSCV                 (13,792)              (1,561,395)               1,575,187
--------------------------------------------------------------------------------
BMCG                      --                  121,495                 (121,495)
--------------------------------------------------------------------------------
BMCV                    (272)                  (2,845)                   3,117
--------------------------------------------------------------------------------
100                       --                5,468,875               (5,468,875)
--------------------------------------------------------------------------------
BG&I                      --                1,079,394               (1,079,394)
--------------------------------------------------------------------------------
BBAL                     N/A                      N/A                      N/A
--------------------------------------------------------------------------------
BBIF                (292,119)                (129,519)                 421,638
--------------------------------------------------------------------------------

During the year ended September 30, 1999, BBIF paid $42,724 of foreign taxes on $1,129,447 of foreign source income. The Fund will make the foreign tax credit election to pass through these taxes to shareholders.

At September 30, 1999, BBIF had capital loss carryovers in the amount of $593,333, expiring on September 30, 2007, which may be used to offset future realized gains for federal income tax purposes.

100, BBAL, and BBIF incurred and elected to defer post-October 31 net capital and/or currency losses of $12,732, $165,238, and $234,056, respectively, to the year ended September 30, 2000.

--------------------------------------------------------------------------------
4    TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

During February, 1999, pursuant to a policy adopted by the Funds' directors/trustees, Berger reimbursed BSCV $534,000 as a result of an error regarding an investment restriction.

--------------------------------------------------------------------------------
5    LINE OF CREDIT
--------------------------------------------------------------------------------

BNG, BSEL, BSCG, BSCV, BMCG, BMCV, 100, BG&I, BBAL and the Portfolio are party to an ongoing agreement with certain banks that allows the Funds, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific Fund at the Federal Funds Rate plus 50 basis points. In addition, the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 1999, BG&I had borrowings outstanding of $2,400,000. No other Funds had borrowings outstanding at September 30, 1999.

--------------------------------------------------------------------------------
6   CHANGE OF FISCAL YEAR AND INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

Effective April 15, 1999, the trustees of BIP Trust approved changing TECH's fiscal year end from February 28 to September 30. Additionally, the trustees appointed PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal period ended September 30, 1999.

Annual Report              September 30, 1999                       Berger Funds
                                                                              61
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
7     CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share.* Transactions in capital shares for the periods presented were as follows:

BERGER INFORMATION TECHNOLOGY FUND

                                                    Period from July 2, 1999(1)
                                                       to September 30, 1999
--------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                         85,821        $  4,639,114
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
   of dividends and distributions                       --                  --
--------------------------------------------------------------------------------
Shares redeemed                                     (2,099)           (115,896)
--------------------------------------------------------------------------------
                                                    83,722           4,523,218
--------------------------------------------------------------------------------

                                                   Period from March 1, 1999         Year Ended        Period from April 8, 1997(1)
                                                     to September 30, 1999       February 28, 1999         to February 28, 1998
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                         96,500        4,834,625    233,427  $  8,406,475     89,946          $2,313,271
------------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
   dividends and distributions                       4,504          240,876         --            --         --                  --
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                    (31,917)      (1,602,790)   (41,565)   (1,572,857)    (1,261)            (32,046)
------------------------------------------------------------------------------------------------------------------------------------
                                                    69,087        3,472,711    191,862     6,833,618     88,685           2,281,225
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from
   Capital Share Transactions                      152,809     $  7,995,929    191,862  $  6,833,618     88,685          $2,281,225
------------------------------------------------------------------------------------------------------------------------------------

BERGER NEW GENERATION FUND

                                                          Year Ended                       Year Ended
                                                      September 30, 1999               September 30, 1998
----------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                      12,495,220    $  266,105,602      9,617,032     $  136,968,651
----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
   of dividends and distributions                   305,888         4,318,823             --                 --
----------------------------------------------------------------------------------------------------------------
Shares redeemed                                  (8,938,999)     (178,904,170)   (13,557,048)      (189,419,648)
----------------------------------------------------------------------------------------------------------------
                                                  3,862,109        91,520,255     (3,940,016)    $  (52,450,997)
----------------------------------------------------------------------------------------------------------------

                                                  Period from August 16, 1999(1)
                                                      to September 30, 1999
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                           13,443          339,872
--------------------------------------------------------------------------------
Total Increase (Decrease) from
   Capital Share Transactions                      3,875,552    $  91,860,127
--------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND

                                                                Year Ended                         Year Ended
                                                            September 30, 1999                 September 30, 1998
-----------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                           18,450,177       $ 379,815,718        6,176,175     $ 126,575,125
-----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
   of dividends and distributions                        305,000           5,696,711          365,158         7,272,450
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed                                       (7,062,053)       (141,792,819)      (2,848,965)      (57,717,019)
-----------------------------------------------------------------------------------------------------------------------
                                                      11,693,124         243,719,610        3,692,368        76,130,556
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                           17,741,548         360,425,229        3,808,007        76,101,949
-----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
   of dividends and distributions                        227,011           4,250,338          283,736         5,661,885
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed                                       (3,498,865)        (69,867,820)      (1,446,163)      (29,217,194)
-----------------------------------------------------------------------------------------------------------------------
                                                      14,469,694         294,807,747        2,645,580        52,546,640
-----------------------------------------------------------------------------------------------------------------------
Total Increase from
   Capital Share Transactions                         26,162,818       $ 538,527,357        6,337,948     $ 128,677,196
-----------------------------------------------------------------------------------------------------------------------

1. Commencement of operations for the share class.

* BSCG; Inst had no capital share transactions for the period ended September 30, 1999.

Berger Funds                    September 30, 1999                 Annual Report
62
--------------------------------------------------------------------------------

                       BERGER/BIAM INTERNATIONAL PORTFOLIO

------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                                                                          September 30, 1999
------------------------------------------------------------------------------------------------------------
COUNTRY/SHARES            COMPANY                          INDUSTRY                                   VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCK (96.51%)
AUSTRALIA (4.40%)
      36,425              Brambles Industries Ltd.         Business & Industrial Services        $ 1,055,363
     236,150              National Australia Bank Ltd.*    Commercial Banks & Other Banks          3,458,993
     487,006              News Corp. Ltd.*                 Media                                   3,419,296
     467,695              Telstra Corp. Ltd.*              Utilities                               2,425,525
     212,370              Westpac Banking Corp. Ltd.*      Commercial Banks & Other Banks          1,310,919
------------------------------------------------------------------------------------------------------------
                                                                                                  11,670,096

DENMARK (0.55%)
      24,375              Tele Danmark A.S.*               Utilities                               1,455,746
------------------------------------------------------------------------------------------------------------

FRANCE (7.79%)
      18,626              Alcatel Alsthom*                 Computer/Commercial/Office Equipment    2,568,434
      40,932              AXA-UAP*                         Insurance - Multi/Property/Casualty     5,181,959
      34,250              Michelin - Class B*              Automobile Components                   1,617,614
      41,322              Total S.A. - Class B*            Oil                                     5,196,105
      86,557              Vivendi*                         Diversified Holding Companies           6,083,212
------------------------------------------------------------------------------------------------------------
                                                                                                  20,647,324

GERMANY (9.25%)
     105,742              Bayerische Motoren Werk A.G. DM  Automobiles                             2,992,886
      41,060              Bayerische HypoVereinsbank A.G.  Commercial Banks & Other Banks          2,397,806
      85,935              Hoechst A.G.                     Chemicals                               3,742,736
      68,855              Mannesmann A.G.*                 Machinery & Engineering Services       11,006,341
      57,121              Veba A.G.                        Diversified Industrials                 3,131,812
      67,080              Viag A.G. DM*                    Utilities                               1,272,411
------------------------------------------------------------------------------------------------------------
                                                                                                  24,543,992

HONG KONG (0.63%)
     148,000              Cheung Kong (Holdings) Ltd.      Real Estate                             1,233,682
     144,500              Hong Kong Electric Holdings      Utilities                                 448,318
------------------------------------------------------------------------------------------------------------
                                                                                                   1,682,000

ITALY (2.44%)
     306,353              ENI S.p.A.*                      Oil                                     1,922,879
     524,257              Telecom Italia S.p.A.*           Utilities                               4,558,783
------------------------------------------------------------------------------------------------------------
                                                                                                   6,481,662

JAPAN (18.41%)
       5,400              ACOM Co. Ltd.*                   Insurance - Multi/Property/Casualty       709,070
      83,000              Bank of Tokyo-Mitsubishi Ltd.+   Commercial Banks & Other Banks          1,275,542
     207,000              Canon, Inc.+                     Computer/Commercial/Office Equipment    6,031,581
      65,000              Fuji Photo Film Co. Ltd.         Photo Equipment & Supplies              2,230,002
      53,000              Honda Motor Co. Ltd.             Automobiles                             2,221,825
       9,000              Hoya Corp.                       Electronics & Instruments                 544,788
     112,000              Kao Corp.                        Food & Grocery Products                 3,168,718
       5,200              Keyence Corp.                    Electronics & Instruments               1,392,988
       4,700              Mabuchi Motor Co. Ltd.           Electronics & Instruments                 612,294
      47,000              Murata Manufacturing Co. Ltd.+   Electronics & Instruments               4,726,948
         325              NTT Mobile Communications        Utilities                               6,415,076
                            Network, Inc.+
      11,700              Rohm Company Ltd.                Electronics & Instruments               2,446,893
     104,000              Shiseido Co. Ltd.                Health & Personal Care                  1,554,281
      50,100              Sony Corp.                       Household Durables & Appliances         7,492,160
     137,000              Takeda Chemical Industries       Health & Personal Care                  7,404,361
       3,600              Takefuji Corp.                   Insurance - Multi/Property/Casualty       599,943
------------------------------------------------------------------------------------------------------------
                                                                                                  48,826,470


Annual Report              September 30, 1999                       Berger Funds
                                                                              63
--------------------------------------------------------------------------------

                   BERGER/BIAM INTERNATIONAL PORTFOLIO

------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                                                                          September 30, 1999
------------------------------------------------------------------------------------------------------------
COUNTRY/SHARES            COMPANY                          INDUSTRY                                   VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCK (96.51%) - CONTINUED
MALAYSIA (0.13%)
     103,000              Hume Industries Malaysia Bhd     Construction & Building Materials     $    81,315
     219,400              Sime Darby Bhd                   Diversified Holding Companies             254,042
------------------------------------------------------------------------------------------------------------
                                                                                                     335,357

NETHERLANDS (9.21%)
     131,580              ABN Amro Holdings N.V.           Commercial Banks & Other Banks          2,958,604
      71,000              Elsevier N.V.*                   Media                                     730,130
      38,877              Fortis N.V.                      Commercial Banks & Other Banks          1,257,378
     157,167              ING Groep N.V.*                  Insurance - Multi/Property/Casualty     8,541,735
     107,280              Koninklijke Ahold N.V.*          Retail Trade                            3,532,578
      70,365              Koninklijke KPN N.V.*            Utilities                               3,085,610
      48,480              Royal Dutch Petroleum Co.        Oil                                     2,815,617
      58,840              TNT Post Group N.V.              Utilities                               1,498,598
------------------------------------------------------------------------------------------------------------
                                                                                                  24,420,250

NEW ZEALAND (0.15%)
     101,787              Telecom Corp. of New Zealand*    Utilities                                 401,364
------------------------------------------------------------------------------------------------------------

PORTUGAL (0.28%)
      46,450              Electricidade de Portugal S.A.   Utilities                                 733,581
------------------------------------------------------------------------------------------------------------

SINGAPORE (2.17%)
     300,027              Development Bank of Singapore    Commercial Banks & Other Banks          3,355,215
                            Ltd.
      89,000              Oversea-Chinese Banking Corp.    Commercial Banks & Other Banks            691,465
                            Ltd.+
     109,000              Singapore Press Holdings Ltd.*   Media                                   1,719,364
------------------------------------------------------------------------------------------------------------
                                                                                                   5,766,044

SOUTH KOREA (0.79%)
      29,125              Korea Telecom Corp. ADR*         Utilities                               1,077,625
      32,700              Pohang Iron & Steel Company      Mining, Metals & Minerals               1,023,918
                            Ltd. ADR
------------------------------------------------------------------------------------------------------------
                                                                                                   2,101,543

SPAIN (2.29%)
     322,472              Banco De Santander S.A.*         Commercial Banks & Other Banks          3,336,766
     170,109              Telefonica S.A.*                 Utilities                               2,724,588
------------------------------------------------------------------------------------------------------------
                                                                                                   6,061,354

SWEDEN (0.22%)
      18,800              Telefonaktiebolaget LM Ericsson  Utilities                                 585,038
                            - B Shares
------------------------------------------------------------------------------------------------------------

SWITZERLAND (10.15%)
       2,052              Alusuisse Lonza Group A.G.*      Fabricated Metal Products               2,364,376
       2,870              Nestle S.A.*                     Food & Grocery Products                 5,396,679
       3,221              Novartis A.G. Reg.*              Health & Personal Care                  4,780,920
         448              Roche Holding A.G.*              Health & Personal Care                  5,187,384
       2,492              Schweizerische                   Insurance - Multi/Property/Casualty     4,976,688
                            Rueckversicherungs*
      14,921              Union Bank of Switzerland        Commercial Banks & Other Banks          4,208,563
                            A.G. Reg.
------------------------------------------------------------------------------------------------------------
                                                                                                  26,914,610

THAILAND (0.11%)
     143,000              Bangkok Bank PLC*                Commercial Banks & Other Banks            281,351
------------------------------------------------------------------------------------------------------------

Berger Funds                    September 30, 1999                 Annual Report
64
--------------------------------------------------------------------------------

                       BERGER/BIAM INTERNATIONAL PORTFOLIO

------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                                                                          September 30, 1999
------------------------------------------------------------------------------------------------------------
COUNTRY/SHARES
PAR VALUE                 COMPANY                          INDUSTRY                                   VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCK (96.51%) - CONTINUED
UNITED KINGDOM (27.54%)
     320,220              Allied Zurich PLC                Insurance - Multi/Property/Casualty   $ 3,758,095
     101,630              AstraZeneca PLC                  Health & Personal Care                  4,260,697
     179,100              Barclays PLC                     Commercial Banks & Other Banks          5,256,259
     309,767              British American Tobacco PLC     Beverage Industry/Tobacco Manufacturing 2,656,456
     314,030              Cable & Wireless PLC             Utilities                               3,416,665
     357,310              Cadbury Schweppes PLC            Beverage Industry/Tobacco Manufacturing 2,480,447
     347,260              Diageo Ordinary PLC              Beverage Industry/Tobacco Manufacturing 3,546,715
     100,276              Emi Group PLCOrd - Class B*      Media                                     732,841
     204,675              Glaxo Wellcome PLC               Health & Personal Care                  5,336,417
     428,232              Granada Group PLC                Entertainment/Leisure/Toys              3,665,323
     402,200              Hilton Group PLC                 Entertainment/Leisure/Toys              1,396,864
     120,000              HSBC Holdings PLC                Commercial Banks & Other Banks          1,374,906
     620,164              Invensys PLC                     Machinery & Engineering Services        3,021,538
      20,701              Kingfisher PLC                   Retail Trade                              221,820
     331,680              Lloyds TSB Group PLC             Commercial Banks & Other Banks          4,121,886
      55,017              National Power PLC               Utilities                                 428,792
     113,520              National Westminster Bank PLC    Commercial Banks & Other Banks          2,645,851
     241,350              Old Mutual PLC*                  Insurance - Multi/Property/Casualty       514,454
      77,520              Pearson PLC                      Media                                   1,662,600
     369,765              Prudential PLC                   Insurance - Life & Agents/Brokers       5,678,547
      51,760              Railtrack Group PLC              Road & Rail                             1,088,817
     651,232              Shell Transport & Trading Co.    Oil                                     4,866,552
                            PLC
     185,300              TI Group PLC                     Machinery & Engineering Services        1,354,216
     376,400              Vodafone AirTouch Group PLC      Utilities                               8,909,192
      68,163              WPP Group PLC                    Media                                     633,909
------------------------------------------------------------------------------------------------------------
                                                                                                  73,029,859
------------------------------------------------------------------------------------------------------------
Total Common Stock (cost $205,584,576)                                                           255,937,641
------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.58%)
U.S.A.
------------------------------------------------------------------------------------------------------------
  $4,197,000              State Street Repurchase Agreement, 4.85%
                          dated September 30, 1999, to be repurchased
                          at $4,197,565 on October 1, 1999, collateralized
                          by FNMA Agency Note, 5.25% - January 10, 2001,
                          with a value of $4,281,350                                               4,197,000
------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (cost $4,197,000)                                                       4,197,000
Total Investments (cost $209,781,576) (98.09%)                                                   260,134,641
Total Other Assets, Less Liabilities (1.91%)                                                       5,076,729
Net Assets (100.00%)                                                                            $265,211,370
------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
PLC -  Public Limited Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                                 Unrealized
                                    Contract          Maturity               Value on         Appreciation/
          Currency                    Amount              Date     September 30, 1999        (Depreciation)
-----------------------------------------------------------------------------------------------------------
Sell  Japanese Yen               269,978,000         10/21/1999           $  2,547,852            $(287,487)
Sell  Japanese Yen               270,196,000          11/9/1999              2,558,412              (97,610)
Sell  Japanese Yen               347,845,000         11/18/1999              3,306,350             (234,733)
Sell  Japanese Yen               292,626,000         11/24/1999              2,777,469             (113,600)
Sell  Japanese Yen               222,954,000         11/30/1999              2,118,259              (89,560)
Sell  Japanese Yen               508,714,000          1/18/2000              4,873,933              (70,801)
------------------------------------------------------------------------------------------------------------
                                                                          $ 18,182,275            $(893,791)
------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              65
--------------------------------------------------------------------------------

                     BERGER/BIAM INTERNATIONAL PORTFOLIO

-----------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------
                                                                                               September 30, 1999
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                                                $209,781,576
Investments, at value                                                                               $260,134,641
Cash                                                                                                       1,577
Foreign cash (cost $2,981,614)                                                                         3,003,561
Receivables
  Investment securities sold                                                                             189,943
  Contributions                                                                                        4,813,729
  Dividends                                                                                              801,571
  Interest                                                                                                   565
  Due from Advisor                                                                                        16,469
-----------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                    268,962,056

LIABILITIES
Payables
  Investment securities purchased                                                                      1,553,600
  Withdrawals                                                                                          1,059,298
  Accrued investment advisory fees                                                                       192,775
  Accrued custodian fees                                                                                  22,722
  Accrued audit fees                                                                                      28,500
  Net unrealized depreciation on forward foreign currency contracts                                      893,791
-----------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                 3,750,686

NET ASSETS                                                                                          $265,211,370
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
                                                                                                      Year Ended
                                                                                              September 30, 1999
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends (net of foreign tax withholding of $482,012)                                            $ 3,523,283
   Interest                                                                                              355,089
-----------------------------------------------------------------------------------------------------------------
      Total Income                                                                                     3,878,372

EXPENSES
   Investment advisory fees                                                                            2,010,034
   Accounting fees                                                                                        48,561
   Custodian fees                                                                                         96,448
   Registration fees                                                                                       3,535
   Audit fees                                                                                             37,500
   Legal fees                                                                                              6,863
   Trustees' fees and expenses                                                                            22,213
   Shareholder reporting fees                                                                              9,233
   Other expenses                                                                                         13,735
      Gross Expenses                                                                                   2,248,122
      Less fees waived by Advisor                                                                        (16,581)
      Less earnings credits                                                                              (22,800)
      Net Expenses                                                                                     2,208,741
      Net Investment Income                                                                            1,669,631
-----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and foreign currency transactions                                    (5,205,587)
Net change in unrealized appreciation on investments and foreign currency transactions                58,159,547
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions                     52,953,960
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $54,623,591
-----------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
66
--------------------------------------------------------------------------------

                       BERGER/BIAM INTERNATIONAL PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Year Ended September 30,                                                               1999              1998
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                           $ 1,669,631       $ 5,874,066
Net realized loss on investments and foreign currency transactions               (5,205,587)       (4,726,150)
Net change in unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                                  58,159,547       (15,953,893)
Net Increase (Decrease) in Net Assets Resulting from Operations                  54,623,591       (14,805,977)
------------------------------------------------------------------------------------------------------------------------

FROM INVESTORS' BENEFICIAL INTEREST TRANSACTIONS
Contributions                                                                   161,557,439       103,931,701
Withdrawals                                                                    (128,565,460)      (33,746,924)
Net Increase in Net Assets Derived From Investors' Beneficial Interest
  Transactions                                                                   32,991,979        70,184,777
Net Increase in Net Assets                                                       87,615,570        55,378,800
------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                             177,595,800       122,217,000
End of period                                                                  $265,211,370      $177,595,800
------------------------------------------------------------------------------------------------------------------------

                                                               Year Ended September 30,             Period from
                                                               ------------------------     October 11, 1996(1)
                                                                 1999            1998     to September 30, 1997
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)                     $265,211        $177,596                $122,217
Net expense ratio to average net assets(3)                      1.00%           1.00%                   0.89%(2)
Ratio of net income to average net assets                       0.75%           3.45%                   1.63%(2)
Gross expense ratio to average net assets                       1.01%           1.04%                   1.10%(2)
Portfolio turnover rate(4)                                        16%             17%                     17%
------------------------------------------------------------------------------------------------------------------------

1.   Commencement of investment operations.
2.   Annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4.   Not annualized.

See notes to financial statements.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              67
--------------------------------------------------------------------------------

                     BERGER/BIAM INTERNATIONAL PORTFOLIO

                        NOTES TO FINANCIAL STATEMENTS

1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were borne by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH was an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Citizens NH sold their 23.5% interest on September 4, 1998. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside of the United States.

The Portfolio is advised by BBOI, which has delegated daily investment management of the Portfolio to BIAM. Berger LLC ("Berger"), formerly Berger Associates, Inc., and BIAM each own 50% of BBOI. Effective September 30, 1999, Berger Associates, Inc. transferred its operating assets and business to Berger. The transfer did not result in any change to the investment objective or principal investment strategies of the Portfolio, or result in any change to the day-to-day management of the Portfolio's investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date.

Berger Funds                    September 30, 1999                 Annual Report
68
--------------------------------------------------------------------------------

                     BERGER/BIAM INTERNATIONAL PORTFOLIO

1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires manage ment to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2    AGREEMENTS

BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. BBOI has agreed to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio.

The Portfolio has also entered into recordkeeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), which also serves as the Portfolio's custodian and transfer agent. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds (which consists of Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger 100 Fund, Berger Growth & Income Fund and Berger Balanced Fund) (collectively, the "Funds"). IFTC's fees for custody, recordkeeping, pricing and transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian and by credits received from directed brokerage transactions.

Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds and the Portfolio, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 1999, totaled $22,213.

The Trust adopted a Trustee Fee Deferral Plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various Berger Funds until distribution in accordance with the Plan.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              69
--------------------------------------------------------------------------------

                     BERGER/BIAM INTERNATIONAL PORTFOLIO

3    INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 1999 were as follows:

            Purchases                  Sales
--------------------------------------------
          $65,551,376            $33,821,723

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 1999.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 1999, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held was as follows:

                      Gross Unrealized       Gross Unrealized
Federal Tax Cost          Appreciation           Depreciation                Net
--------------------------------------------------------------------------------
    $209,783,264         $59,176,867              $(8,825,490)       $50,351,377

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4    LINE OF CREDIT

The Portfolio, along with certain of the Berger Funds, is party to an ongoing agreement with certain banks that allows these Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific Fund or Portfolio that executes the borrowing at the Federal Funds Rate plus 50 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 1999, the Portfolio had no borrowings outstanding on the line of credit.

Berger Funds                    September 30, 1999                 Annual Report
70
--------------------------------------------------------------------------------

                               FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period
-----------------------------------------------------------------------------------------------------------
                                                                                           Period from
                                                                                       July 2, 1999(1)
                                                                                 to September 30, 1999
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                            $53.47
From investment operations
   Net investment income (loss)                                                                  (0.00)(5)
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions                                               3.99
Total from investment operations                                                                  3.99
Net asset value, end of period                                                                  $57.46
Total Return(2)                                                                                   7.46%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                                                     $4,811
   Net expense ratio to average net assets(3)                                                     1.83%(4)
   Ratio of net income (loss) to average net assets                                              (1.58)%(4)
   Gross expense ratio to average net assets                                                      2.16%(4)
   Portfolio turnover rate(2)                                                                       31%

1. Commencement of investment operations for Investor Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Amount represents less than $0.01 per share.

-------------------------------------------------------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period
-------------------------------------------------------------------------------------------------------------------------------
                                                                Period from                                    Period from
                                                           March 1, 1999 to            Year Ended         April 8, 1997(1)
                                                         September 30, 1999     February 28, 1999     to February 28, 1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 44.36               $ 30.15                   $20.00
From investment operations
   Net investment income (loss)                                       (0.00)(5)             (0.31)                   (0.10)
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions                   13.83                 14.52                    10.25
Total from investment operations                                      13.83                 14.21                    10.15
Less dividends and distributions
   Distributions (from capital gains)                                 (0.72)                   --                       --
Total dividends and distributions                                     (0.72)                   --                       --
Net asset value, end of period                                      $ 57.47               $ 44.36                   $30.15
Total Return(2)                                                       31.30%                47.13%                   50.75%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                         $20,094               $12,446                   $2,674
   Net expense ratio to average net assets(3)                          1.49%                 1.50%                    1.50%(4)
   Ratio of net income (loss) to average net assets                   (1.22)%               (1.19)%                  (1.01)%(4)
   Gross expense ratio to average net assets                           1.94%                 2.67%                   12.17%(4)
   Portfolio turnover rate(2)                                            31%                   35%                      33%

1. Commencement of investment operations for Institutional Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Amount represents less than $0.01 per share.

See notes to financial statements.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              71
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
BERGER NEW GENERATION FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period
-----------------------------------------------------------------------------------------------------------------------
                                                                  Years Ended September 30,                 Period from
                                                                  -------------------------        March 29, 1996(1) to
                                                               1999          1998           1997     September 30, 1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  12.66       $  14.72       $  11.82             $  10.00
From investment operations
   Net investment income (loss)                                (0.00)(6)         --          (0.13)                0.56
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions            13.61          (2.06)          3.64                 1.26
Total from investment operations                               13.61          (2.06)          3.51                 1.82
Less dividends and distributions
   Dividends (from net investment income)                         --             --          (0.61)                  --
   Distributions (from capital gains)                          (0.50)            --             --                   --
Total dividends and distributions                              (0.50)            --          (0.61)                  --
Net asset value, end of period                              $  25.77       $  12.66       $  14.72             $  11.82
Total Return(2)                                               110.82%        (13.99)%        31.53%               18.20%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                 $330,938       $113,693       $190,164             $116,912
   Net expense ratio to average net assets(3)                   1.54%          1.72%          1.89%                1.90%(4)
   Ratio of net income (loss) to average net assets            (1.29)%        (1.37)%        (1.51)%              12.35%(4)
   Gross expense ratio to average net assets                    1.54%          1.72%          1.89%                2.09%(4)
   Portfolio turnover rate(2)                                    168%           243%           184%                 474%(5)

1. Commencement of investment operations for Investor Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.
6. Amount represents less than $0.01 per share.

---------------------------------------------------------------------------------------------------------
BERGER NEW GENERATION FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period
---------------------------------------------------------------------------------------------------------
                                                                                         Period from
                                                                               August 16, 1999(1) to
                                                                                  September 30, 1999
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $23.29
From investment operations
   Net investment income (loss)                                                                (0.00)(5)
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions                                             2.50
Total from investment operations                                                                2.50
Net asset value, end of period                                                                $25.79
Total Return(2)                                                                                10.73%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                                                   $  347
   Net expense ratio to average net assets(3)                                                   1.02%(4)
   Ratio of net income (loss) to average net assets                                            (0.85)%(4)
   Gross expense ratio to average net assets                                                    1.02%(4)
   Portfolio turnover rate(2)                                                                    168%

1. Commencement of investment operations for Institutional Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Amount represents less than $0.01 per share.

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
72
--------------------------------------------------------------------------------

                               FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
BERGER SELECT FUND
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------------------------------
                                                                                         Period from
                                                             Year ended         December 31, 1997(1)
                                                     September 30, 1999        to September 30, 1998
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  13.26                      $ 10.00
From investment operations
   Net investment income (loss)                                    0.01                         0.07
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions                6.80                         3.19
Total from investment operations                                   6.81                         3.26
Less dividends and distributions
   Dividends (from net investment income)                         (0.05)                          --
   Dividends (in excess of net investment income)                 (0.01)                          --
   Distributions (from capital gains)                             (0.84)                          --
Total dividends and distributions                                 (0.90)                          --
Net asset value, end of period                                 $  19.17                      $ 13.26
Total Return(2)                                                   53.06%                       32.60%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                    $101,352                      $41,571
   Net expense ratio to average net assets(3)                      1.29%                        1.48%(5)
   Ratio of net income (loss) to average net assets                0.27%                        1.13%(5)
   Gross expense ratio to average net assets                       1.29%                        1.48%(5)
   Portfolio turnover rate(2)                                       696%                        1486%(4)

1. Commencement of investment operations.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.
5. Annualized.

------------------------------------------------------------------------------------------------------------------------------
BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period
------------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended September 30,
                                                                                ------------------------
                                                                1999          1998          1997       1996         1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   3.61      $   5.33     $   4.74    $   3.61     $   2.74
From investment operations
   Net investment income (loss)                                  (0.00)(1)        --        (0.05)      (0.03)       (0.02)
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions               1.95         (1.24)        0.84        1.16         0.89
Total from investment operations                                  1.95         (1.24)        0.79        1.13         0.87
Less dividends and distributions
   Dividends (from net investment income)                           --            --           --          --        (0.00)(1)
   Distributions (from capital gains)                            (0.70)        (0.48)       (0.20)         --           --
Total dividends and distributions                                (0.70)        (0.48)       (0.20)         --           --
Net asset value, end of period                                $   4.86      $   3.61     $   5.33    $   4.74     $   3.61
Total Return                                                     62.78%       (24.70)%      17.68%      31.30%       31.90%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                   $675,637      $561,741     $902,685    $871,467     $522,667
   Net expense ratio to average net assets(2)                     1.60%         1.48%        1.67%       1.68%        1.89%
   Ratio of net income (loss) to average net assets              (1.21)%       (1.01)%      (1.09)%     (0.97)%      (0.74)%
   Gross expense ratio to average net assets                      1.60%         1.59%        1.67%       1.68%        1.89%
   Portfolio turnover rate                                         128%           97%         111%         91%         109%

1. Amount represents less than $0.01 per share.
2. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

See notes to financial statements.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              73
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period
---------------------------------------------------------------------------------------------------------------
                                                           Years Ended September 30,            Period from
                                                           ------------------------    February 14, 1997(1)
                                                              1999          1998      to September 30, 1997
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  17.58      $  22.28                  $ 17.24
From investment operations
   Net investment income (loss)                                (0.02)         0.42                     0.03
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions             4.26         (2.58)                    5.01
Total from investment operations                                4.24         (2.16)                    5.04
Less dividends and distributions
   Dividends (from net investment income)                      (0.07)        (0.17)                      --
   Distributions (from capital gains)                          (0.81)        (2.37)                      --
Total dividends and distributions                              (0.88)        (2.54)                      --
Net asset value, end of period                              $  20.94      $  17.58                  $ 22.28
Total Return(2)                                                24.69%       (10.98)%                  29.23%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                 $374,063      $108,465                  $55,211
   Net expense ratio to average net assets(3)                   1.37%         1.56%                    1.66%(4)
   Ratio of net income (loss) to average net assets             1.36%         0.87%                    0.60%(4)
   Gross expense ratio to average net assets                    1.37%         1.56%                    1.66%(4)
   Portfolio turnover rate(2)                                     66%           69%                      81%

1. Commencement of investment operations for Investor Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.

------------------------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period
------------------------------------------------------------------------------------------------------------------------------------
                                                    Years Ended September 30,           Period from        Years Ended December 31,
                                                    ------------------------     January 1, 1997 to        -----------------------
                                                       1999           1998       September 30, 1997        1996      1995     1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  17.63        $ 22.33                 $  16.48     $ 14.57   $ 12.75  $ 13.99
From investment operations
   Net investment income (loss)                        0.04           0.45                     0.07        0.12      0.09    (0.01)
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions    4.28          (2.55)                    5.78        3.62      3.23     0.91
Total from investment operations                       4.32          (2.10)                    5.85        3.74      3.32     0.90
Less dividends and distributions
   Dividends (from net investment income)             (0.14)         (0.23)                      --       (0.11)    (0.09)      --
   Distributions (from capital gains)                 (0.81)         (2.37)                      --       (1.72)    (1.41)   (2.14)
Total dividends and distributions                     (0.95)         (2.60)                      --       (1.83)    (1.50)   (2.14)
Net asset value, end of period                     $  21.00        $ 17.63                  $ 22.33     $ 16.48   $ 14.57  $ 12.75
Total Return(2)                                       25.18%        (10.65)%                  33.50%      25.58%    26.07%    6.74%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)        $414,347        $92,787                  $58,450     $36,041   $31,833  $18,270
   Net expense ratio to average net assets(3)          1.01%          1.19%                    1.34%(1)    1.48%     1.64%    1.43%
   Ratio of net income (loss) to average net assets    1.69%          1.26%                    0.63%(1)    0.69%     0.64%   (0.04)%
   Gross expense ratio to average net assets           1.01%          1.19%                    1.34%(1)    1.48%     1.64%    1.43%
   Portfolio turnover rate(2)                            66%            69%                      81%         69%       90%     125%

1. Annualized.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
74
--------------------------------------------------------------------------------

                               FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
BERGER MID CAP GROWTH FUND
For a Share Outstanding Throughout the Period
----------------------------------------------------------------------------------------------------------------------
                                                                                                      Period from
                                                                      Year Ended                December 31, 1997(1)
                                                              September 30, 1999            to September 30, 1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   10.93                         $  10.00
From investment operations
   Net investment income (loss)                                            (0.00)(5)                           --
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions                         11.10                             0.93
Total from investment operations                                           11.10                             0.93
Less dividends and distributions
   Distributions (from capital gains)                                      (0.21)                              --
Total dividends and distributions                                          (0.21)                              --
Net asset value, end of period                                         $   21.82                         $  10.93
Total Return(2)                                                           102.76%                            9.30%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                              $25,550                           $4,283
   Net expense ratio to average net assets(3)                               1.78%                            2.00%(4)
   Ratio of net income (loss) to average net assets                        (1.03)%                          (0.82%)(4)
   Gross expense ratio to average net assets                                1.78%                            2.46%(4)
   Portfolio turnover rate(2)                                                178%                             262%

1. Commencement of investment operations.
2. Not annualized.
3. Net expenses represents gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Amount represents less than $0.01 per share.

----------------------------------------------------------------------------------------------------------------------
BERGER MID CAP VALUE FUND
For a Share Outstanding Throughout the Period
----------------------------------------------------------------------------------------------------------------------
                                                                                                      Period from
                                                                      Year Ended                  August 12, 1998(1)
                                                              September 30, 1999            to September 30, 1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    9.33                         $  10.00
From investment operations
   Net investment income (loss)                                             0.07                             0.03
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions                          2.83                            (0.70)
Total from investment operations                                            2.90                            (0.67)
Less dividends and distributions
   Dividends (from net investment income)                                  (0.06)                              --
Total dividends and distributions                                          (0.06)                              --
Net asset value, end of period                                         $   12.17                         $   9.33
Total Return(2)                                                            31.12%                           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                            $  22,918                         $ 19,710
   Net expense ratio to average net assets(3)                               1.62%                            1.68%(4)
   Ratio of net income (loss) to average net assets                         0.54%                            2.30%(4)
   Gross expense ratio to average net assets                                1.62%                            1.68%(4)
   Portfolio turnover rate(2)                                                154%                              25%

1. Commencement of investment operations.
2. Not annualized.
3. Net expenses represents gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.

See notes to financial statements.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              75
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
BERGER 100 FUND
For a Share Outstanding Throughout the Period
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended September 30,
                                                           -----------------------------------------------------------------------
                                                               1999            1998          1997(1)      1996(1)        1995(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    11.99      $    21.51      $    19.64   $    18.89    $     15.96
From investment operations
   Net investment income (loss)                                 (0.00)(2)          --           (0.09)       (0.08)         (0.04)
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions               4.55           (2.57)           4.73         1.76           2.97
Total from investment operations                                 4.55           (2.57)           4.64         1.68           2.93
Less dividends and distributions
   Distributions (from capital gains)                           (0.98)          (6.95)          (2.77)       (0.93)            --
Total dividends and distributions                               (0.98)          (6.95)          (2.77)       (0.93)            --
Net asset value, end of period                             $    15.56      $    11.99      $    21.51   $    19.64    $     18.89
Total Return                                                    38.96%         (16.08)%         26.50%        9.36%         18.36%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                $1,333,794      $1,286,828      $1,889,048   $2,012,706    $ 2,205,678
   Net expense ratio to average net assets(3)                    1.36%           1.38%           1.41%        1.42%          1.49%
   Ratio of net income (loss) to average net assets             (0.38)%         (0.38)%         (0.40)%      (0.43)%        (0.28)%
   Gross expense ratio to average net assets                     1.36%           1.38%           1.41%        1.42%          1.49%
   Portfolio turnover rate                                        274%            280%            200%         122%           114%

1. Per share calculations for the period were based on average shares outstanding.
2. Amount represents less than $0.01 per share.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

----------------------------------------------------------------------------------------------------------------------------------
BERGER GROWTH AND INCOME FUND
For a Share Outstanding Throughout the Period
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended September 30,
                                                           -----------------------------------------------------------------------
                                                               1999             1998            1997        1996           1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  13.60        $  16.72        $  14.06     $  12.89       $  11.48
From investment operations
   Net investment income (loss)                                 (0.00)(3)        0.04            0.14         0.20           0.16
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions               4.53           (0.30)           4.28         1.17           1.43
Total from investment operations                                 4.53           (0.26)           4.42         1.37           1.59
Less dividends and distributions
   Dividends (from net investment income)                          --           (0.03)          (0.13)       (0.20)         (0.18)
   Dividends (in excess of net investment income)               (0.01)          (0.01)             --           --             --
   Distributions (from capital gains)                           (2.80)          (2.82)          (1.63)          --             --
Total dividends and distributions                               (2.81)          (2.86)          (1.76)       (0.20)         (0.18)
Net asset value, end of period                               $  15.32        $  13.60        $  16.72     $  14.06       $  12.89
Total Return                                                    38.67%          (1.60)%         34.56%       10.66%         14.05%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                  $379,356        $301,330        $357,023     $315,538       $354,396
   Net expense ratio to average net assets(1)                    1.35%           1.44%           1.51%        1.56%          1.64%
   Ratio of net income (loss) to average net assets             (0.22)%          0.25%           0.87%        1.39%          1.33%
   Gross expense ratio to average net assets                     1.35%           1.44%           1.51%        1.56%          1.64%
   Portfolio turnover rate                                        173%            417%(2)         173%         112%            85%

1. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
2. Portfolio turnover was greater than anticipated during this period as a result of higher than normal trading activity undertaken in response to market conditions that existed at that time.
3. Amount represents less than $0.01 per share.

See notes to financial statements.

Berger Funds                    September 30, 1999                 Annual Report
76
--------------------------------------------------------------------------------

                               FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------
BERGER BALANCED FUND
For a Share Outstanding Throughout the Period
------------------------------------------------------------------------------------------------
                                                                      Years Ended September 30,
                                                                      -------------------------
                                                                       1999            1998(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  13.28         $  10.00
From investment operations
   Net investment income                                                 0.23             0.22
   Net realized and unrealized gains from
     investments and foreign currency transactions                       4.69             5.17
Total from investment operations                                         4.92             5.39
Less dividends and distributions
   Dividends (from net investment income)                               (0.23)           (0.21)
   Distributions (from capital gains)                                   (1.35)           (1.90)
Total dividends and distributions                                       (1.58)           (2.11)
Net asset value, end of period                                       $  16.62         $  13.28
Total Return                                                            39.41%           56.77%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                          $122,766          $30,721
   Net expense ratio to average net assets(2)                            1.23%            1.50%
   Ratio of net income to average net assets                             1.63%            1.81%
   Gross expense ratio to average net assets                             1.23%            1.57%
   Portfolio turnover rate                                                227%             658%(3)

1. The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.
2. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
3. Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

-------------------------------------------------------------------------------------------------------------------
BERGER/BIAM INTERNATIONAL FUND
For a Share Outstanding Throughout the Period
-------------------------------------------------------------------------------------------------------------------
                                                                 Years Ended September 30,              Period from
                                                                 ------------------------    November 7, 1996(1) to
                                                                   1999            1998          September 30, 1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.06         $ 11.46                    $ 10.00
From investment operations
   Net investment income (loss)                                    (0.07)           0.50(2)                    0.05
   Net realized and unrealized gains (losses) from investments      3.01           (1.46)(2)                   1.41
Total from investment operations                                    2.94           (0.96)                      1.46
Less dividends and distributions
   Dividends (from net investment income)                          (0.47)          (0.06)                        --
   Distributions (in excess of capital gains)                      (0.02)          (0.38)                        --
Total dividends and distributions                                  (0.49)          (0.44)                        --
Net asset value, end of period                                   $ 12.51         $ 10.06                    $ 11.46
Total Return(3)                                                    29.64%          (8.46)%                    14.60%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                      $23,014         $16,515                    $18,673
   Net expense ratio to average net assets(4,5)                     1.76%           1.80%                      1.90%(6)
   Ratio of net income (loss) to average net assets                 (0.01)%         2.20%                      0.61%(6)
   Gross expense ratio to average net assets(5)                     1.77%           1.83%                      1.99%(6)
   Portfolio turnover rate(3,7)                                       16%             17%                        17%

1. Commencement of investment operations.
2. Restated.
3. Not annualized.
4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.
5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.
6. Annualized.
7. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

See notes to financial statements.

Annual Report                 September 30, 1999                    Berger Funds
                                                                              77
--------------------------------------------------------------------------------

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Boards of Directors/Trustees and Shareholders of Berger One Hundred Fund,
     Inc., Berger Growth and Income Fund, Inc., Berger Omni Investment Trust, Berger Investment Portfolio Trust, and Berger/BIAM Worldwide Funds Trust, and to the Board of Trustees and Investors of Berger/BIAM Worldwide Portfolios Trust
--------------------------------------------------------------------------------

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights or ratios/supplemental data, as applicable, present fairly, in all material respects, the financial position of Berger One Hundred Fund, Inc., Berger Growth and Income Fund, Inc., Berger Small Cap Value Fund (the sole fund comprising Berger Omni Investment Trust), Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund (constituting Berger Investment Portfolio Trust), Berger/BIAM International Portfolio (the sole portfolio comprising Berger/BIAM Worldwide Portfolios Trust), and Berger/BIAM International Fund (one of the funds constituting Berger/BIAM Worldwide Funds Trust) (collectively, the "Funds") at September 30, 1999, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights or ratios/supplemental data for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights or ratios/supplemental data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of The Omni Investment Fund (now known as Berger Omni Investment Trust) and InformationTech 100 Fund (now known as Berger Information Technology Fund) for the years ended December 31, 1996 and February 28, 1999, respectively, were audited by other independent accountants whose reports dated January 24, 1997 and March 26, 1999, respectively, expressed unqualified opinions on those financial statements.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 4, 1999

                                                                ----------------
[LOGO]  Shareholders with questions should write                    Bulk Rate
        to: Berger Funds, P.O. Box 5005,                          U.S. Postage
        Denver, CO 80217, or call (800) 551-5849.                     PAID
        Visit our website at bergerfunds.com.                      Berger Funds
                                                                ----------------

BERGER FUNDS
210 University Blvd
Denver, CO 80206




                                                                           COMAR

                           INTERNATIONAL
                              EQUITY
                               FUND


                        SEPTEMBER 30, 1999
                           ANNUAL REPORT

--------------------------------------------------------------------------------
                             INTERNATIONAL
                            TABLE OF CONTENTS
                               EQUITY FUND

              INTERNATIONAL EQUITY FUND
              PORTFOLIO MANAGER COMMENTARY..................    2

              STATEMENT OF ASSETS AND LIABILITIES...........    5

              STATEMENT OF OPERATIONS.......................    6

              STATEMENT OF CHANGES IN NET ASSETS............    7

              NOTES TO FINANCIAL STATEMENTS.................    8

              FINANCIAL HIGHLIGHTS..........................   12

              REPORT OF INDEPENDENT ACCOUNTANTS.............   13

              BERGER/BIAM INTERNATIONAL PORTFOLIO

              SCHEDULE OF INVESTMENTS.......................   15

              STATEMENT OF ASSETS AND LIABILITIES...........   20

              STATEMENT OF OPERATIONS.......................   21

              STATEMENT OF CHANGES IN NET ASSETS............   22

              NOTES TO FINANCIAL STATEMENTS.................   23

              REPORT OF INDEPENDENT ACCOUNTANTS.............   28

--------------------------------------------------------------------------------
                             INTERNATIONAL
                      PORTFOLIO MANAGER COMMENTARY
                               EQUITY FUND

PERFORMANCE

   The International Equity Fund (the "Fund") had a total return of 30.36%(1) for the year ended September 30, 1999 compared to 31.32% for the MSCI EAFE Index.(2)

  Global equity markets began the fiscal year last October with strong performances, prompted primarily by interest rate reductions in both the U.S. and Europe. In January, European markets benefited from the introduction of the new single currency, the euro, and Japanese markets enjoyed positive investor sentiment as a result of overseas buying. Markets in the rest of the Pacific region turned in mixed results largely due to a pick-up in sentiment towards Japan and the phenomenon of western multinationals seeking stakes in Asian companies.

  By the second calendar quarter 1999, the new euro currency received negative press following a steady decline against the U.S. dollar and other major currencies. We believe the euro is acting as a catalyst for change, however, and increasing competition across Europe.

  We remained extremely cautious about investing in Southeast Asia this year, even though the acute financial crisis appears to be over. Although Japanese figures have been strong, we believe Japan is a stock-picker's market because not all companies will deliver on the promises they are making to investors. As a result, we added to our Japanese holdings over the year on a stock-by-stock basis.

YEAR IN REVIEW

   Two groups of stocks led our portfolio higher this fiscal year: those in the Growth in Telecommunications theme and Japanese-quoted stocks, particularly those in our Technological Innovation theme.

  The most notable performers among Growth in Telecommunications stocks for the year were German-quoted Mannesmann and NTT Mobile Communications Network. NTT Mobile Communications Network was among our strongest contributors during the past six months. The company is Japan's dominant cellular phone operator and its stock rose on the belief that the company will benefit from growing demand for data transmission services through cellular phones. Two holdings--UK-quoted Vodafone AirTouch Group and Telecom Italia--were involved in the merger and acquisition activity that engulfed global telecommunication companies earlier in the year.

  Japanese-quoted stocks began their comeback early in our fiscal year and have been our leading performers since March 31. Electronics exporters, in particular, did well on the

                                                       INTERNATIONAL EQUITY FUND

back of buoyant global demand for PCs, copiers, printers, mobile phones and their related components. Leading the way was Murata Manufacturing, which raised its net profit forecast by 25% for the coming year and announced plans to increase its production capacity in response to demand for the electronic components used in cellular phones. Semiconductor manufacturer Rohm also increased its profit projections on the heels of higher-than-expected sales of circuits for mobile communications equipment.

  The primary reason we slightly lagged our benchmark for the year was the performance of stocks in the Positive Banking Environment theme. After strengthening early in the year, these stocks faltered the second half, largely due to a negative interest rate environment. (Both the U.S. Federal Reserve Board and the Bank of England raised interest rates in response to upward pressure on inflation rates attributable to a stronger global economy.) One example of the impact of interest-rate concerns was the response to National Australia Bank. Even though the bank released results that were greeted positively by analysts, its stock price fell.

LOOKING AHEAD

   The pace of global economic change continues to accelerate and all of the world's major economic regions are expanding. Europe is benefiting from the combined effects of a monetary policy biased towards stimulating growth, a competitive currency and general global recovery. The latest economic data in the UK also reveal a significant acceleration in growth. Surveys show that business confidence is increasing while unemployment is falling. Economic activity in the Pacific Region continues its strong rebound.

  As global growth gathers pace, we have been paying close attention to developments in Japan. We are gradually beginning to be convinced that this year's economic recovery may be sustainable. But, while many Japanese companies are making very encouraging statements about restructuring, there is significant execution risk for investors who are looking to take advantage of these changes. There is a danger that Japanese companies may avoid making painful decisions simply because their stock prices have recovered from their lows. Having said that, we believe that there is real and substantial restructuring underway in Japan and we are attempting to identify companies that are in the forefront of this change.

  (1) PERFORMANCE FIGURES ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  (2) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX REPRESENTS MAJOR OVERSEAS STOCK MARKETS. IT IS AN UNMANAGED INDEX, WITH DIVIDENDS REINVESTED. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

INTERNATIONAL EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF        INTERNATIONAL  MSCI EAFE     COST OF
$1,000,000 INVESTMENT IN INTERNATIONAL   EQUITY FUND     INDEX     LIVING INDEX
EQUITY FUND VS. MSCI EAFE INDEX          $1,000,000    $1,000,000   $1,000,000
AND COST OF LIVING INDEX
INITIAL INVESTMENT $1,000,000
9/30/89
           VALUE OF SHARES
9/30/90                                    $1,076,693    $726,114    $1,061,600
9/30/91                                    $1,260,955    $888,079    $1,097,600
9/30/92                                    $1,499,004    $827,833    $1,130,400
9/30/93                                    $1,750,996  $1,049,311    $1,160,800
9/30/94                                    $1,932,271  $1,155,444    $1,195,200
9/30/95                                    $2,202,191  $1,226,021    $1,225,600
9/30/96                                    $2,471,115  $1,335,601    $1,262,400
9/30/97                                    $2,872,830  $1,602,475    $1,289,600
9/30/98                                    $2,649,570  $1,381,030    $1,308,800
9/30/99                                    $3,453,951  $1,813,506    $1,336,800
International Equity Fund(*)
Average Annual Total Return
As of September 30, 1999
1 Year                                        5 Years    10 Years
30.36%                                         12.32%      13.20%
Past performance is not predictive
of future performance.
                                        International   MSCI EAFE       Cost Of
                                          Equity Fund       Index  Living Index
                                           $3,453,951  $1,813,506    $1,336,800

* PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A LOSS WHEN YOU SELL SHARES. PERFORMANCE FIGURES ARE HISTORICAL AND, IN PART, REFLECT THE PERFORMANCE OF A POOL OF ASSETS ADVISED BY BIAM (BANK OF IRELAND ASSET MANAGEMENT) FOR PERIODS BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS ON OCTOBER 11, 1996, ADJUSTED TO REFLECT ANY INCREASED EXPENSES ASSOCIATED WITH OPERATING THE FUND. THE ASSET POOL WAS NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THEREFORE WAS NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE POOL HAD BEEN REGISTERED, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

                                                       INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                          SEPTEMBER 30, 1999
----------------------------------------------------------------------------
ASSETS
Investment in Berger/BIAM International Portfolio
 ("Portfolio"), at value                                     $10,188,173
----------------------------------------------------------------------------
    Total Assets                                              10,188,173
----------------------------------------------------------------------------
LIABILITIES
Accrued administrative services fee                                  850
----------------------------------------------------------------------------
    Total Liabilities                                                850
----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                  $10,187,323
============================================================================
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                      $ 8,525,969
Accumulated net investment loss                                  (62,355)
Undistributed net realized loss from investments and
 foreign currency transactions allocated from
 Portfolio                                                      (388,079)
Net unrealized appreciation of investments
 and foreign currency transactions                             2,111,788
----------------------------------------------------------------------------
                                                             $10,187,323
============================================================================
Shares Outstanding (par value $0.01, unlimited shares
 authorized)                                                     799,021
============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE                                                       $     12.75
============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

                                                              YEAR ENDED
                                                          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Dividends (net of foreign withholding taxes of
 $21,059)                                                      $  151,328
Interest                                                           14,943
Portfolio expenses (net of earnings credits and fee
 waivers totaling $1,467)                                         (94,443)
-----------------------------------------------------------------------------
    Net Investment Income Allocated from Portfolio                 71,828
-----------------------------------------------------------------------------
FUND EXPENSES
Administrative services fee                                         9,532
-----------------------------------------------------------------------------
    Total Fund Expenses                                             9,532
-----------------------------------------------------------------------------
Net Investment Income                                              62,296
=============================================================================
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM
 PORTFOLIO
Net realized loss on investments and foreign currency
 transactions                                                    (202,341)
Net change in unrealized appreciation on investments
 and foreign currency transactions                              2,389,729
-----------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments and
 Foreign Currency Transactions Allocated from
 Portfolio                                                      2,187,388
-----------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations           $2,249,684
=============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED SEPTEMBER 30,                                        1999              1998
------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                        $    62,296       $   222,763
Net realized loss on investments and foreign currency
 transactions allocated from Portfolio                          (202,341)         (184,550)
Net change in unrealized appreciation (depreciation) on
 investments and foreign currency transactions allocated
 from Portfolio                                                2,389,729          (910,289)
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                    2,249,684          (872,076)
------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                           (220,704)          (73,365)
In excess of net realized gains on investments and foreign
 currency transactions                                            (4,308)         (312,233)
------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions
 to Shareholders                                                (225,012)         (385,598)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                      3,374,365         3,274,818
Net asset value of shares issued in reinvestment of
 dividends and distributions                                     141,880           376,087
Payments for shares redeemed                                  (2,502,514)       (1,587,277)
------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share
 Transactions                                                  1,013,731         2,063,628
------------------------------------------------------------------------------------------
Net Increase in Net Assets                                     3,038,403           805,954
------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                            7,148,920         6,342,966
------------------------------------------------------------------------------------------
End of period                                                $10,187,323       $ 7,148,920
==========================================================================================
Undistributed net investment income/
 (Accumulated net investment loss)                           $   (62,355)      $   250,609
==========================================================================================
TRANSACTIONS IN FUND SHARES
Shares sold                                                      281,520           277,815
Shares issued to shareholders in reinvestment of dividends
 and distributions                                                12,217            36,630
Shares redeemed                                                 (208,199)         (145,764)
------------------------------------------------------------------------------------------
Net Increase in Shares                                            85,538           168,681
------------------------------------------------------------------------------------------
Shares outstanding, beginning of period                          713,483           544,802
------------------------------------------------------------------------------------------
Shares outstanding, end of period                                799,021           713,483
==========================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The International Equity Fund (the "Fund"), formerly known as the Berger/BIAM International Institutional Fund prior to June 20, 1997, is a series of the Berger/BIAM Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund, Berger/BIAM International Fund and Berger/BIAM International CORE Fund, are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series.

   The investment objective of the Fund is long-term capital appreciation. The Fund will invest all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/BIAM Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (4% at September 30, 1999). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. All costs in organizing the Trust were borne by BBOI Worldwide LLC, the investment advisor of the Portfolio (the "Advisor"). The Advisor has delegated the daily investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "Sub-Advisor"), which owns 50% of the Advisor. Berger LLC ("Berger"), formerly Berger Associates, Inc., owns the remaining 50% of the Advisor.

   Effective September 30, 1999, Berger Associates, Inc. transferred its operating assets and business to Berger. The transfer did not change the investment objective or principal investment strategies of the Fund, or result in any change to the day-to-day management of the Fund's investments.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

                                                       INTERNATIONAL EQUITY FUND

INVESTMENT VALUATION

   Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany these Financial Statements for the Fund.

CALCULATION OF NET ASSET VALUE

   The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

   As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, recordkeeping and pricing agent fees) of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

FEDERAL INCOME TAXES

   Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

FEDERAL INCOME TAX STATUS

   Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

   For the fiscal year ended September 30, 1999, 100% of the capital gain distributions of the Fund were long-term capital gains.

   The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in-capital.

INTERNATIONAL EQUITY FUND

   During the year ended September 30, 1999, the following reclassifications were made:

Paid-in-Capital                     $ 116,491
Undistributed Net Investment
  Income                             (154,556)
Undistributed Net Realized Gain        38,065

   At September 30, 1999, the Fund had a capital loss carryover in the amount of $315,964, expiring on September 30, 2007, which may be used to offset future realized capital gains for federal income tax purposes.

   During the year ended September 30, 1999, the Fund paid $21,059 of foreign taxes on $541,518 of foreign source income. The Fund will make the foreign tax credit election to pass these taxes through to shareholders.

   For the year ended September 30, 1999, the Fund incurred and elected to defer post-October 31 net capital and/or currency losses totaling $169,207 to the year ended September 30, 2000.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

   Under an Administrative Services Agreement with the Fund, the Advisor serves as the administrator of the Fund. Pursuant to such Agreement, the Fund is obligated to pay the Advisor a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or the Advisor's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the Agreement, the Advisor is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, legal services, printing and mailing to shareholders of prospectuses and other required communications and certain other administrative services. The Advisor has delegated the administration of the Fund to Berger. For such services, the Advisor pays Berger a sub-administration fee equal to 0.25% of the Fund's average daily net assets. Berger has voluntarily waived such sub-administration fee from the Commencement of Investment Operations through September 30, 1999.

   Investors Fiduciary Trust Company ("IFTC") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of

                                                       INTERNATIONAL EQUITY FUND
the Fund, and to perform certain accounting and recordkeeping functions. In addition, IFTC has been appointed to serve as the Fund's custodian, transfer agent and dividend disbursing agent. The cost of such services are covered under the Administrative Services Agreement with the Advisor, as mentioned above.

   Certain officers and trustees of the Trust are officers and directors of Berger, the Advisor or BIAM. Trustees who are not affiliated with Berger, the Advisor or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger 100 Fund, Berger Growth and Income Fund, and Berger Balanced Fund) and the Portfolio, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                              YEARS ENDED
                                             SEPTEMBER 30,              PERIOD FROM
                                         ----------------------    OCTOBER 11, 1996(1) TO
                                           1999         1998         SEPTEMBER 30, 1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $ 10.02     $ 11.64             $ 10.00
------------------------------------------------------------------------------------------
From Investment Operations
  Net investment income (loss)             (0.15)       0.39(2)             0.10
  Net realized and unrealized gains
   (losses) from securities and
   foreign
   currency transactions                    3.17       (1.28)(2)            1.54
------------------------------------------------------------------------------------------
    Total from investment operations        3.02       (0.89)               1.64
------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment
   income)                                 (0.28)      (0.14)                 --
  Distributions (in excess of capital
   gains)                                  (0.01)      (0.59)                 --
------------------------------------------------------------------------------------------
    Total dividends and distributions      (0.29)      (0.73)                 --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $ 12.75     $ 10.02             $ 11.64
==========================================================================================
    Total Return (3)                       30.36%     (7.77%)             16.40%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                              $10,187     $ 7,149             $ 6,343
Net expense ratio to average
 net assets (4)(5)                          1.10%      1.08%               1.25%(6)
Ratio of net income to average
 net assets                                 0.65%      3.30%               1.03%(6)
Gross expense ratio to average
 net assets (5)                             1.11%      1.12%               1.34%(6)
Portfolio turnover rate (3)(7)                16%        17%                 17%

                   1.   COMMENCEMENT OF INVESTMENT OPERATIONS.

                   2.   RESTATED.

                   3.   NOT ANNUALIZED.

                   4.   NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED
                        BY THE PORTFOLIO'S ADVISOR.

                   5.   REFLECTS THE FUND'S EXPENSES PLUS THE FUND'S PRO RATA SHARE
                        OF THE PORTFOLIO'S EXPENSES.

                   6.   ANNUALIZED.

                   7.   REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE PORTFOLIO. ALL
                        OF THE INVESTABLE ASSETS OF THE FUND ARE INVESTED IN THE
                        PORTFOLIO.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                             INTERNATIONAL
                    REPORT OF INDEPENDENT ACCOUNTANTS
                               EQUITY FUND

To the Board of Trustees and Shareholders of International Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund (one of the funds constituting Berger/BIAM Worldwide Funds Trust, hereafter referred to as the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period
October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
November 4, 1999

                                  BERGER/BIAM
                            INTERNATIONAL PORTFOLIO

                                 ANNUAL REPORT

               The following pages should be read in conjunction
                       with the International Equity Fund
                                 Annual Report.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

                                                         SCHEDULE OF INVESTMENTS
                                                              SEPTEMBER 30, 1999

COUNTRY/
SHARES        COMPANY                  INDUSTRY                              VALUE
------        -------                  --------                              -----
                                COMMON STOCK - 96.51%
AUSTRALIA (4.40%)
    36,425    Brambles Industries      Business & Industrial Services     $  1,055,363
              Ltd.
   236,150    National Australia       Commercial Banks & Other Banks        3,458,993
              Bank Ltd.*
   487,006    News Corp. Ltd.*         Media                                 3,419,296
   467,695    Telstra Corp. Ltd.*      Utilities                             2,425,525
   212,370    Westpac Banking Corp.    Commercial Banks & Other Banks        1,310,919
              Ltd.*
                                                                          ------------
                                                                            11,670,096
                                                                          ------------
DENMARK (0.55%)
    24,375    Tele Danmark A.S.*       Utilities                             1,455,746
                                                                          ------------
FRANCE (7.79%)
    18,626    Alcatel Alsthom*         Computer/Commercial/Office
                                       Equipment                             2,568,434
    40,932    AXA-UAP*                 Insurance - Multi/Property/
                                       Casualty                              5,181,959
    34,250    Michelin - Class B*      Automobile Components                 1,617,614
    41,322    Total S.A. -             Oil                                   5,196,105
              Class B*
    86,557    Vivendi*                 Diversified Holding Companies         6,083,212
                                                                          ------------
                                                                            20,647,324
                                                                          ------------
GERMANY (9.25%)
   105,742    Bayerische Motoren       Automobiles                           2,992,886
              Werk A.G. DM
    41,060    Bayerische Hypo          Commercial Banks & Other Banks        2,397,806
              Vereinsbank A.G.
    85,935    Hoechst A.G.             Chemicals                             3,742,736
    68,855    Mannesmann A.G.*         Machinery & Engineering
                                       Services                             11,006,341
    57,121    Veba A.G.                Diversified Industrials               3,131,812
    67,080    Viag A.G. DM*            Utilities                             1,272,411
                                                                          ------------
                                                                            24,543,992
                                                                          ------------
HONG KONG (0.63%)
   148,000    Cheung Kong              Real Estate                           1,233,682
              (Holdings) Ltd.
   144,500    Hong Kong Electric       Utilities                               448,318
              Holdings
                                                                          ------------
                                                                             1,682,000
                                                                          ------------

BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES        COMPANY                  INDUSTRY                              VALUE
------        -------                  --------                              -----
                               COMMON STOCK - CONTINUED
ITALY (2.44%)
   306,353    ENI S.p.A.*              Oil                                $  1,922,879
   524,257    Telecom Italia           Utilities                             4,558,783
              S.p.A.*
                                                                          ------------
                                                                             6,481,662
                                                                          ------------
JAPAN (18.41%)
     5,400    ACOM Co. Ltd.*           Insurance - Multi/Property/
                                       Casualty                                709,070
    83,000    Bank of Tokyo-           Commercial Banks & Other Banks        1,275,542
              Mitsubishi Ltd.+
   207,000    Canon, Inc.+             Computer/Commercial/Office
                                       Equipment                             6,031,581
    65,000    Fuji Photo Film Co.      Photo Equipment & Supplies            2,230,002
              Ltd.
    53,000    Honda Motor Co. Ltd.     Automobiles                           2,221,825
     9,000    Hoya Corp.               Electronics & Instruments               544,788
   112,000    Kao Corp.                Food & Grocery Products               3,168,718
     5,200    Keyence Corp.            Electronics & Instruments             1,392,988
     4,700    Mabuchi Motor Co.        Electronics & Instruments               612,294
              Ltd.
    47,000    Murata Manufacturing     Electronics & Instruments             4,726,948
              Co. Ltd.+
       325    NTT Mobile               Utilities                             6,415,076
              Communications
              Network, Inc.+
    11,700    Rohm Company Ltd.        Electronics & Instruments             2,446,893
   104,000    Shiseido Co. Ltd.        Health & Personal Care                1,554,281
    50,100    Sony Corp.               Household Durables & Appliances       7,492,160
   137,000    Takeda Chemical          Health & Personal Care                7,404,361
              Industries
     3,600    Takefuji Corp.           Insurance - Multi/Property/
                                       Casualty                                599,943
                                                                          ------------
                                                                            48,826,470
                                                                          ------------
MALAYSIA (0.13%)
   103,000    Hume Industries          Construction & Building
              Malaysia Bhd             Materials                                81,315
   219,400    Sime Darby Bhd           Diversified Holding Companies           254,042
                                                                          ------------
                                                                               335,357
                                                                          ------------
NETHERLANDS (9.21%)
   131,580    ABN Amro Holdings        Commercial Banks & Other Banks        2,958,604
              N.V.
    71,000    Elsevier N.V.*           Media                                   730,130
    38,877    Fortis N.V.              Commercial Banks & Other Banks        1,257,378
   157,167    ING Groep N.V.*          Insurance - Multi/Property/
                                       Casualty                              8,541,735

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES        COMPANY                  INDUSTRY                              VALUE
------        -------                  --------                              -----
                               COMMON STOCK - CONTINUED
   107,280    Koninklijke Ahold        Retail Trade                       $  3,532,578
              N.V.*
    70,365    Koninklijke KPN N.V.*    Utilities                             3,085,610
    48,480    Royal Dutch Petroleum    Oil                                   2,815,617
              Co.
    58,840    TNT Post Group N.V.      Utilities                             1,498,598
                                                                          ------------
                                                                            24,420,250
                                                                          ------------
NEW ZEALAND (0.15%)
   101,787    Telecom Corp. of New     Utilities                               401,364
              Zealand*
                                                                          ------------
PORTUGAL (0.28%)
    46,450    Electricidade de         Utilities                               733,581
              Portugal S.A.
                                                                          ------------
SINGAPORE (2.17%)
   300,027    Development Bank of      Commercial Banks & Other Banks        3,355,215
              Singapore Ltd.
    89,000    Oversea-Chinese          Commercial Banks & Other Banks          691,465
              Banking Corp. Ltd.+
   109,000    Singapore Press          Media                                 1,719,364
              Holdings Ltd.*
                                                                          ------------
                                                                             5,766,044
                                                                          ------------
SOUTH KOREA (0.79%)
    29,125    Korea Telecom Corp.      Utilities                             1,077,625
              ADR*
    32,700    Pohang Iron & Steel      Mining, Metals & Minerals             1,023,918
              Company Ltd. ADR
                                                                          ------------
                                                                             2,101,543
                                                                          ------------
SPAIN (2.29%)
   322,472    Banco De Santander       Commercial Banks & Other Banks        3,336,766
              S.A.*
   170,109    Telefonica S.A.*         Utilities                             2,724,588
                                                                          ------------
                                                                             6,061,354
                                                                          ------------
SWEDEN (0.22%)
    18,800    Telefonaktiebolaget      Utilities                               585,038
              LM Ericsson - B
              Shares
                                                                          ------------
SWITZERLAND (10.15%)
     2,052    Alusuisse Lonza Group    Fabricated Metal Products             2,364,376
              A.G.*
     2,870    Nestle S.A.*             Food & Grocery Products               5,396,679
     3,221    Novartis A.G. Reg.*      Health & Personal Care                4,780,920
       448    Roche Holding A.G.*      Health & Personal Care                5,187,384

BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES        COMPANY                  INDUSTRY                              VALUE
------        -------                  --------                              -----
                               COMMON STOCK - CONTINUED
     2,492    Schweizerische           Insurance - Multi/Property/
              Rueckversicherungs*      Casualty                           $  4,976,688
    14,921    Union Bank of            Commercial Banks & Other Banks        4,208,563
              Switzerland A.G. Reg.
                                                                          ------------
                                                                            26,914,610
                                                                          ------------
THAILAND (0.11%)
   143,000    Bangkok Bank PLC*        Commercial Banks & Other Banks          281,351
                                                                          ------------
UNITED KINGDOM (27.54%)
   320,220    Allied Zurich PLC        Insurance - Multi/Property/
                                       Casualty                              3,758,095
   101,630    AstraZeneca PLC          Health & Personal Care                4,260,697
   179,100    Barclays PLC             Commercial Banks & Other Banks        5,256,259
   309,767    British American         Beverage Industry/Tobacco
              Tobacco PLC              Manufacturing                         2,656,456
   314,030    Cable & Wireless PLC     Utilities                             3,416,665
   357,310    Cadbury Schweppes PLC    Beverage Industry/Tobacco
                                       Manufacturing                         2,480,447
   347,260    Diageo Ordinary PLC      Beverage Industry/Tobacco
                                       Manufacturing                         3,546,715
   100,276    Emi Group PLC Ord -      Media                                   732,841
              Class B*
   204,675    Glaxo Wellcome PLC       Health & Personal Care                5,336,417
   428,232    Granada Group PLC        Entertainment/Leisure/Toys            3,665,323
   402,200    Hilton Group PLC         Entertainment/Leisure/Toys            1,396,864
   120,000    HSBC Holdings PLC        Commercial Banks & Other Banks        1,374,906
   620,164    Invensys PLC             Machinery & Engineering
                                       Services                              3,021,538
    20,701    Kingfisher PLC           Retail Trade                            221,820
   331,680    Lloyds TSB Group PLC     Commercial Banks & Other Banks        4,121,886
    55,017    National Power PLC       Utilities                               428,792
   113,520    National Westminster     Commercial Banks & Other Banks        2,645,851
              Bank PLC
   241,350    Old Mutual PLC*          Insurance - Multi/Property/
                                       Casualty                                514,454
    77,520    Pearson PLC              Media                                 1,662,600
   369,765    Prudential PLC           Insurance - Life & Agents/
                                       Brokers                               5,678,547
    51,760    Railtrack Group PLC      Road & Rail                           1,088,817
   651,232    Shell Transport &        Oil                                   4,866,552
              Trading Co. PLC

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PAR VALUE     COMPANY                  INDUSTRY                              VALUE
---------     -------                  --------                              -----
                               COMMON STOCK - CONTINUED
   185,300    TI Group PLC             Machinery & Engineering
                                       Services                           $  1,354,216
   376,400    Vodafone AirTouch        Utilities                             8,909,192
              Group PLC
    68,163    WPP Group PLC            Media                                   633,909
                                                                          ------------
                                                                            73,029,859
                                                                          ------------
              TOTAL COMMON STOCK (cost $205,584,576)                       255,937,641
                                                                          ------------
                             REPURCHASE AGREEMENT - 1.58%
U.S.A.
$4,197,000    State Street Repurchase Agreement, 4.85% dated
              September 30, 1999, to be repurchased at $4,197,565 on
              October 1, 1999, collateralized by FNMA Agency Note,
              5.25% - January 10, 2001, with a value of $4,281,350           4,197,000
                                                                          ------------
              TOTAL REPURCHASE AGREEMENT (Cost $4,197,000)                   4,197,000
                                                                          ------------
Total Investments (Cost $209,781,576)(98.09%)                              260,134,641
Total Other Assets, Less Liabilities (1.91%)                                 5,076,729
                                                                          ------------
Net Assets (100.00%)                                                      $265,211,370
                                                                          ============

*  NON-INCOME PRODUCING SECURITY.

+  SECURITY IS DESIGNATED AS COLLATERAL FOR FORWARD FOREIGN CURRENCY CONTRACTS.

ADR AMERICAN DEPOSITARY RECEIPT.

PLC PUBLIC LIMITED COMPANY.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                              UNREALIZED
                                             CONTRACT      MATURITY         VALUE ON         APPRECIATION
                        CURRENCY              AMOUNT         DATE      SEPTEMBER 30, 1999   (DEPRECIATION)
                        --------              ------         ----      ------------------   --------------
Sell                    Japanese Yen        269,978,000   10/21/1999       $ 2,547,852         $(287,487)
Sell                    Japanese Yen        270,196,000    11/9/1999         2,558,412           (97,610)
Sell                    Japanese Yen        347,845,000   11/18/1999         3,306,350          (234,733)
Sell                    Japanese Yen        292,626,000   11/24/1999         2,777,469          (113,600)
Sell                    Japanese Yen        222,954,000   11/30/1999         2,118,259           (89,560)
Sell                    Japanese Yen        508,714,000    1/18/2000         4,873,933           (70,801)
                                                                           -----------         ---------
                                                                           $18,182,275         $(893,791)
                                                                           ===========         =========

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                $209,781,576
-----------------------------------------------------------------------------------
Investments, at value                                               $260,134,641
Cash                                                                       1,577
Foreign cash (cost $2,981,614)                                         3,003,561
Receivables
  Investment securities sold                                             189,943
  Contributions                                                        4,813,729
  Dividends                                                              801,571
  Interest                                                                   565
  Due from Advisor                                                        16,469
-----------------------------------------------------------------------------------
    Total Assets                                                     268,962,056
-----------------------------------------------------------------------------------
LIABILITIES
Payables
  Investment securities purchased                                      1,553,600
  Withdrawals                                                          1,059,298
  Accrued investment advisory fees                                       192,775
  Accrued custodian fees                                                  22,722
  Accrued audit fees                                                      28,500
Net unrealized depreciation on forward foreign currency
 contracts                                                               893,791
-----------------------------------------------------------------------------------
    Total Liabilities                                                  3,750,686
-----------------------------------------------------------------------------------
NET ASSETS                                                          $265,211,370
===================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS

                                                                    YEAR ENDED
                                                                SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (net of foreign tax withholding of $482,012)            $  3,523,283
  Interest                                                               355,089
-----------------------------------------------------------------------------------
    Total Income                                                       3,878,372
-----------------------------------------------------------------------------------
Expenses
  Investment advisory fees                                             2,010,034
  Accounting fees                                                         48,561
  Custodian fees                                                          96,448
  Registration fees                                                        3,535
  Audit fees                                                              37,500
  Legal fees                                                               6,863
  Trustees' fees and expenses                                             22,213
  Shareholder reporting fees                                               9,233
  Other expenses                                                          13,735
-----------------------------------------------------------------------------------
    Gross Expenses                                                     2,248,122
    Less fees waived by Advisor                                          (16,581)
    Less earnings credits                                                (22,800)
-----------------------------------------------------------------------------------
    Net Expenses                                                       2,208,741
-----------------------------------------------------------------------------------
    Net Investment Income                                              1,669,631
-----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
  Net realized loss on investments and foreign currency
   transactions                                                       (5,205,587)
  Net change in unrealized appreciation on investments and
   foreign
   currency transactions                                              58,159,547
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments and Foreign
 Currency Transactions                                                52,953,960
-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $ 54,623,591
===================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

             YEAR ENDED SEPTEMBER 30,                    1999            1998
---------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                $   1,669,631   $  5,874,066
Net realized loss on investments and foreign
 currency transactions                                  (5,205,587)    (4,726,150)
Net change in unrealized appreciation
 (depreciation) on investments and foreign currency
 transactions                                           58,159,547    (15,953,893)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                        54,623,591    (14,805,977)
---------------------------------------------------------------------------------
FROM INVESTORS' BENEFICIAL INTEREST TRANSACTIONS
Contributions                                          161,557,439    103,931,701
Withdrawals                                           (128,565,460)   (33,746,924)
---------------------------------------------------------------------------------
Net Increase in Net Assets Derived From Investors'
 Beneficial Interest Transactions                       32,991,979     70,184,777
---------------------------------------------------------------------------------
Net Increase in Net Assets                              87,615,570     55,378,800
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                    177,595,800    122,217,000
---------------------------------------------------------------------------------
End of period                                        $ 265,211,370   $177,595,800
=================================================================================

                                                YEAR ENDED
                                               SEPTEMBER 30,           PERIOD FROM
                                            -------------------     OCTOBER 11,1996(1)
                                              1999       1998     TO SEPTEMBER 30, 1997
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)    $265,211   $177,596          $122,217
Net expense ratio to average net assets(3)      1.00%      1.00%             0.89%(2)
Ratio of net income to average net assets       0.75%      3.45%             1.63%(2)
Gross expense ratio to average net assets       1.01%      1.04%             1.10%(2)
Portfolio turnover rate(4)                        16%        17%               17%

                   1.   COMMENCEMENT OF INVESTMENT OPERATIONS.
                   2.   ANNUALIZED.
                   3.   NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED
                        BY THE ADVISOR.
                   4.   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were borne by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH was an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Citizens NH sold their 23.5% interest on September 4, 1998. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

   The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside of the United States.

   The Portfolio is advised by BBOI, which has delegated daily investment management of the Portfolio to BIAM. Berger LLC ("Berger"), formerly Berger Associates, Inc., and BIAM each own 50% of BBOI. Effective September 30, 1999, Berger Associates, Inc. transferred its operating assets and business to Berger. The transfer did not result in any change to the investment objective or principal investment strategies of the Portfolio, or result in any change to the day-to-day management of the Portfolio's investments.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are

BERGER/BIAM INTERNATIONAL PORTFOLIO

valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

   Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

   The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

   BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. BBOI has agreed to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio.

   The Portfolio has also entered into recordkeeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), which also serves as the Portfolio's custodian and transfer agent. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds (which consists of Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger 100 Fund, Berger Growth & Income Fund and Berger Balanced Fund) (collectively, the "Funds"). IFTC's fees for custody, recordkeeping, pricing and transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian and by credits received from directed brokerage transactions.

   Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds and the Portfolio, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 1999, totaled $22,213.

   The Trust adopted a Trustee Fee Deferral Plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various Berger Funds until distribution in accordance with the Plan.

BERGER/BIAM INTERNATIONAL PORTFOLIO

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

   Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 1999 were as follows:

 Purchases                    Sales
-----------                -----------
$65,551,376                $33,821,723

   There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 1999.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

   At September 30, 1999, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held was as follows:

                            Gross                Gross
                          Unrealized           Unrealized
Federal Tax Cost         Appreciation         Depreciation             Net
----------------         ------------         ------------         -----------
$209,783,264             $59,176,867          $(8,825,490)         $50,351,377

FORWARD CURRENCY CONTRACTS

   The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized gains or losses on these securities are included in Net Realized Gain
(Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

REPURCHASE AGREEMENTS

   Repurchase agreements held by the Portfolio are fully collateralized by U.S. government securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO
on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

   The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4. LINE OF CREDIT

   The Portfolio, along with certain of the Berger Funds, is party to an ongoing agreement with certain banks that allows these Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific Fund or Portfolio that executes the borrowing at the Federal Funds Rate plus 50 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 1999, the Portfolio had no borrowings outstanding on the line of credit.

--------------------------------------------------------------------------------
                              BERGER/BIAM
                    REPORT OF INDEPENDENT ACCOUNTANTS
                         INTERNATIONAL PORTFOLIO

To the Board of Trustees and Investors of Berger/BIAM Worldwide Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the ratios/supplemental data present fairly, in all material respects, the financial position of Berger/BIAM International Portfolio (the sole portfolio comprising Berger/BIAM Worldwide Portfolios Trust, hereafter referred to as the "Portfolio") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the ratios/ supplemental data for each of the two years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and ratios/supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
November 4, 1999

                                                      IEFAR

BERGER FUNDS

Annual Report





                                                              September 30, 1999










                            BERGER/BIAM INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
                         BERGER/BIAM
                            TABLE OF CONTENTS
                   INTERNATIONAL CORE FUND

              BERGER/BIAM INTERNATIONAL CORE FUND
              PORTFOLIO MANAGER COMMENTARY..................    2

              STATEMENT OF ASSETS AND LIABILITIES...........    5

              STATEMENT OF OPERATIONS.......................    6

              STATEMENT OF CHANGES IN NET ASSETS............    7

              NOTES TO FINANCIAL STATEMENTS.................    8

              FINANCIAL HIGHLIGHTS..........................   12

              REPORT OF INDEPENDENT ACCOUNTANTS.............   13

              BERGER/BIAM INTERNATIONAL PORTFOLIO
              SCHEDULE OF INVESTMENTS.......................   15

              STATEMENT OF ASSETS AND LIABILITIES...........   20

              STATEMENT OF OPERATIONS.......................   21

              STATEMENT OF CHANGES IN NET ASSETS............   22

              NOTES TO FINANCIAL STATEMENTS.................   23

              REPORT OF INDEPENDENT ACCOUNTANTS.............   28

--------------------------------------------------------------------------------
                         BERGER/BIAM
                      PORTFOLIO MANAGER COMMENTARY
                   INTERNATIONAL CORE FUND

PERFORMANCE

   The Berger/BIAM International CORE Fund (the "Fund") had a total return of 30.45%(1) for the year ended September 30, 1999 compared to 31.32% for the MSCI EAFE Index.(2)

  Global equity markets began the fiscal year last October with strong performances, prompted primarily by interest rate reductions in both the U.S. and Europe. In January, European markets benefited from the introduction of the new single currency, the euro, and Japanese markets enjoyed positive investor sentiment as a result of overseas buying. Markets in the rest of the Pacific region turned in mixed results largely due to a pick-up in sentiment towards Japan and the phenomenon of western multinationals seeking stakes in Asian companies.

  By the second calendar quarter 1999, the new euro currency received negative press following a steady decline against the U.S. dollar and other major currencies. We believe the euro is acting as a catalyst for change, however, and increasing competition across Europe.

  We remained extremely cautious about investing in Southeast Asia this year, even though the acute financial crisis appears to be over. Although Japanese figures have been strong, we believe Japan is a stock-picker's market because not all companies will deliver on the promises they are making to investors. As a result, we added to our Japanese holdings over the year on a stock-by-stock basis.

YEAR IN REVIEW

   Two groups of stocks led our portfolio higher this fiscal year: those in the Growth in Telecommunications theme and Japanese-quoted stocks, particularly those in our Technological Innovation theme.

  The most notable performers among Growth in Telecommunications stocks for the year were German-quoted Mannesmann and NTT Mobile Communications Network. NTT Mobile Communications Network was among our strongest contributors during the past six months. The company is Japan's dominant cellular phone operator and its stock rose on the belief that the company will benefit from growing demand for data transmission services through cellular phones. Two holdings --UK-quoted Vodafone AirTouch Group and Telecom Italia --were involved in the merger and acquisition activity that engulfed global telecommunication companies earlier in the year.

  Japanese-quoted stocks began their comeback early in our fiscal year and have been our leading performers since March 31. Electronics exporters, in particular, did well on the

                                             BERGER/BIAM INTERNATIONAL CORE FUND

back of buoyant global demand for PCs, copiers, printers, mobile phones and their related components. Leading the way was Murata Manufacturing, which raised its net profit forecast by 25% for the coming year and announced plans to increase its production capacity in response to demand for the electronic components used in cellular phones. Semiconductor manufacturer Rohm also increased its profit projections on the heels of higher-than-expected sales of circuits for mobile communications equipment.

  The primary reason we slightly lagged our benchmark for the year was the performance of stocks in the Positive Banking Environment theme. After strengthening early in the year, these stocks faltered the second half, largely due to a negative interest rate environment. (Both the U.S. Federal Reserve Board and the Bank of England raised interest rates in response to upward pressure on inflation rates attributable to a stronger global economy.) One example of the impact of interest-rate concerns was the response to National Australia Bank. Even though the bank released results that were greeted positively by analysts, its stock price fell.

LOOKING AHEAD

   The pace of global economic change continues to accelerate and all of the world's major economic regions are expanding. Europe is benefiting from the combined effects of a monetary policy biased towards stimulating growth, a competitive currency and general global recovery. The latest economic data in the UK also reveal a significant acceleration in growth. Surveys show that business confidence is increasing while unemployment is falling. Economic activity in the Pacific Region continues its strong rebound.

  As global growth gathers pace, we have been paying close attention to developments in Japan. We are gradually beginning to be convinced that this year's economic recovery may be sustainable. But, while many Japanese companies are making very encouraging statements about restructuring, there is significant execution risk for investors who are looking to take advantage of these changes. There is a danger that Japanese companies may avoid making painful decisions simply because their stock prices have recovered from their lows. Having said that, we believe that there is real and substantial restructuring underway in Japan and we are attempting to identify companies that are in the forefront of this change.

  (1) PERFORMANCE FIGURES ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  (2) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX REPRESENTS MAJOR OVERSEAS STOCK MARKETS. IT IS AN UNMANAGED INDEX, WITH DIVIDENDS REINVESTED. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BERGER/BIAM INTERNATIONAL CORE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT  BERGER/BIAM INTERNATIONAL  MSCI EAFE INDEX  COST OF LIVING INDEX
IN BERGER/BIAM INTERNATIONAL CORE FUND VS.                      CORE FUND
MSCI EAFE INDEX AND COST OF LIVING INDEX
INITIAL INVESTMENT $1,000,000
9/30/89                                                                $1,000,000       $1,000,000            $1,000,000
9/30/90                                                                $1,076,617         $726,114            $1,061,600
9/30/91                                                                $1,260,696         $888,079            $1,097,600
9/30/92                                                                $1,501,493         $827,833            $1,130,400
9/30/93                                                                $1,758,209       $1,049,311            $1,160,800
9/30/94                                                                $1,940,298       $1,155,444            $1,195,200
9/30/95                                                                $2,211,940       $1,226,021            $1,225,600
9/30/96                                                                $2,481,593       $1,335,601            $1,262,400
9/30/97                                                                $2,893,033       $1,502,475            $1,289,600
9/30/98                                                                $2,667,647       $1,381,030            $1,308,800
9/30/99                                                                $3,479,893       $1,813,506            $1,336,800
BERGER/BIAM INTERNATIONAL CORE FUND*
AVERAGE ANNUAL TOTAL RETURN
AS OF SEPTEMBER 30, 1999
1 YEAR                                                                     30.45%
5 YEARS                                                                    12.39%
10 YEARS                                                                   13.28%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.
BERGER/BIAM INTERNATIONAL CORE FUND                                    $3,479,893
MSCI EAFE INDEX                                                        $1,813,506
COST OF LIVING INDEX                                                   $1,336,800

* PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A LOSS WHEN YOU SELL SHARES. PERFORMANCE FIGURES ARE HISTORICAL AND, IN PART, REFLECT THE PERFORMANCE OF A POOL OF ASSETS ADVISED BY BIAM (BANK OF IRELAND ASSET MANAGEMENT) FOR PERIODS BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS ON OCTOBER 11, 1996, ADJUSTED TO REFLECT ANY INCREASED EXPENSES ASSOCIATED WITH OPERATING THE FUND. THE ASSET POOL WAS NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THEREFORE WAS NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE POOL HAD BEEN REGISTERED, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

                                             BERGER/BIAM INTERNATIONAL CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------
ASSETS
Investment in Berger/BIAM International Portfolio
 ("Portfolio"), at value                                     $ 231,736,827
Receivable from fund shares sold                                 1,309,337
-----------------------------------------------------------------------------
    Total Assets                                               233,046,164
-----------------------------------------------------------------------------
LIABILITIES
Payable for fund shares redeemed                                 1,048,039
Accrued administrative services fee                                 13,249
-----------------------------------------------------------------------------
    Total Liabilities                                            1,061,288
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                  $ 231,984,876
=============================================================================
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                      $ 198,518,776
Accumulated net investment loss                                   (496,496)
Undistributed net realized loss from investments
 and foreign currency transactions allocated from
 Portfolio                                                      (7,013,380)
Net unrealized appreciation of investments
 and foreign currency transactions                              40,975,976
-----------------------------------------------------------------------------
                                                             $ 231,984,876
=============================================================================
Shares Outstanding (par value $0.01, unlimited shares
 authorized)                                                    17,234,305
=============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE                                                       $       13.46
=============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL CORE FUND

STATEMENT OF OPERATIONS

                                                              YEAR ENDED
                                                          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Dividends (net of foreign withholding taxes of
 $418,229)                                                   $   3,056,640
Interest                                                           308,933
Portfolio expenses (net of earnings credits and fee
 waivers totaling $34,426)                                      (1,917,582)
-----------------------------------------------------------------------------
    Net Investment Income Allocated from Portfolio               1,447,991
-----------------------------------------------------------------------------
FUND EXPENSES
Administrative services fee                                        110,722
-----------------------------------------------------------------------------
    Total Fund Expenses                                            110,722
-----------------------------------------------------------------------------
Net Investment Income                                            1,337,269
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM
 PORTFOLIO
Net realized loss on investments and foreign currency
 transactions                                                   (4,523,057)
Net change in unrealized appreciation on investments
 and foreign currency transactions                              50,007,723
-----------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments and
 Foreign Currency Transactions Allocated from
 Portfolio                                                      45,484,666
-----------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations         $  46,821,935
=============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED SEPTEMBER 30,                                          1999           1998
-----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                         $  1,337,269   $  4,969,731
Net realized loss on investments and foreign currency
 transactions allocated from Portfolio                          (4,523,057)    (3,975,554)
Net change in unrealized appreciation (depreciation) on
 investments and foreign currency transactions allocated
 from Portfolio                                                 50,007,723    (13,623,073)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                     46,821,935    (12,628,896)
-----------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                           (4,788,864)      (733,103)
In excess of net realized gains on investments and foreign
 currency transactions                                                  --       (796,911)
-----------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions
 to Shareholders                                                (4,788,864)    (1,530,014)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                       88,432,883     84,064,151
Net asset value of shares issued in reinvestment of
 dividends
 and distributions                                               4,568,744      1,271,755
Payments for shares redeemed                                   (56,967,767)   (14,435,770)
-----------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share
 Transactions                                                   36,033,860     70,900,136
-----------------------------------------------------------------------------------------
Net Increase in Net Assets                                      78,066,931     56,741,226
-----------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                            153,917,945     97,176,719
-----------------------------------------------------------------------------------------
End of period                                                 $231,984,876   $153,917,945
=========================================================================================
Undistributed net investment income/(Accumulated net
 investment loss)                                             $   (496,496)  $  6,251,047
=========================================================================================
TRANSACTIONS IN FUND SHARES
Shares sold                                                      6,732,176      7,326,169
Shares issued to shareholders in reinvestment of dividends
 and distributions                                                 372,351        118,050
Shares redeemed                                                 (4,387,147)    (1,252,878)
-----------------------------------------------------------------------------------------
Net Increase in Shares                                           2,717,380      6,191,341
-----------------------------------------------------------------------------------------
Shares outstanding, beginning of period                         14,516,925      8,325,584
-----------------------------------------------------------------------------------------
Shares outstanding, end of period                               17,234,305     14,516,925
=========================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL CORE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The Berger/BIAM International CORE Fund (the "Fund") is a series of the Berger/ BIAM Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund, Berger/BIAM International Fund and International Equity Fund, are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series.

   The investment objective of the Fund is long-term capital appreciation. The Fund will invest all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/BIAM Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (87% at September 30, 1999). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. All costs in organizing the Trust were borne by BBOI Worldwide LLC, the advisor of the Portfolio (the "Advisor"). The Advisor has delegated the daily investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "Sub-Advisor"), which owns 50% of the Advisor. Berger LLC ("Berger"), formerly Berger Associates, Inc., owns the remaining 50% of the Advisor.

   Effective September 30, 1999, Berger Associates, Inc. transferred its operating assets and business to Berger. The transfer did not change the investment objective or principal investment strategies of the Fund, or result in any change to the day-to-day management of the Fund's investments.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the

                                             BERGER/BIAM INTERNATIONAL CORE FUND
Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany these Financial Statements for the Fund.

CALCULATION OF NET ASSET VALUE

   The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

   As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, recordkeeping and pricing agent fees) of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

FEDERAL INCOME TAXES

   Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

FEDERAL INCOME TAX STATUS

   Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

   The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in-capital.

   During the year ended September 30, 1999, the following reclassifications were made:

Paid-in-Capital                      $   159,926
Undistributed Net Investment Income   (3,295,948)
Undistributed Net Realized Gain        3,136,022

BERGER/BIAM INTERNATIONAL CORE FUND

   At September 30, 1999, the Fund had the following capital loss carryovers which may be used to offset future realized capital gains for federal income tax purposes:

EXPIRING ON:
------------
September 30, 2006                   $   38,805
September 30, 2007                    6,710,874
                                     ----------
  Total capital loss carryovers      $6,749,679
                                     ==========

   During the year ended September 30, 1999, the Fund paid $418,229 of foreign taxes on $10,916,538 of foreign source income. The Fund will make the foreign tax credit election to pass these taxes through to shareholders.

   For the year ended September 30, 1999, the Fund incurred and elected to defer post-October 31 net capital and/or currency losses totaling $2,362,430, to the year ended September 30, 2000.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

   Under an Administrative Services Agreement with the Fund, the Advisor serves as the administrator of the Fund. Pursuant to such Agreement, the Fund pays the Advisor a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or the Advisor's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the Agreement, the Advisor is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, legal services, printing and mailing to shareholders of prospectuses and other required communications and certain other administrative services. The Advisor has delegated the administration of the Fund to Berger. For such services, the Advisor pays Berger a sub-administration fee equal to 0.25% of the Fund's average daily net assets. Berger has voluntarily waived such sub-administration fee from the Commencement of Investment Operations through September 30, 1999.

   Investors Fiduciary Trust Company ("IFTC") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. In addition,

                                             BERGER/BIAM INTERNATIONAL CORE FUND
IFTC has been appointed to serve as the Fund's custodian, transfer agent and dividend disbursing agent. The cost of such services are covered under the Administrative Services Agreement with the Advisor, as mentioned above.

   Certain officers and trustees of the Trust are officers and directors of Berger, the Advisor or BIAM. Trustees who are not affiliated with Berger, the Advisor or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger 100 Fund, Berger Growth and Income Fund, and Berger Balanced Fund) and the Portfolio, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

BERGER/BIAM INTERNATIONAL CORE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                              YEARS ENDED
                                             SEPTEMBER 30,              PERIOD FROM
                                       -------------------------   OCTOBER 11, 1996(1) TO
                                          1999          1998         SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
Net asset value, beginning of period   $  10.60      $  11.67        $        10.00
-----------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)            (0.12)         0.43(2)               0.08
  Net realized and unrealized gains
   (losses) from securities and
   foreign currency transactions           3.32         (1.34)(2)              1.59
-----------------------------------------------------------------------------------------
      Total from investment
       operations                          3.20         (0.91)                 1.67
-----------------------------------------------------------------------------------------
  Less dividends and distributions
    Dividends (from net investment
     income)                              (0.34)        (0.08)                   --
    Distributions (in excess of
     capital gains)                          --         (0.08)                   --
-----------------------------------------------------------------------------------------
      Total dividends and
       distributions                      (0.34)        (0.16)                   --
-----------------------------------------------------------------------------------------
  Net asset value, end of period       $  13.46      $  10.60        $        11.67
=========================================================================================
      Total Return (3)                   30.45%         (7.79)%              16.70%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                            $231,985      $153,918        $       97,177
Net expense ratio to average
 net assets (4)(5)                        1.06%         1.08%                 1.10%(6)
Ratio of net income (loss) to average
 net assets                               0.69%         3.44%                 1.62%(6)
Gross expense ratio to average
 net assets (5)                           1.06%         1.12%                 1.20%(6)
Portfolio turnover rate (3)(7)              16%           17%                   17%

                   1.   COMMENCEMENT OF INVESTMENT OPERATIONS.

                   2.   RESTATED.

                   3.   NOT ANNUALIZED.

                   4.   NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED
                        BY THE PORTFOLIO'S ADVISOR.

                   5.   REFLECTS THE FUND'S EXPENSES PLUS THE FUND'S PRO RATA SHARE
                        OF THE PORTFOLIO'S EXPENSES.

                   6.   ANNUALIZED.

                   7.   REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE PORTFOLIO. ALL
                        OF THE INVESTABLE ASSETS OF THE FUND ARE INVESTED IN THE
                        PORTFOLIO.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         BERGER/BIAM
                    REPORT OF INDEPENDENT ACCOUNTANTS
                   INTERNATIONAL CORE FUND

To the Board of Trustees and Shareholders of Berger/BIAM International CORE Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger/BIAM International CORE Fund (one of the funds constituting Berger/BIAM Worldwide Funds Trust, hereafter referred to as the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
November 4, 1999

                                  BERGER/BIAM
                            INTERNATIONAL PORTFOLIO

                                 ANNUAL REPORT

               The following pages should be read in conjunction
                  with the Berger/BIAM International CORE Fund
                                 Annual Report.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

COUNTRY/
SHARES     COMPANY                              INDUSTRY                                VALUE
------     -------                              --------                                -----
                                     COMMON STOCK - 96.51%
AUSTRALIA (4.40%)
   36,425  Brambles Industries Ltd.             Business & Industrial Services       $ 1,055,363
  236,150  National Australia Bank Ltd.*        Commercial Banks & Other Banks         3,458,993
  487,006  News Corp. Ltd.*                     Media                                  3,419,296
  467,695  Telstra Corp. Ltd.*                  Utilities                              2,425,525
  212,370  Westpac Banking Corp. Ltd.*          Commercial Banks & Other Banks         1,310,919
                                                                                     -----------
                                                                                      11,670,096
                                                                                     -----------
DENMARK (0.55%)
   24,375  Tele Danmark A.S.*                   Utilities                              1,455,746
                                                                                     -----------
FRANCE (7.79%)
   18,626  Alcatel Alsthom*                     Computer/Commercial/Office
                                                Equipment                              2,568,434
   40,932  AXA-UAP*                             Insurance - Multi/Property/
                                                Casualty                               5,181,959
   34,250  Michelin - Class B*                  Automobile Components                  1,617,614
   41,322  Total S.A. - Class B*                Oil                                    5,196,105
   86,557  Vivendi*                             Diversified Holding Companies          6,083,212
                                                                                     -----------
                                                                                      20,647,324
                                                                                     -----------
GERMANY (9.25%)
  105,742  Bayerische Motoren Werk A.G. DM      Automobiles                            2,992,886
   41,060  Bayerische Hypo Vereinsbank A.G.     Commercial Banks & Other Banks         2,397,806
   85,935  Hoechst A.G.                         Chemicals                              3,742,736
   68,855  Mannesmann A.G.*                     Machinery & Engineering Services      11,006,341
   57,121  Veba A.G.                            Diversified Industrials                3,131,812
   67,080  Viag A.G. DM*                        Utilities                              1,272,411
                                                                                     -----------
                                                                                      24,543,992
                                                                                     -----------
HONG KONG (0.63%)
  148,000  Cheung Kong (Holdings) Ltd.          Real Estate                            1,233,682
  144,500  Hong Kong Electric Holdings          Utilities                                448,318
                                                                                     -----------
                                                                                       1,682,000
                                                                                     -----------
ITALY (2.44%)
  306,353  ENI S.p.A.*                          Oil                                    1,922,879

BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES     COMPANY                              INDUSTRY                                VALUE
------     -------                              --------                                -----
                                    COMMON STOCK - CONTINUED
  524,257  Telecom Italia S.p.A.*               Utilities                            $ 4,558,783
                                                                                     -----------
                                                                                       6,481,662
                                                                                     -----------
JAPAN (18.41%)
    5,400  ACOM Co. Ltd.*                       Insurance - Multi/Property/
                                                Casualty                                 709,070
   83,000  Bank of Tokyo-Mitsubishi Ltd.+       Commercial Banks & Other Banks         1,275,542
  207,000  Canon, Inc.+                         Computer/Commercial/Office
                                                Equipment                              6,031,581
   65,000  Fuji Photo Film Co. Ltd.             Photo Equipment & Supplies             2,230,002
   53,000  Honda Motor Co. Ltd.                 Automobiles                            2,221,825
    9,000  Hoya Corp.                           Electronics & Instruments                544,788
  112,000  Kao Corp.                            Food & Grocery Products                3,168,718
    5,200  Keyence Corp.                        Electronics & Instruments              1,392,988
    4,700  Mabuchi Motor Co. Ltd.               Electronics & Instruments                612,294
   47,000  Murata Manufacturing Co. Ltd.+       Electronics & Instruments              4,726,948
      325  NTT Mobile Communications            Utilities                              6,415,076
           Network, Inc.+
   11,700  Rohm Company Ltd.                    Electronics & Instruments              2,446,893
  104,000  Shiseido Co. Ltd.                    Health & Personal Care                 1,554,281
   50,100  Sony Corp.                           Household Durables & Appliances        7,492,160
  137,000  Takeda Chemical Industries           Health & Personal Care                 7,404,361
    3,600  Takefuji Corp.                       Insurance - Multi/Property/
                                                Casualty                                 599,943
                                                                                     -----------
                                                                                      48,826,470
                                                                                     -----------
MALAYSIA (0.13%)
  103,000  Hume Industries                      Construction & Building
           Malaysia Bhd                         Materials                                 81,315
  219,400  Sime Darby Bhd                       Diversified Holding Companies            254,042
                                                                                     -----------
                                                                                         335,357
                                                                                     -----------
NETHERLANDS (9.21%)
  131,580  ABN Amro Holdings N.V.               Commercial Banks & Other Banks         2,958,604
   71,000  Elsevier N.V.*                       Media                                    730,130
   38,877  Fortis N.V.                          Commercial Banks & Other Banks         1,257,378
  157,167  ING Groep N.V.*                      Insurance - Multi/Property/
                                                Casualty                               8,541,735
  107,280  Koninklijke Ahold N.V.*              Retail Trade                           3,532,578
   70,365  Koninklijke KPN N.V.*                Utilities                              3,085,610
   48,480  Royal Dutch Petroleum Co.            Oil                                    2,815,617

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES     COMPANY                              INDUSTRY                                VALUE
------     -------                              --------                                -----
                                    COMMON STOCK - CONTINUED
   58,840  TNT Post Group N.V.                  Utilities                            $ 1,498,598
                                                                                     -----------
                                                                                      24,420,250
                                                                                     -----------
NEW ZEALAND (0.15%)
  101,787  Telecom Corp. of New Zealand*        Utilities                                401,364
                                                                                     -----------
PORTUGAL (0.28%)
   46,450  Electricidade de Portugal S.A.       Utilities                                733,581
                                                                                     -----------
SINGAPORE (2.17%)
  300,027  Development Bank of Singapore Ltd.   Commercial Banks & Other Banks         3,355,215
   89,000  Oversea-Chinese Banking Corp. Ltd.+  Commercial Banks & Other Banks           691,465
  109,000  Singapore Press Holdings Ltd.*       Media                                  1,719,364
                                                                                     -----------
                                                                                       5,766,044
                                                                                     -----------
SOUTH KOREA (0.79%)
   29,125  Korea Telecom Corp. ADR*             Utilities                              1,077,625
   32,700  Pohang Iron & Steel Company Ltd.     Mining, Metals & Minerals              1,023,918
           ADR
                                                                                     -----------
                                                                                       2,101,543
                                                                                     -----------
SPAIN (2.29%)
  322,472  Banco De Santander S.A.*             Commercial Banks & Other Banks         3,336,766
  170,109  Telefonica S.A.*                     Utilities                              2,724,588
                                                                                     -----------
                                                                                       6,061,354
                                                                                     -----------
SWEDEN (0.22%)
   18,800  Telefonaktiebolaget LM Ericsson - B  Utilities                                585,038
           Shares
                                                                                     -----------
SWITZERLAND (10.15%)
    2,052  Alusuisse Lonza Group A.G.*          Fabricated Metal Products              2,364,376
    2,870  Nestle S.A.*                         Food & Grocery Products                5,396,679
    3,221  Novartis A.G. Reg.*                  Health & Personal Care                 4,780,920
      448  Roche Holding A.G.*                  Health & Personal Care                 5,187,384

BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES     COMPANY                              INDUSTRY                                VALUE
------     -------                              --------                                -----
                                    COMMON STOCK - CONTINUED
    2,492  Schweizerische                       Insurance - Multi/Property/
           Rueckversicherungs*                  Casualty                             $ 4,976,688
   14,921  Union Bank of Switzerland A.G. Reg.  Commercial Banks & Other Banks         4,208,563
                                                                                     -----------
                                                                                      26,914,610
                                                                                     -----------
THAILAND (0.11%)
  143,000  Bangkok Bank PLC*                    Commercial Banks & Other Banks           281,351
                                                                                     -----------
UNITED KINGDOM (27.54%)
  320,220  Allied Zurich PLC                    Insurance - Multi/Property/
                                                Casualty                               3,758,095
  101,630  AstraZeneca PLC                      Health & Personal Care                 4,260,697
  179,100  Barclays PLC                         Commercial Banks & Other Banks         5,256,259
  309,767  British American                     Beverage Industry/Tobacco
           Tobacco PLC                          Manufacturing                          2,656,456
  314,030  Cable & Wireless PLC                 Utilities                              3,416,665
  357,310  Cadbury Schweppes PLC                Beverage Industry/Tobacco
                                                Manufacturing                          2,480,447
  347,260  Diageo Ordinary PLC                  Beverage Industry/Tobacco
                                                Manufacturing                          3,546,715
  100,276  Emi Group PLC Ord - Class B*         Media                                    732,841
  204,675  Glaxo Wellcome PLC                   Health & Personal Care                 5,336,417
  428,232  Granada Group PLC                    Entertainment/Leisure/Toys             3,665,323
  402,200  Hilton Group PLC                     Entertainment/Leisure/Toys             1,396,864
  120,000  HSBC Holdings PLC                    Commercial Banks & Other Banks         1,374,906
  620,164  Invensys PLC                         Machinery & Engineering Services       3,021,538
   20,701  Kingfisher PLC                       Retail Trade                             221,820
  331,680  Lloyds TSB Group PLC                 Commercial Banks & Other Banks         4,121,886
   55,017  National Power PLC                   Utilities                                428,792
  113,520  National Westminster Bank PLC        Commercial Banks & Other Banks         2,645,851
  241,350  Old Mutual PLC*                      Insurance - Multi/Property/
                                                Casualty                                 514,454
   77,520  Pearson PLC                          Media                                  1,662,600
  369,765  Prudential PLC                       Insurance - Life & Agents/ Brokers     5,678,547
   51,760  Railtrack Group PLC                  Road & Rail                            1,088,817
  651,232  Shell Transport & Trading Co. PLC    Oil                                    4,866,552

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PAR VALUE  COMPANY                              INDUSTRY                                VALUE
---------  -------                              --------                                -----
                                    COMMON STOCK - CONTINUED
  185,300  TI Group PLC                         Machinery & Engineering Services     $ 1,354,216
  376,400  Vodafone AirTouch Group PLC          Utilities                              8,909,192
   68,163  WPP Group PLC                        Media                                    633,909
                                                                                     -----------
                                                                                      73,029,859
                                                                                     -----------
           TOTAL COMMON STOCK (cost $205,584,576)                                    255,937,641
                                                                                     -----------
                                  REPURCHASE AGREEMENT -1.58%
$4,197,000 State Street Repurchase Agreement, 4.85% dated September 30, 1999, to be repurchased at $4,197,565 on October 1, 1999, collateralized by FNMA
           Agency Note,
           5.25% - January 10, 2001, with a value of $4,281,350                        4,197,000
                                                                                     -----------
           TOTAL REPURCHASE AGREEMENT (cost $4,197,000)                                4,197,000
                                                                                     -----------
Total Investments (cost $209,781,576) (98.09%)                                       260,134,641
Total Other Assets, Less Liabilities (1.91%)                                           5,076,729
                                                                                     -----------
Net Assets (100.00%)                                                                 $265,211,370
                                                                                     ===========

*  NON-INCOME PRODUCING SECURITY.

+  SECURITY IS DESIGNATED AS COLLATERAL FOR FORWARD FOREIGN CURRENCY CONTRACTS.

ADR AMERICAN DEPOSITARY RECEIPT.

PLC PUBLIC LIMITED COMPANY.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                  UNREALIZED
                                    CONTRACT     MATURITY        VALUE ON       APPRECIATION/
       CURRENCY                      AMOUNT        DATE     SEPTEMBER 30, 1999  (DEPRECIATION)
       --------                      ------        ----     ------------------  --------------
Sell   Japanese Yen                269,978,000  10/21/1999     $ 2,547,852        $ (287,487)
Sell   Japanese Yen                270,196,000   11/9/1999       2,558,412           (97,610)
Sell   Japanese Yen                347,845,000  11/18/1999       3,306,350          (234,733)
Sell   Japanese Yen                292,626,000  11/24/1999       2,777,469          (113,600)
Sell   Japanese Yen                222,954,000  11/30/1999       2,118,259           (89,560)
Sell   Japanese Yen                508,714,000   1/18/2000       4,873,933           (70,801)
                                                               -----------        ----------
                                                               $18,182,275        $ (893,791)
                                                               ===========        ==========

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------
ASSETS
Investments, at cost                                             $     209,781,576
-----------------------------------------------------------------------------------
Investments, at value                                            $     260,134,641
Cash                                                                         1,577
Foreign cash (cost $2,981,614)                                           3,003,561
Receivables
  Investment securities sold                                               189,943
  Contributions                                                          4,813,729
  Dividends                                                                801,571
  Interest                                                                     565
  Due from Advisor                                                          16,469
-----------------------------------------------------------------------------------
    Total Assets                                                       268,962,056
-----------------------------------------------------------------------------------
LIABILITIES
Payables
  Investment securities purchased                                        1,553,600
  Withdrawals                                                            1,059,298
  Accrued investment advisory fees                                         192,775
  Accrued custodian fees                                                    22,722
  Accrued audit fees                                                        28,500
Net unrealized depreciation on forward foreign currency
 contracts                                                                 893,791
-----------------------------------------------------------------------------------
    Total Liabilities                                                    3,750,686
-----------------------------------------------------------------------------------
NET ASSETS                                                       $     265,211,370
===================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS

                                                                    YEAR ENDED
                                                                SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (net of foreign tax withholding of $482,012)         $       3,523,283
  Interest                                                                 355,089
-----------------------------------------------------------------------------------
    Total Income                                                         3,878,372
-----------------------------------------------------------------------------------
Expenses
  Investment advisory fees                                               2,010,034
  Accounting fees                                                           48,561
  Custodian fees                                                            96,448
  Registration fees                                                          3,535
  Audit fees                                                                37,500
  Legal fees                                                                 6,863
  Trustees' fees and expenses                                               22,213
  Shareholder reporting fees                                                 9,233
  Other expenses                                                            13,735
-----------------------------------------------------------------------------------
    Gross Expenses                                                       2,248,122
    Less fees waived by Advisor                                            (16,581)
    Less earnings credits                                                  (22,800)
-----------------------------------------------------------------------------------
    Net Expenses                                                         2,208,741
-----------------------------------------------------------------------------------
    Net Investment Income                                                1,669,631
-----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
  Net realized loss on investments and foreign currency
   transactions                                                         (5,205,587)
  Net change in unrealized appreciation on investments and
   foreign currency transactions                                        58,159,547
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments and Foreign
 Currency Transactions                                                  52,953,960
-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             $      54,623,591
===================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

              YEAR ENDED SEPTEMBER 30,                     1999           1998
----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                  $  1,669,631   $  5,874,066
Net realized loss on investments and foreign currency
 transactions                                            (5,205,587)    (4,726,150)
Net change in unrealized appreciation (depreciation)
 on investments and foreign currency transactions        58,159,547    (15,953,893)
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                              54,623,591    (14,805,977)
----------------------------------------------------------------------------------
FROM INVESTORS' BENEFICIAL INTEREST TRANSACTIONS
Contributions                                           161,557,439    103,931,701
Withdrawals                                            (128,565,460)   (33,746,924)
----------------------------------------------------------------------------------
Net Increase in Net Assets Derived From Investors'
 Beneficial Interest Transactions                        32,991,979     70,184,777
----------------------------------------------------------------------------------
Net Increase in Net Assets                               87,615,570     55,378,800
----------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                     177,595,800    122,217,000
----------------------------------------------------------------------------------
End of period                                          $265,211,370   $177,595,800
==================================================================================

                                              YEAR ENDED
                                            SEPTEMBER 30,             PERIOD FROM
                                         --------------------     OCTOBER 11, 1996(1)
                                           1999        1998      TO SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in
 thousands)                              $265,211    $177,596       $         122,217
Net expense ratio to average net
 assets(3)                                   1.00%       1.00%                   0.89%(2)
Ratio of net income to average net
 assets                                      0.75%       3.45%                   1.63%(2)
Gross expense ratio to average net
 assets                                      1.01%       1.04%                   1.10%(2)
Portfolio turnover rate(4)                     16%         17%                     17%

                   1.   COMMENCEMENT OF INVESTMENT OPERATIONS.
                   2.   ANNUALIZED.
                   3.   NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED
                        BY THE ADVISOR.
                   4.   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were borne by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH was an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Citizens NH sold their 23.5% interest on September 4, 1998. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

   The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside of the United States.

   The Portfolio is advised by BBOI, which has delegated daily investment management of the Portfolio to BIAM. Berger LLC ("Berger"), formerly Berger Associates, Inc., and BIAM each own 50% of BBOI. Effective September 30, 1999, Berger Associates, Inc. transferred its operating assets and business to Berger. The transfer did not result in any change to the investment objective or principal investment strategies of the Portfolio, or result in any change to the day-to-day management of the Portfolio's investments.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are

BERGER/BIAM INTERNATIONAL PORTFOLIO
valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

   Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

   The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

   BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. BBOI has agreed to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio.

   The Portfolio has also entered into recordkeeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), which also serves as the Portfolio's custodian and transfer agent. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds (which consists of Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger 100 Fund, Berger Growth & Income Fund and Berger Balanced Fund) (collectively, the "Funds"). IFTC's fees for custody, recordkeeping, pricing and transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian and by credits received from directed brokerage transactions.

   Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds and the Portfolio, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 1999, totaled $22,213.

   The Trust adopted a Trustee Fee Deferral Plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various Berger Funds until distribution in accordance with the Plan.

BERGER/BIAM INTERNATIONAL PORTFOLIO

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

   Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 1999 were as follows:

 Purchases                    Sales
-----------                -----------
$65,551,376                $33,821,723

   There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 1999.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

   At September 30, 1999, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held was as follows:

                            Gross                Gross
                          Unrealized           Unrealized
Federal Tax Cost         Appreciation         Depreciation             Net
----------------         ------------         ------------         -----------
$209,783,264             $59,176,867          $(8,825,490)         $50,351,377

FORWARD CURRENCY CONTRACTS

   The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized gains or losses on these securities are included in Net Realized Gain
(Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

REPURCHASE AGREEMENTS

   Repurchase agreements held by the Portfolio are fully collateralized by U.S. government securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO
on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

   The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4. LINE OF CREDIT

   The Portfolio, along with certain of the Berger Funds, is party to an ongoing agreement with certain banks that allows these Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific Fund or Portfolio that executes the borrowing at the Federal Funds Rate plus 50 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 1999, the Portfolio had no borrowings outstanding on the line of credit.

--------------------------------------------------------------------------------
                         BERGER/BIAM
                    REPORT OF INDEPENDENT ACCOUNTANTS
                   INTERNATIONAL PORTFOLIO

To the Board of Trustees and Investors of Berger/BIAM Worldwide Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the ratios/supplemental data present fairly, in all material respects, the financial position of Berger/BIAM International Portfolio (the sole portfolio comprising Berger/BIAM Worldwide Portfolios Trust, hereafter referred to as the "Portfolio") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the ratios/supplemental data for each of the two years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and ratios/supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
November 4, 1999

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